================================================================================
                                                                    EXHIBIT 10.3

                                CREDIT AGREEMENT

                           Dated as of April 18, 2002

                                      among

                                 COINSTAR, INC.,

                                as the Borrower,

                             BANK OF AMERICA, N.A.,
                             as Administrative Agent
                                       and
                                   L/C Issuer,

                                       and

                         The Other Lenders Party Hereto

                         BANC OF AMERICA SECURITIES LLC,
                                       as
                    Sole Lead Arranger and Sole Book Manager

================================================================================

                                TABLE OF CONTENTS

                                                                                    Page
                                                                                    ----
ARTICLE 1   DEFINITIONS AND ACCOUNTING TERMS.........................................1
  1.01      Defined Terms............................................................1
  1.02      Other Interpretive Provisions...........................................19
  1.03      Accounting Terms........................................................20
  1.04      Rounding................................................................21
  1.05      References to Agreements and Laws.......................................21
  1.06      Times of Day............................................................21
ARTICLE 2   THE COMMITMENTS AND CREDIT EXTENSIONS...................................21
  2.01      Loans...................................................................21
  2.02      Borrowings, Conversions and Continuations of Loans......................22
  2.03      Letters of Credit.......................................................23
  2.04      Prepayments.............................................................30
  2.05      Reduction or Termination of Commitments.................................31
  2.06      Repayment of Loans......................................................31
  2.07      Interest................................................................32
  2.08      Fees....................................................................32
  2.09      Computation of Interest and Fees........................................33
  2.10      Evidence of Debt........................................................33
  2.11      Payments Generally......................................................33
  2.12      Sharing of Payments.....................................................35
ARTICLE 3   TAXES, YIELD PROTECTION AND ILLEGALITY..................................36
  3.01      Taxes...................................................................36
  3.02      Illegality..............................................................37
  3.03      Inability to Determine Rates............................................37
  3.04      Increased Cost and Reduced Return; Capital Adequacy; Reserves
            on Eurodollar Rate Loans................................................37
  3.05      Funding Losses..........................................................38
  3.06      Matters Applicable to all Requests for Compensation.....................39
  3.07      Survival................................................................39
ARTICLE 4   CONDITIONS PRECEDENT TO CREDIT EXTENSIONS...............................39
  4.01      Conditions of Initial Credit Extension..................................39
  4.02      Conditions to all Credit Extensions.....................................42
ARTICLE 5   REPRESENTATIONS AND WARRANTIES..........................................43
  5.01      Existence, Qualification and Power; Compliance with Laws................43
  5.02      Authorization; No Contravention.........................................43
  5.03      Governmental Authorization; Other Consents..............................43
  5.04      Binding Effect..........................................................43
  5.05      Financial Statements; No Material Adverse Effect........................43
  5.06      Litigation..............................................................44
  5.07      No Default..............................................................44
  5.08      Ownership of Property; Liens............................................44
  5.09      Environmental Compliance................................................44
  5.10      Insurance...............................................................45
  5.11      Taxes...................................................................45

                            TABLE OF CONTENTS
                               (continued)

  5.12      ERISA Compliance........................................................45
  5.13      Subsidiaries and Inactive Subsidiaries..................................46
  5.14      Margin Regulations; Investment Company Act; Public Utility
            Holding Company Act.....................................................46
  5.15      Disclosure..............................................................46
  5.16      Compliance with Laws....................................................47
  5.17      Security Interests......................................................47
  5.18      Intellectual Property; Licenses, Etc....................................47
  5.19      Automatic Coin Counting Machines........................................47
ARTICLE 6   AFFIRMATIVE COVENANTS...................................................48
  6.01      Financial Statements....................................................48
  6.02      Certificates; Other Information.........................................48
  6.03      Notices.................................................................50
  6.04      Payment of Obligations..................................................51
  6.05      Preservation of Existence, Etc..........................................51
  6.06      Maintenance of Properties...............................................51
  6.07      Maintenance of Insurance................................................51
  6.08      Compliance with Laws....................................................51
  6.09      Books and Records.......................................................52
  6.10      Inspection Rights.......................................................52
  6.11      Use of Proceeds.........................................................52
  6.12      Additional Domestic Subsidiaries........................................52
  6.13      Additional Foreign Subsidiaries.........................................53
  6.14      Rate Hedging Agreement..................................................53
  6.15      Compliance with ERISA...................................................53
ARTICLE 7   NEGATIVE COVENANTS......................................................53
  7.01      Liens...................................................................53
  7.02      Investments.............................................................55
  7.03      Indebtedness............................................................55
  7.04      Fundamental Changes.....................................................56
  7.05      Dispositions............................................................57
  7.06      Restricted Payments.....................................................57
  7.07      Change in Nature of Business............................................58
  7.08      Transactions with Affiliates............................................58
  7.09      Capital Expenditures....................................................58
  7.10      Burdensome Agreements...................................................58
  7.11      Use of Proceeds.........................................................59
  7.12      Financial Covenants.....................................................59
  7.13      ERISA...................................................................60
  7.14      Inactive Subsidiary Transactions........................................60
ARTICLE 8   EVENTS OF DEFAULT AND REMEDIES..........................................60
  8.01      Events of Default.......................................................60
  8.02      Remedies Upon Event of Default..........................................62
ARTICLE 9   ADMINISTRATIVE AGENT....................................................63

                               TABLE OF CONTENTS
                                  (continued)

  9.01      Appointment and Authorization of Administrative Agent...................63
  9.02      Delegation of Duties....................................................64
  9.03      Liability of Administrative Agent.......................................64
  9.04      Reliance by Administrative Agent........................................64
  9.05      Notice of Default.......................................................65
  9.06      Credit Decision; Disclosure of Information by Administrative Agent......65
  9.07      Indemnification of Administrative Agent.................................66
  9.08      Administrative Agent in its Individual Capacity.........................66
  9.09      Successor Administrative Agent..........................................66
  9.10      Administrative Agent May File Proofs of Claim...........................67
  9.11      Collateral and Guaranty Matters.........................................68
  9.12      Other Agents; Arrangers and Managers....................................68
ARTICLE 10  MISCELLANEOUS...........................................................68
  10.01     Amendments, Etc.........................................................68
  10.02     Notices and Other Communications; Facsimile Copies......................70
  10.03     No Waiver; Cumulative Remedies..........................................71
  10.04     Attorney Costs, Expenses and Taxes......................................71
  10.05     Indemnification by the Borrower.........................................71
  10.06     Payments Set Aside......................................................72
  10.07     Successors and Assigns..................................................72
  10.08     Confidentiality.........................................................76
  10.09     Control of Deposit Accounts; Set-off....................................77
  10.10     Interest Rate Limitation................................................77
  10.11     Counterparts............................................................78
  10.12     Integration.............................................................78
  10.13     Survival of Representations and Warranties..............................78
  10.14     Severability............................................................78
  10.15     Tax Forms...............................................................79
  10.16     Governing Law...........................................................80
  10.17     Waiver of Right to Trial by Jury........................................81
  10.18     Time of the Essence.....................................................81

                            TABLE OF CONTENTS
                               (continued)

EXHIBITS
     Form of
     A      Loan Notice
     B-1    Note (Revolving)
     B-2    Note (Term)
     C      Compliance Certificate
     D      Assignment and Assumption
     E      Guaranty
     F      Security Agreement
     G      Pledge Agreement
     H      Opinion Letter

SCHEDULES

     1.01 Equity Ownership of Loan Parties as of the Document Preclosing Date 2.01(a)Revolving Commitments and Revolving Pro Rata Shares
     2.01(b)Term Commitments and Term Pro Rata Shares
     5.05   Supplement to Interim Financial Statements
     5.06   Litigation
     5.13   Subsidiaries; Inactive Subsidiaries; and Other Equity Investments
     5.18   Intellectual Property Matters
     7.01   Existing Liens
     7.03   Existing Indebtedness
     10.02  Eurodollar and Domestic Lending Offices, Addresses for Notices

                                CREDIT AGREEMENT

     This CREDIT AGREEMENT ("Agreement") is entered into as of April 18, 2002,
                             ---------
among COINSTAR, INC., a Delaware corporation (the "Borrower"), each lender from
                                                   --------
time to time party hereto (collectively, the "Lenders" and individually, a
                                              -------
"Lender"), and BANK OF AMERICA, N.A., as Administrative Agent and L/C Issuer.
 ------

     The Borrower has requested that the Lenders provide a revolving credit facility and a term facility, and the Lenders are willing to do so on the terms and conditions set forth herein.

     In consideration of the mutual covenants and agreements herein contained, the parties hereto covenant and agree as follows:

                                    ARTICLE 1
                        DEFINITIONS AND ACCOUNTING TERMS

     1.01 Defined Terms. As used in this Agreement, the following terms shall have the meanings set forth below:

     "Acceptable Security Interest" in any Property means a Lien (a) which
      ----------------------------
exists in favor of the Administrative Agent for the benefit of the Lenders; (b) which is superior to all other Liens except Permitted Liens; (c) which secures the Obligations of the Loan Parties; and (d) which is perfected and enforceable against all Persons in preference to any rights of any Person therein (other than rights in respect of Permitted Liens).

     "Acquired Entity" means any Person or group of Persons or any related group
      ---------------
of assets, liabilities, or securities of any Person or group of Persons, including any division, branch, or business unit of any Person or group of Persons, that Borrower proposes to or has completely or substantially acquired in an Acquisition.

     "Acquisition" means the direct or indirect purchase or acquisition, whether
      -----------
in one or more related transactions, of any Person or group of Persons or of all or substantially all of any related group of assets, liabilities, or securities of any Person or group of Persons (excluding purchases of inventory and equipment in the ordinary course of business).

     "Administrative Agent" means Bank of America in its capacity as
      --------------------
administrative agent under any of the Loan Documents, or any successor administrative agent.

     "Administrative Agent's Office" means the Administrative Agent's address
      -----------------------------
and, as appropriate, account as set forth on Schedule 10.02, or such other
                                             --------------
address or account as the Administrative Agent may from time to time notify the Borrower and the Lenders.

     "Affiliate" means, with respect to any Person, another Person that
      ---------  -----
directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified. "Control"
                                                                     -------
means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. "Controlling" and
                                                             -----------
"Controlled" have
 ----------
meanings correlative thereto. Without limiting the generality of the foregoing, a Person shall be deemed to be Controlled by another Person if such other Person possesses, directly or indirectly, power to vote 30% or more of the securities having ordinary voting power for the election of directors, managing general partners or the equivalent.

     "Agent-Related Persons" means the Administrative Agent, together with its
      ---------------------
Affiliates (including, in the case of Bank of America in its capacity as the Administrative Agent, the Arranger), and the officers, directors, employees, agents and attorneys-in-fact of such Persons and Affiliates.

     "Aggregate Commitments" means collectively the Aggregate Revolving
      ---------------------
Commitments and the Aggregate Term Commitments.

     "Aggregate Revolving Commitments" means the Revolving Commitments of all
      -------------------------------
the Lenders.

     "Aggregate Term Commitments" means the Term Commitments of all the Lenders.
      --------------------------

     "Agreement" means this Credit Agreement.
      ---------

     "Applicable Rate" means the following percentages per annum, based upon the
      ---------------
Consolidated Leverage Ratio as set forth in the most recent Compliance Certificate received by the Administrative Agent pursuant to Section 6.02(b):
                                                             ---------------

--------------------------------------------------------------------
                           Applicable Rate
--------------------------------------------------------------------
                                            Eurodollar
                                              Rate +
Pricing      Consolidated      Commitment   Letters of
 Level      Leverage Ratio        Fee         Credit     Base Rate +
--------------------------------------------------------------------
   1      Less than or equal     0.20%         1.75%        0.25%
          to 1.00x
--------------------------------------------------------------------
   2      Less than or equal     0.30%         2.00%        0.50%
          to 1.50x, but
          greater than 1.00x
--------------------------------------------------------------------
   3      Greater than 1.50x     0.40%         2.25%        0.75%
--------------------------------------------------------------------

     Any increase or decrease in the Applicable Rate resulting from a change in the Consolidated Leverage Ratio shall become effective as of the first Business Day immediately following the date a Compliance Certificate is delivered pursuant to Section 6.02(b); provided, however, that if no Compliance
            ---------------  --------  -------
Certificate is delivered during a fiscal quarter when due in accordance with such Section, then Pricing Level 3 shall apply as of the first Business Day after the date on which such Compliance Certificate was required to have been delivered and Pricing Level 3 shall remain in effect until a Compliance Certificate indicating a different Pricing Level has been delivered to the Administrative Agent. The Applicable Rate in effect from the Closing Date through receipt of the Compliance Certificate for the period ending June 30, 2002, shall be determined based upon Pricing Level 3.

     "Arranger" means Banc of America Securities LLC, in its capacity as sole
      --------
lead arranger and sole book manager.

     "Assignment and Assumption" means an Assignment and Assumption
      -------------------------
substantially in the form of Exhibit D.
                             ---------

     "Attorney Costs" means and includes all reasonable fees, expenses and
      --------------
disbursements of any law firm or other external counsel.

     "Attributable Indebtedness" means, on any date, (a) in respect of any
      -------------------------
capital lease of any Person, the capitalized amount thereof that would appear on a balance sheet of such Person prepared as of such date in accordance with GAAP, and (b) in respect of any Synthetic Lease Obligation, the capitalized amount of the remaining lease payments under the relevant lease that would appear on a balance sheet of such Person prepared as of such date in accordance with GAAP if such lease were accounted for as a capital lease.

     "Audited Financial Statements" means the audited consolidated balance sheet
      ----------------------------
of the Borrower and its Subsidiaries for the fiscal years ended December 31, 1999, 2000 and 2001, and the related consolidated statements of income or operations, shareholders' equity and cash flows for such fiscal year of the Borrower and its Subsidiaries, including the notes thereto.

     "Availability Period" means the period from and including the Closing Date
      -------------------
to but excluding the earlier of the Maturity Date and the date of termination of the Aggregate Revolving Commitments.

     "Bank of America" means Bank of America, N.A. and its successors.
      ---------------

     "Base Rate" means for any day a fluctuating rate per annum equal to the
      ---------
higher of (a) the Federal Funds Rate plus 1/2 of 1% and (b) the rate of interest in effect for such day as publicly announced from time to time by Bank of America as its "prime rate." The "prime rate" is a rate set by Bank of America based upon various factors including Bank of America's costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above, or below such announced rate. Any change in such rate announced by Bank of America shall take effect at the opening of business on the day specified in the public announcement of such change.

     "Base Rate Loan" means a Loan that bears interest based on the Base Rate.
      --------------

     "Borrower" has the meaning specified in the introductory paragraph hereto.
      --------

     "Borrowing" means a borrowing consisting of simultaneous Loans of the same
      ---------
Type and, in the case of Eurodollar Rate Loans, having the same Interest Period made by each of the Lenders pursuant to Section 2.01.
                                        ------------

     "Business Day" means any day other than a Saturday, Sunday or other day on
      ------------
which commercial banks are authorized to close under the Laws of, or are in fact closed in, the state where the Administrative Agent's Office is located and, if such day relates to any Eurodollar

Rate Loan, means any such day on which dealings in Dollar deposits are conducted by and between banks in the London interbank eurodollar market.

     "Cash Collateralize" has the meaning specified in Section 2.03(g).
      ------------------                               ---------------

     "Change of Control" means, with respect to any Person, an event or series
      -----------------
of events by which:

          (a) any "person" or "group" (as such terms are used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, but excluding any employee benefit plan of such person or its subsidiaries, and any person or entity acting in its capacity as trustee, agent or other fiduciary or administrator of any such plan) becomes the "beneficial owner" (as defined in Rules 13d-3 and 13d-5 under the Securities Exchange Act of 1934), directly or indirectly, of 30% or more of the equity securities of such Person entitled to vote for members of the board of directors or equivalent governing body of such Person on a fully-diluted basis; provided, that for
                                                             --------
     purposes of determining whether any Person is the beneficial owner of 30% or more of an entity's equity interests, the amount of equity interest owned by such Person on the Document Preclosing Date as set forth on the attached Schedule 1.01 shall be excluded from the calculations of such
              -------------
     person's beneficial ownership; or

          (b) during any period of 12 consecutive months, a majority of the members of the board of directors or other equivalent governing body of such Person cease to be composed of individuals (i) who were members of that board or equivalent governing body on the first day of such period,
     (ii) whose election or nomination to that board or equivalent governing body was approved by individuals referred to in clause (i) above constituting at the time of such election or nomination at least a majority of that board or equivalent governing body or (iii) whose election or nomination to that board or other equivalent governing body was approved by individuals referred to in clauses (i) and (ii) above constituting at the time of such election or nomination at least a majority of that board or equivalent governing body (excluding, in the case of both clause (ii) and clause (iii), any individual whose initial nomination for, or assumption of office as, a member of that board or equivalent governing body occurs as a result of an actual or threatened solicitation of proxies or consents for the election or removal of one or more directors by any person or group other than a solicitation for the election of one or more directors by or on behalf of the board of directors).

     "Closing Date" means the date the Final Closing is completed.
      ------------

     "Code" means the Internal Revenue Code of 1986.
      ----

     "Coinstar Installation Agreements" mean any and all contracts, agreements
      --------------------------------
or other arrangements of the Borrower or any Subsidiaries concerning the placement or operation of automated coin counting machines in a supermarket or other retail location of a third party and the payments to such third party in connection therewith.

     "Coinstar International" means Coinstar International, Inc., a Delaware
      ----------------------
corporation, which is a wholly owned Domestic Subsidiary of Borrower.

     "Coinstar Ltd." means Coinstar Ltd., a private limited company registered
      -------------
under the laws of England, whose registered office is in London, England. Coinstar Ltd. is a wholly owned Subsidiary of Coinstar International.

     "Collateral" means (a) the Collateral (as defined in the Security
      ----------
Agreements), the Pledged Collateral and the Securities (as such terms are defined in the Pledge Agreements), and the Collateral (as defined in the other Security Documents), in each case to the extent securing the Obligations of each Loan Party and (b) all amounts contained in the cash collateral account(s) described in Section 2.03(g).
             ---------------

     "Commitment" means, as to each Lender, its Revolving Commitment and/or Term
      ----------
Commitment.

     "Compliance Certificate" means a certificate substantially in the form of
      ----------------------
Exhibit C.

     "Consolidated EBITDA" means, for any period, for the Borrower and its
      -------------------
Subsidiaries on a consolidated basis, an amount equal to the sum of (a) Consolidated Net Income, (b) Consolidated Interest Charges, (c) the amount of taxes, based on or measured by income, used or included in the determination of such Consolidated Net Income, (d) the amount of depreciation and amortization expense deducted in determining such Consolidated Net Income, (e) non-cash stock based compensation consisting of stock, stock warrants, and stock options that were an expense deducted in determining such Consolidated Net Income, and (f) other non-cash charges that were deducted in determining such Consolidated Net Income and have been approved by the Required Lenders in their sole discretion.

     "Consolidated Funded Indebtedness" means, as of any date of determination,
      --------------------------------
for the Borrower and its Subsidiaries on a consolidated basis, the sum of (a) the outstanding principal amount of all obligations, whether current or long-term, for borrowed money (including Obligations hereunder) and all obligations evidenced by bonds, debentures, notes, loan agreements or other similar instruments, (b) all purchase money Indebtedness, (c) without duplication, all direct or contingent obligations arising under letters of credit (including standby and commercial), bankers' acceptances, bank guaranties, surety bonds and similar instruments, (d) all obligations in respect of the deferred purchase price of property or services (other than trade accounts payable in the ordinary course of business), (e) all Indebtedness of any partnership or joint venture (other than a joint venture that is itself a corporation or limited liability in which the Borrower or a Subsidiary is a general partner or joint venturer, unless such Indebtedness is expressly made non-recourse to the Borrower or such Subsidiary, (f) Attributable Indebtedness in respect of capital leases and Synthetic Lease Obligations, and (g) without duplication, all Guarantees with respect to Indebtedness of the types specified in subsections (a) through (f) above of Persons other than the Borrower or any Subsidiary.

     "Consolidated Interest Charges" means, for any period, for the Borrower and
      -----------------------------
its Subsidiaries on a consolidated basis, the sum of (a) all interest, premium payments (except for the premium with respect to early payment of the Existing Bonds), debt discount, fees, charges and related expenses of the Borrower and its Subsidiaries in connection with borrowed money (including capitalized interest) or in connection with the deferred purchase price of assets, in each case to the extent treated as interest in accordance with GAAP, and (b) the portion of rent expense of the Borrower and its Subsidiaries with respect to such period under capital leases that is treated as interest in accordance with GAAP.

     "Consolidated Leverage Ratio" means, as of any date of determination, the
      ---------------------------
ratio of (a) Consolidated Funded Indebtedness as of such date to (b) Consolidated EBITDA for the period of the four fiscal quarters most recently ended for which the Borrower has delivered financial statements pursuant to
Section 6.01(a) or (b).
---------------    ---

     "Consolidated Net Income" means, for any period, for the Borrower and its
      -----------------------
Subsidiaries on a consolidated basis, the net income of the Borrower and its Subsidiaries (excluding all charges which have been recognized prior to December 31, 2001, in connection with the discontinued operations of the Inactive Subsidiary and excluding all extraordinary gains, but including all extraordinary losses other than the extraordinary losses associated with the prepayment of the Existing Bonds) for that period.

     "Consolidated Net Worth" means, as of any date of determination, for the
      ----------------------
Borrower and its Subsidiaries on a consolidated basis, Shareholders' Equity of the Borrower and its Subsidiaries.

     "Contractual Obligation" means, as to any Person, any provision of any
      ----------------------
security issued by such Person or of any agreement, instrument or other undertaking to which such Person is a party or by which it or any of its property is bound.

     "Control" has the meaning specified in the definition of "Affiliate."
      -------                                                  ---------

     "Credit Extension" means a Borrowing or an L/C Credit Extension.
      ----------------

     "Debtor Relief Laws" means the Bankruptcy Code of the United States, and
      ------------------
all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief Laws of the United States or other applicable jurisdictions from time to time in effect and affecting the rights of creditors generally.

     "Default" means any event or condition that constitutes an Event of Default
      -------
or that, with the giving of any notice, the passage of time, or both, would be an Event of Default.

     "Default Rate" means an interest rate equal to (a) the Base Rate plus (b)
      ------------                                                    ----
the Applicable Rate, if any, applicable to Base Rate Loans plus (c) 2% per
                                                           ----
annum; provided, however, that with respect to a Eurodollar Rate Loan, the
       --------  -------
Default Rate shall be an interest rate equal to the interest rate (including any Applicable Rate) otherwise applicable to such Loan plus 2% per annum, in each case to the fullest extent permitted by applicable Laws.

     "Defaulting Lender" means any Lender that (a) has failed to fund any
      -----------------
portion of the Loans, participations in L/C Obligations required to be funded by it hereunder within one Business Day of the date required to be funded by it hereunder, (b) has otherwise failed to pay over to the Administrative Agent or any other Lender any other amount required to be paid by it hereunder within one Business Day of the date when due, unless the subject of a good faith dispute, or (c) has been deemed insolvent or become the subject of a bankruptcy or insolvency proceeding.

     "Disposition" or "Dispose" means the sale, transfer, license, lease or
      -----------      -------
other disposition (including any sale and leaseback transaction) of any property by any Person, including any sale, assignment, transfer or other disposal, with or without recourse, of any notes or accounts receivable or any rights and claims associated therewith.

     "Document Preclosing" has the meaning specified in the preamble to Section
      -------------------                                               -------
4.01.
----

     "Document Preclosing Date" means the date the Document Preclosing is
      ------------------------
completed.

     "Dollar" and "$" mean lawful money of the United States.
      ------       -

     "Domestic Subsidiary" means any Subsidiary that is organized under the laws
      -------------------
of any political subdivision of the United States; provided, however, that all
                                                   --------
references in this Agreement to Domestic Subsidiary shall be deemed to exclude the Inactive Subsidiary and such entity shall not be considered a Subsidiary of Borrower for any purpose except for purposes of the consolidated financial reporting and the financial covenants that are applicable to the "Borrower and its Subsidiaries" on a consolidated basis.

     "Eligible Assignee" has the meaning specified in Section 10.07(g).
      -----------------                               ----------------

     "Environmental Laws" means any and all Federal, state, local, and foreign
      ------------------
statutes, laws, regulations, ordinances, rules, judgments, orders, decrees, permits, concessions, grants, franchises, licenses, agreements or governmental restrictions relating to pollution and the protection of the environment or the release of any materials into the environment, including those related to hazardous substances or wastes, air emissions and discharges to waste or public systems.

     "Environmental Liability" means any liability, contingent or otherwise
      -----------------------
(including any liability for damages, costs of environmental remediation, fines, penalties or indemnities), of the Borrower, any other Loan Party or any of their respective Subsidiaries directly or indirectly resulting from or based upon (a) violation of any Environmental Law, (b) the generation, use, handling, transportation, storage, treatment or disposal of any Hazardous Materials, (c) exposure to any Hazardous Materials, (d) the release or threatened release of any Hazardous Materials into the environment or (e) any contract, agreement or other consensual arrangement pursuant to which liability is assumed or imposed with respect to any of the foregoing.

     "ERISA" means the Employee Retirement Income Security Act of 1974.
      -----

     "ERISA Affiliate" means any trade or business (whether or not incorporated)
      ---------------
under common control with the Borrower within the meaning of Section 414(b) or
(c) of the Code (and solely for purposes of provisions relating to Section 412 of the Code, Sections 414(m) and (o) of the Code).

     "ERISA Event" means (a) a Reportable Event with respect to a Pension Plan;
      -----------
(b) a withdrawal by the Borrower or any ERISA Affiliate from a Pension Plan subject to Section 4063 of ERISA during a plan year in which it was a substantial employer (as defined in Section 4001(a)(2) of ERISA) or a cessation of operations that is treated as such a withdrawal under Section 4062(e) of ERISA; (c) a complete or partial withdrawal by the Borrower or any ERISA Affiliate from a Multiemployer Plan or notification that a Multiemployer Plan is in reorganization; (d) the filing of a notice of intent to terminate, the treatment of a Plan amendment as a termination under Sections 4041 or 4041A of ERISA, or the commencement of proceedings by the PBGC to terminate a Pension Plan or Multiemployer Plan; (e) an event or condition which might reasonably be expected to constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan or Multiemployer Plan; or (f) the imposition of any liability under Title IV of ERISA, other than PBGC premiums due but not delinquent under Section 4007 of ERISA, upon the Borrower or any ERISA Affiliate.

     "Eurodollar Rate" means for any Interest Period with respect to any
      ---------------
Eurodollar Rate Loan (rounded up to the nearest 1/100th of a percent):

          (a) the rate per annum equal to the rate determined by the Administrative Agent to be the offered rate that appears on the page 3750of the Telerate screen (or any successor thereto) that displays an average British Bankers Association LIBOR for deposits in Dollars (for delivery on the first day of such Interest Period) with a term equivalent to such Interest Period, determined as of approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period, or

          (b) if the rate referenced in the preceding subsection (a) does not appear on such page or service or such page or service shall not be available, the rate per annum equal to the rate determined by the Administrative Agent to be the offered rate on such other page or other service that displays an average British Bankers Association Interest Settlement Rate for deposits in Dollars (for delivery on the first day of such Interest Period) with a term equivalent to such Interest Period, determined as of approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period, or

          (c) if the rates referenced in the preceding subsections (a) and (b) are not available, the rate per annum determined by the Administrative Agent as the rate of interest at which deposits in Dollars for delivery on the first day of such Interest Period in same day funds in the approximate amount of the Eurodollar Rate Loan being made, continued or converted by Bank of America and with a term equivalent to such Interest Period would be offered by Bank of America's London Branch to major banks in the London interbank eurodollar market at their request at approximately 4:00 p.m. (London time) two Business Days prior to the first day of such Interest Period.

     "Eurodollar Rate Loan" means a Loan that bears interest at a rate based on
      --------------------
the Eurodollar Rate.

     "Event of Default" has the meaning specified in Section 8.01.
      ----------------                               ------------

     "Existing Bonds" means the Senior Subordinated Discount Bonds Issued on
      --------------
October 1, 1996.

     "Existing Credit Agreement" means the Credit Agreement between Borrower and
      -------------------------
Comerica Bank-California (formerly known as Imperial Bank) dated February 19, 1999, as amended.

     "Existing Letters of Credit" means the letters of credit issued under the
      --------------------------
Existing Credit Agreement.

     "Federal Funds Rate" means, for any day, the rate per annum equal to the
      ------------------
weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank on the Business Day next succeeding such day; provided that (a) if such day is not a Business Day, the
                     --------
Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day, and (b) if no such rate is so published on such next succeeding Business Day, the Federal Funds Rate for such day shall be the average rate (rounded upward, if necessary, to a whole multiple of 1/100 of 1%) charged to Bank of America on such day on such transactions as determined by the Administrative Agent.

     "Fee Letter" means the letter agreement, dated March 1, 2002, among the
      ----------
Borrower, the Administrative Agent and the Arranger.

     "Final Closing" has the meaning specified in the preamble to Section 4.01.
      -------------                                               ------------

     "Fixed Charge Coverage Ratio" means, as of any date of determination, the
      ---------------------------
ratio of (a) Consolidated EBITDA less an amount equal to the sum of (the Borrower's and its Subsidiaries' on a Consolidated basis non-financed capital expenditures, cash income taxes and Restricted Payments) to (b) the sum of (i) the Consolidated Interest Charges and (ii) the Borrower's and its Subsidiaries' on a Consolidated basis scheduled principal repayments. The Fixed Charge Coverage Ratio shall generally be calculated for the period of the four fiscal quarters most recently ended for which the Borrower has delivered financial statements pursuant to Section 6.01(a) or (b); however, the Fixed Charge
                       ---------------    ---
Coverage Ratio for the fiscal quarters ending from June 30, 2002, through March 31, 2003, shall be calculated using the following assumptions: (i) the "Consolidated Interest Charges" shall be deemed to be equal to the annualized Consolidated Interest Charges for the period from the Closing Date, to the end of the period described in the most recent Compliance Certificate delivered to the Administrative Agent, and (ii) the "scheduled principal payments" shall be deemed to be $8,000,000.

     "Foreign Lender" has the meaning specified in Section 10.15(a).
      --------------                               ----------------

     "Foreign Subsidiary" means any Subsidiary that is not organized under the
      ------------------
laws of any political subdivision of the United States.

     "FRB" means the Board of Governors of the Federal Reserve System of the
      ---
United States.

     "GAAP" means generally accepted accounting principles in the United States
      ----
set forth in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or such other principles as may be approved by a significant segment of the accounting profession in the United States, that are applicable to the circumstances as of the date of determination, consistently applied.

     "Governmental Authority" means any nation or government, any state or other
      ----------------------
political subdivision thereof, any agency, authority, instrumentality, regulatory body, court, administrative tribunal, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.

     "Granting Lender" has the meaning specified in Section 10.07(h).
      ---------------                               ----------------

     "Guarantors" means collectively, Coinstar International and any future
      ----------
Domestic Subsidiaries of Borrower and any other persons that are or become a party to any of the Guaranties.

     "Guaranty" means the Guaranty made by the Guarantors in favor of the
      --------
Administrative Agent on behalf of the Lenders, substantially in the form of Exhibit E.
---------

     "Guarantee" means, as to any Person, any (a) any obligation, contingent or
      ---------
otherwise, of such Person guaranteeing or having the economic effect of guaranteeing any Indebtedness or other obligation payable or performable by another Person (the "primary obligor") in any manner, whether directly or indirectly, and including any obligation of such Person, direct or indirect, (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation, (ii) to purchase or lease property, securities or services for the purpose of assuring the obligee in respect of such Indebtedness or other obligation of the payment or performance of such Indebtedness or other obligation, (iii) to maintain working capital, equity capital or any other financial statement condition or liquidity or level of income or cash flow of the primary obligor so as to enable the primary obligor to pay such Indebtedness or other obligation, or (iv) entered into for the purpose of assuring in any other manner the obligee in respect of such Indebtedness or other obligation of the payment or performance thereof or to protect such obligee against loss in respect thereof (in whole or in part), or
(b) any Lien on any assets of such Person securing any Indebtedness or other obligation of any other Person, whether or not such Indebtedness or other obligation is assumed by such Person. The amount of any Guarantee shall be deemed to be an amount equal to the stated or determinable amount of the related primary obligation, or portion thereof, in respect of which such Guarantee is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof as determined by the guaranteeing Person in good faith. The term "Guarantee" as a verb has a corresponding meaning.

     "Hazardous Materials" means all explosive or radioactive substances or
      -------------------
wastes and all hazardous or toxic substances, wastes or other pollutants, including petroleum or petroleum distillates, asbestos or asbestos-containing materials, polychlorinated biphenyls, radon gas, infectious or medical wastes and all other substances or wastes of any nature regulated pursuant to any Environmental Law.

     "Inactive Subsidiary" means Meals.com, Inc., a Delaware corporation, which
      -------------------
is a wholly owned subsidiary of Borrower.

     "Indebtedness" means, as to any Person at a particular time, without
      ------------
duplication, all of the following, whether or not included as indebtedness or liabilities in accordance with GAAP:

          (a) all obligations of such Person for borrowed money and all obligations of such Person evidenced by bonds, debentures, notes, loan agreements or other similar instruments;

          (b) all direct or contingent obligations of such Person arising under letters of credit (including standby and commercial), bankers' acceptances, bank guaranties, surety bonds and similar instruments;

          (c) net obligations of such Person under any Swap Contract in an amount equal to the Swap Termination Value thereof;

          (d) all obligations of such Person to pay the deferred purchase price of property or services (other than trade accounts payable in the ordinary course of business);

          (e) indebtedness (excluding prepaid interest thereon) secured by a Lien on property owned or being purchased by such Person (including indebtedness arising under conditional sales or other title retention agreements), whether or not such indebtedness shall have been assumed by such Person or is limited in recourse;

          (f) Attributable Indebtedness of such Person in respect of capital leases and Synthetic Lease Obligations; and

          (g) all Guarantees of such Person in respect of any of the foregoing.

For all purposes hereof, the Indebtedness of any Person shall include the Indebtedness of any partnership or joint venture (other than a joint venture that is itself a corporation or limited liability company) in which such Person is a general partner or a joint venturer, unless such Indebtedness is expressly made non-recourse to such Person. The amount of any capital lease or Synthetic Lease Obligation as of any date shall be deemed to be the amount of Attributable Indebtedness in respect thereof as of such date.

     "Indemnified Liabilities" has the meaning set forth in Section 10.05.
      -----------------------                               -------------

     "Indemnitees" has the meaning set forth in Section 10.05.
      -----------                               -------------

     "Interest Payment Date" means, (a) as to any Loan other than a Base Rate
      ---------------------
Loan, the last day of each Interest Period applicable to such Loan and the Maturity Date; provided, however, that if any Interest Period for a Eurodollar
               --------  -------
Rate Loan exceeds three months, the respective dates that fall every three months after the beginning of such Interest Period shall also be Interest Payment Dates; and (b) as to any Base Rate Loan, the last Business Day of each March, June, September and December and the Maturity Date.

     "Interest Period" means, as to each Eurodollar Rate Loan, the period
      ---------------
commencing on the date such Eurodollar Rate Loan is disbursed or (in the case of any Eurodollar Rate Loan) converted to or continued as a Eurodollar Rate Loan and ending on the date one, two, three or six months thereafter, as selected by the Borrower in its Loan Notice or Bid Request, as the case may be; provided
                                                                    --------
that:

          (a) any Interest Period that would otherwise end on a day that is not a Business Day shall be extended to the next succeeding Business Day unless, in the case of a Eurodollar Rate Loan, such Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding Business Day;

          (b) any Interest Period pertaining to a Eurodollar Rate Loan that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the calendar month at the end of such Interest Period; and

          (c) no Interest Period shall extend beyond the scheduled Maturity
     Date.

     "Investment" means, as to any Person, any direct or indirect acquisition or
      ----------
investment by such Person, whether by means of (a) the purchase or other acquisition of capital stock or other securities of another Person, (b) a loan, advance or capital contribution to, Guarantee or assumption of debt of, or purchase or other acquisition of any other debt or equity participation or interest in, another Person, including any partnership or joint venture interest in such other Person, or (c) the purchase or other acquisition (in one transaction or a series of transactions) of assets of another Person that constitute a business unit. For purposes of covenant compliance, the amount of any Investment shall be the amount actually invested, without adjustment for subsequent increases or decreases in the value of such Investment.

     "IP Documents" means each of the documents required to make filings with
      ------------
the patent and trademark office and/or register with the Copyright Office which assignment to or grant a security interest to Administrative Agent on behalf of Lenders in the IP Rights and are executed by the Borrower or other Loan Party to secure all or a portion of the Obligations.

     "IP Rights" has the meaning set forth in Section 5.18.
      ---------                               ------------

     "IRS" means the United States Internal Revenue Service.
      ---

     "Laws" means, collectively, all international, foreign, Federal, state and
      ----
local statutes, treaties, rules, guidelines, regulations, ordinances, codes and administrative or judicial precedents or authorities, including the interpretation or administration thereof by any Governmental Authority charged with the enforcement, interpretation or administration thereof, and all applicable administrative orders, directed duties, requests, licenses, authorizations and permits of, and agreements with, any Governmental Authority, in each case whether or not having the force of law.

     "L/C Advance" means, with respect to each Lender, such Lender's funding of
      -----------
its participation in any L/C Borrowing in accordance with its Revolving Pro Rata Share.

     "L/C Borrowing" means an extension of credit resulting from a drawing under
      -------------
any Letter of Credit which has not been reimbursed on the date when made or refinanced as a Borrowing.

     "L/C Credit Extension" means, with respect to any Letter of Credit, the
      --------------------
issuance thereof or extension of the expiry date thereof, or the renewal or increase of the amount thereof.

     "L/C Issuer" means Bank of America in its capacity as issuer of Letters of
      ----------
Credit hereunder, or any successor issuer of Letters of Credit hereunder.

     "L/C Obligations" means, as at any date of determination, the aggregate
      ---------------
undrawn face amount of all outstanding Letters of Credit plus the aggregate of
                                                         ----
all Unreimbursed Amounts, including all L/C Borrowings.

     "Lender" has the meaning specified in the introductory paragraph hereto
      ------
and, as the context requires, includes the L/C Issuer.

     "Lending Office" means, as to any Lender, the office or offices of such
      --------------
Lender described as such on Schedule 10.02, or such other office or offices as a
                            --------------
Lender may from time to time notify the Borrower and the Administrative Agent.

     "Letter of Credit" means any standby letter of credit issued hereunder.
      ----------------

     "Letter of Credit Application" means an application and agreement for the
      ----------------------------
issuance or amendment of a Letter of Credit in the form from time to time in use by the L/C Issuer.

     "Letter of Credit Expiration Date" means the day that is 358 days after the
      --------------------------------
Maturity Date then in effect (or, if such day is not a Business Day, the next preceding Business Day).

     "Letter of Credit Sublimit" means an amount equal to the lesser of the
      -------------------------
Aggregate Revolving Commitments and $20,000,000. The Letter of Credit Sublimit is part of, and not in addition to, the Aggregate Revolving Commitments.

     "Lien" means any mortgage, pledge, hypothecation, assignment, deposit
      ----
arrangement (with respect to any Indebtedness), encumbrance, lien (statutory or other), charge, or preference, priority or other security interest or preferential arrangement of any kind or nature whatsoever (including any conditional sale or other title retention agreement, and any financing lease having substantially the same economic effect as any of the foregoing; provided,
                                                                       --------
however, an equipment lease that is classified as an operating lease under GAAP shall be deemed not to be a financing lease for purposes of this definition of Lien.

     "Liquid Investments" means:
      ------------------

          (a) short-term obligations of, or obligations the principal of and interest on which are unconditionally and fully guaranteed by, the United States of America;

          (b) commercial paper rated "A-1" (or the then equivalent) or better by the rating service of S&P or "P-1" (or the then equivalent) or better by the rating service of Moody's or upon the discontinuance of both of such services, such other nationally recognized rating service or services, as the case may be, as shall be selected by the Administrative Agent with the consent of the Required Lenders;

          (c) demand deposit accounts maintained in the ordinary course of business;

          (d) certificates of deposit issued by and time deposits with commercial banks (whether domestic or foreign) having capital and surplus in excess of $100,000,000.00 (or the equivalent amount if denominated in a currency other than Dollars); provided in each case that the same provides
                                   --------
     for payment of both principal and interest (and not principal alone or interest alone) and is not subject to any contingency regarding the payment of principal or interest; and

          (e) such other instruments (within the meaning of Article 9 of the Uniform Commercial Code as adopted and in effect in the State of New York on or after the Closing Date) as the Company may request and the Administrative Agent may approve in writing, which approval will not be unreasonably withheld.

     "Loan" means a Revolving Loan or a Term Loan.
      ----

     "Loan Documents" means this Agreement, each Note, the Fee Letter, the
      --------------
Guaranty(ies) and the Security Documents.

     "Loan Notice" means a written notice of (a) a Borrowing, (b) a conversion
      -----------
of Loans from one Type to the other, or (c) a continuation of Eurodollar Rate Loans, pursuant to Section 2.02(a), which shall be substantially in the form of
                   ---------------
Exhibit A.
---------

     "Loan Parties" means, collectively, the Borrower and each Guarantor.
      ------------

     "Material Adverse Effect" means (a) a material adverse change in, or a
      -----------------------
material adverse effect upon, the operations, business, properties, liabilities (actual or contingent), condition (financial or otherwise) or material prospects of the Borrower or the Borrower and its Subsidiaries taken as a whole; (b) a material impairment of the ability of the Loan Parties taken as a group to perform their obligations under the Loan Documents; or (c) a material adverse effect upon the legality, validity, binding effect or enforceability against any Loan Party of any Loan Document to which it is a party.

     "Maturity Date" means May 20, 2005.
      -------------

     "Moody's" means Moody's Investors Service, Inc. and any successor thereto.
      -------

     "Multiemployer Plan" means any employee benefit plan of the type described
      ------------------
in Section 4001(a)(3) of ERISA, to which the Borrower or any ERISA Affiliate makes or is obligated to make contributions or, during the preceding 3 calendar years, has made or been obligated to make contributions.

     "Net Cash Balance" has the meaning set forth in Section 7.12(e).
      ----------------                               ---------------

     "Net Cash Proceeds" means, with respect to any sale, transfer, or other
      -----------------
disposition of any of the Borrower's or any Subsidiaries' Property (including the issuance, sale or transfer of stock or other equity interest by the Borrower or such Subsidiary) all cash and Liquid Investments received by the Borrower or any Subsidiary from such issuance, sale, transfer or other disposition after (a) payment of, or provision for, all commissions and other reasonable out-of-pocket fees and expenses actually incurred; (b) payment of any outstanding obligations relating to such Property paid in connection with, and necessary for, any such sale, transfer, or other disposition; (c) the amount of reserves recorded in accordance with GAAP for indemnity or similar obligations of the Borrower and its Subsidiaries directly related to such sale, transfer or other disposition; and (d) provision for all income or other taxes payable in respect of the fiscal year in which such sale, transfer, or other disposition occurs measured by or resulting from such sale transfer or other disposition and which are payable in such fiscal year or the succeeding fiscal year.

     "Note" means a promissory note made by the Borrower in favor of a Lender
      ----
evidencing Loans made by such Lender, substantially in the form of Exhibit B-1
                                                                   -----------
or B-2.
   ---

     "Obligations" means all advances to, and debts, liabilities, obligations,
      -----------
covenants and duties of, any Loan Party arising under any Loan Document, or any Rate Hedging Agreements or Swap Contracts, or otherwise with respect to any Loan or Letter of Credit, whether direct or indirect (including those acquired by assumption), absolute or contingent, due or to become due, now existing or hereafter arising and including interest and fees that accrue after the commencement by or against any Loan Party or any Affiliate thereof of any proceeding under any Debtor Relief Laws naming such Person as the debtor in such proceeding, regardless of whether such interest and fees are allowed claims in such proceeding.

     "Organization Documents" means, (a) with respect to any corporation, the
      ----------------------
certificate or articles of incorporation and the bylaws (or equivalent or comparable constitutive documents with respect to any non-U.S. jurisdiction);
(b) with respect to any limited liability company, the certificate or articles of formation or organization and operating agreement; and (c) with respect to any partnership, joint venture, trust or other form of business entity, the partnership, joint venture or other applicable agreement of formation or organization and any agreement, instrument, filing or notice with respect thereto filed in connection with its formation or organization with the applicable Governmental Authority in the jurisdiction of its formation or organization and, if applicable, any certificate or articles of formation or organization of such entity.

     "Outstanding Amount" means (a) with respect to Revolving Loans on any date,
      ------------------
the aggregate outstanding principal amount thereof after giving effect to any borrowings and prepayments or repayments of Revolving Loans occurring on such date; (b) with respect to any L/C Obligations on any date, the amount of such L/C Obligations on such date after giving effect to any L/C Credit Extension occurring on such date and any other changes in the aggregate amount of the L/C Obligations as of such date, including as a result of any reimbursements of outstanding unpaid drawings under any Letters of Credit or any reductions in the maximum amount available for drawing under Letters of Credit taking effect on such date; and (c) with respect to Term Loans on any date, the aggregate outstanding principal amount thereof after giving effect to any borrowings and prepayments or repayments of Term Loans occurring on such date.

     "Participant" has the meaning specified in Section 10.07(d).
      -----------                               ----------------

     "PBGC" means the Pension Benefit Guaranty Corporation.
      ----

     "Pension Plan" means any "employee pension benefit plan" (as such term is
      ------------
defined in Section 3(2) of ERISA), other than a Multiemployer Plan, that is subject to Title IV of ERISA and is sponsored or maintained by the Borrower or any ERISA Affiliate or to which the Borrower or any ERISA Affiliate contributes or has an obligation to contribute, or in the case of a multiple employer plan (as described in Section 4064(a) of ERISA) has made contributions at any time during the immediately preceding 5 plan years.

     "Permitted Liens" means Liens permitted under Section 7.01(a)-(l).
      ---------------                              -------------------

     "Person" means any natural person, corporation, limited liability company,
      ------
trust, joint venture, association, company, partnership, Governmental Authority or other entity.

     "Plan" means any "employee benefit plan" (as such term is defined in
      ----
Section 3(3) of ERISA) established by the Borrower or any ERISA Affiliate.

     "Pledge Agreements" means each of the Pledge Agreements in substantially
      -----------------
the form of the attached Exhibit G together with any Deed of Charge of Shares
                         ---------
each executed by the Borrower or other Loan Party to secure all or a portion of the Obligations.

     "Property" of any Person means any and all property (whether real,
      --------
personal, or mixed, tangible or intangible) of such Person or other assets owned, leased or operated by such Person.

     "Pro Rata Share" means the Revolving Pro Rata Share or Term Pro Rata Share
      --------------
as applicable.

     "Rate Hedging Agreement" means an agreement, device or arrangement
      ----------------------
providing for payments which are related to fluctuations of interest rates, exchange rates or forward rates, including, but not limited to, dollar-denominated or cross-currency interest rate exchange agreements, forward currency exchange agreements, interest rate cap or collar protection agreements, forward rate currency or interest rate options, puts or warrants.

     "Register" has the meaning set forth in Section 10.07(c).
      --------                               ----------------

     "Reportable Event" means any of the events set forth in Section 4043(c) of
      ----------------
ERISA, other than events for which the thirty (30) day notice period has been waived.

     "Request for Credit Extension" means (a) with respect to a Borrowing,
      ----------------------------
conversion or continuation of Loans, a Loan Notice, and (b) with respect to an L/C Credit Extension, a Letter of Credit Application.

     "Required Lenders" means, at any time, (a) before the Revolving Commitments
      ----------------
terminate, Lenders holding greater than 50% of the Aggregate Revolving Commitments and Total Term Outstandings and (b) thereafter, Lenders holding greater that 50% of the Total Outstandings; provided, that the Revolving
                                            --------
Commitments, Total Term Outstandings, and the Total Outstandings of any Defaulting Lender shall be excluded for purposes of determining the Required Lenders.

     "Responsible Officer" means the chief executive officer, president, chief
      -------------------
financial officer or treasurer of a Loan Party. Any document delivered hereunder that is signed by a Responsible Officer of a Loan Party shall be conclusively presumed to have been authorized by all necessary corporate, partnership and/or other action on the part of such Loan Party and such Responsible Officer shall be conclusively presumed to have acted on behalf of such Loan Party.

     "Restricted Payment" means any dividend or other distribution (whether in
      ------------------
cash, securities or other property) with respect to any capital stock or other equity interest of the Borrower or any Subsidiary, or any payment (whether in cash, securities or other property), on account of the purchase, redemption, retirement, acquisition, cancellation or termination of any such capital stock or other equity interest or of any option, warrant or other right to acquire any such capital stock or other equity interest. Notwithstanding the foregoing, a distribution of common stock in the Borrower or a distribution of any warrants or options with respect thereto shall be deemed to not be a Restricted Payment for purposes of this definition.

     "Revolving Commitment" means, as to each Lender, its obligation (a) to make
      --------------------
Revolving Loans to the Borrower pursuant to Section 2.01(a) and (b) to purchase
                                            ---------------
participations in L/C Obligations, in an aggregate principal amount at any one time outstanding not to exceed the amount set forth opposite such Lender's name on Schedule 2.01(a), as such amount may be adjusted from time to time in
   ----------------
accordance with this Agreement.

     "Revolving Loan" has the meaning specified in Section 2.01(a).
      --------------                               ---------------

     "Revolving Pro Rata Share" means, with respect to each Lender at any time,
      ------------------------
a fraction (expressed as a percentage, carried out to the ninth decimal place), the numerator of which is the amount of the Revolving Commitment of such Lender at such time and the denominator of which is the amount of the Aggregate Revolving Commitments at such time. The initial Revolving Pro Rata Share of each Lender is set forth opposite the name of such Lender on Schedule 2.01(a).
                                                        ----------------

     "S&P" means Standard & Poor's Ratings Services, a division of The
      ---
McGraw-Hill Companies, Inc. and any successor thereto.

     "SEC" means the Securities and Exchange Commission, or any Governmental
      ---
Authority succeeding to any of its principal functions.

     "Security Agreements" means each of the Security Agreements in
      -------------------
substantially the form of the attached Exhibit F and executed by the Borrower or
                                       ---------
other Loan Party to secure all or a portion of the Obligations.

     "Security Documents" means the Pledge Agreements, the Security Agreements,
      ------------------
the IP Documents, and each other document, instrument or agreement executed in connection therewith or otherwise executed or delivered in order to secure all or a portion of the Obligations.

     "Shareholders' Equity" means, as of any date of determination, consolidated
      --------------------
shareholders' equity of the Borrower and its Subsidiaries as of that date determined in accordance with GAAP.

     "SPC" has the meaning specified in Section 10.07(h).
      ---                               ----------------

     "Subsidiary" of a Person means a corporation, partnership, joint venture,
      ----------
limited liability company or other business entity of which a majority of the shares of securities or other interests having ordinary voting power for the election of directors or other governing body (other than securities or interests having such power only by reason of the happening of a contingency) are at the time beneficially owned, or the management of which is otherwise controlled, directly, or indirectly through one or more intermediaries, or both, by such Person; provided, however, that all references in this Agreement to
                --------
Subsidiary shall be deemed to exclude the Inactive Subsidiary and such entity shall not be considered a Subsidiary of Borrower for any purpose except for purposes of the consolidated financial reporting and the financial covenants that are applicable to the "Borrower and its Subsidiaries" on a consolidated basis. Unless otherwise specified, all references herein to a "Subsidiary" or to "Subsidiaries" shall refer to a Subsidiary or Subsidiaries of the Borrower as described above.

     "Swap Contract" means (a) any and all rate swap transactions, basis swaps,
      -------------
credit derivative transactions, forward rate transactions, commodity swaps, commodity options, forward commodity contracts, equity or equity index swaps or options, bond or bond price or bond index swaps or options or forward bond or forward bond price or forward bond index transactions, interest rate options, forward foreign exchange transactions, cap transactions, floor transactions, collar transactions, currency swap transactions, cross-currency rate swap transactions, currency options, spot contracts, or any other similar transactions or any combination of any of the foregoing (including any options to enter into any of the foregoing), whether or not any such transaction is governed by or subject to any master agreement, and (b) any and all transactions of any kind, and the related confirmations, which are subject to the terms and conditions of, or governed by, any form of master agreement published by the International Swaps and Derivatives Association, Inc., any International Foreign Exchange Master Agreement, or any other master agreement (any such master agreement, together with any related schedules, a "Master Agreement"), including
                                                   ----------------
any such obligations or liabilities under any Master Agreement.

     "Swap Termination Value" means, in respect of any one or more Swap
      ----------------------
Contracts, after taking into account the effect of any legally enforceable netting agreement relating to such Swap Contracts, (a) for any date on or after the date such Swap Contracts have been closed out and termination value(s) determined in accordance therewith, such termination value(s), and (b) for any date prior to the date referenced in clause (a), the amount(s) determined as the mark-to-market value(s) for such Swap Contracts, as determined based upon one or more mid-market or other readily available quotations provided by any recognized dealer in such Swap Contracts (which may include a Lender or any Affiliate of a Lender).

     "Synthetic Lease Obligation" means the monetary obligation of a Person
      --------------------------
under (a) a so-called synthetic, off-balance sheet or tax retention lease, or
(b) an agreement for the use or possession of property creating obligations that do not appear on the balance sheet of such Person but which, upon the insolvency or bankruptcy of such Person, would be characterized as the indebtedness of such Person (without regard to accounting treatment).

     "Term Commitment" means, as to each Lender, its obligation to make Term
      ---------------
Loans to the Borrower pursuant to Section 2.01(b), in an aggregate principal
                                  ---------------
amount at any one time outstanding not to exceed the amount set forth opposite such Lender's name on Schedule 2.01(b); provided, however, that after the date
                      ----------------  --------
of the initial Term Loan the Term Commitment for such Lender shall be zero.

     "Term Loan" has the meaning specified in Section 2.01(b).
      ---------                               ---------------

     "Term Pro Rata Share" means, with respect to each Lender at any time, a
      -------------------
fraction (expressed as a percentage, carried out to the ninth decimal place), the numerator of which is the amount of the Term Commitment of such Lender at such time and the denominator of which is the amount of the Aggregate Term Commitments at such time. The initial Term Pro Rata Share of each Lender is set forth opposite the name of such Lender on Schedule 2.01(b).
                                          ----------------

     "Threshold Amount" means $1,000,000.
      ----------------

     "Total Outstandings" means collectively the Total Revolving Outstandings
      ------------------
and the Total Term Outstandings.

     "Total Revolving Outstandings" means the aggregate Outstanding Amount of
      ----------------------------
all Revolving Loans and all L/C Obligations.

     "Total Term Outstandings" means the aggregate Outstanding Amount of all
      -----------------------
Term Loans.

     "Type" means, with respect to a Loan, its character as a Base Rate Loan or
      ----
a Eurodollar Rate Loan.

     "UCC" has the meaning set forth in Section 4.01(a)(iv).
      ---                               -------------------

     "Unfunded Pension Liability" means the excess of a Pension Plan's benefit
      --------------------------
liabilities under Section 4001(a)(16) of ERISA determined in accordance with the assumptions used for funding the Pension Plan pursuant to Section 412 of the Code for the applicable plan year, over the current value of that Pension Plan's assets.

     "United States" and "U.S." mean the United States of America.
      -------------       ----

     "Unreimbursed Amount" has the meaning set forth in Section 2.03(c)(i).
      -------------------                               ------------------

     1.02 Other Interpretive Provisions.

     With reference to this Agreement and each other Loan Document, unless otherwise specified herein or in such other Loan Document:

     (a) The meanings of defined terms are equally applicable to the singular and plural forms of the defined terms.

     (b) The words "herein," "hereto," "hereof" and "hereunder" and words of
                    ------    ------    ------       ---------
similar import when used in any Loan Document shall refer to such Loan Document as a whole and not to any particular provision thereof.

     (c) Article, Section, Exhibit and Schedule references are to the Loan Document in which such reference appears.

     (d) The term "including" is by way of example and not limitation.
                   ---------

     (e) The term "documents" includes any and all instruments, documents,
                   ---------
agreements, certificates, notices, reports, financial statements and other writings, however evidenced, whether in physical or electronic form.

     (f) In the computation of periods of time from a specified date to a later specified date, the word "from" means "from and including;" the words "to" and
                          ----         ------------------              --
"until" each mean "to but excluding;" and the word "through" means "to and
 -----             ----------------                 -------         ------
including."
---------

     (g) Section headings herein and in the other Loan Documents are included for convenience of reference only and shall not affect the interpretation of this Agreement or any other Loan Document.

     1.03 Accounting Terms.

     (a) All accounting terms not specifically or completely defined herein shall be construed in conformity with, and all financial data (including financial ratios and other financial calculations) required to be submitted pursuant to this Agreement shall be prepared in conformity with, GAAP applied on a consistent basis, as in effect from time to time, applied in a manner consistent with that used in preparing the Audited Financial Statements, except
                                                                         ------
as otherwise specifically prescribed herein.

     (b) If at any time any change in GAAP would affect the computation of any financial ratio or requirement set forth in any Loan Document, and either the Borrower or the Required Lenders shall so request, the Administrative Agent, the Lenders and the Borrower shall negotiate in good faith to amend such ratio or requirement to preserve the original intent thereof in light of such change in GAAP (subject to the approval of the Required Lenders); provided that, until so
                                                        -------- ----
amended, (i) such ratio or requirement shall continue to be computed in accordance with GAAP prior to such change therein and (ii) the Borrower shall provide to the Administrative Agent and the Lenders financial statements and other documents required under this Agreement or as reasonably requested hereunder setting forth a reconciliation between calculations of such ratio or requirement made before and after giving effect to such change in GAAP.

     (c) The Loan Parties shall prepare a complete set of proforma financial statements and certificates reflecting the effect of any proposed Acquisitions, including Compliance Certificates reflecting the effects of Acquisitions in accordance with the requirements established by the Securities and Exchange Commission for acquisition accounting for reported acquisitions by public companies, whether or not the applicable Acquisitions are required to be publicly reported, and applying such requirements to make such proforma financial statements and certificates reflect the accounting procedures used in the preparation of the regular financial statements of the Loan Parties unless otherwise approved in writing by the Administrative Agent. All applications of the foregoing requirements regarding proforma financial statements and certificates must be approved by the Administrative Agent.

     1.04 Rounding. Any financial ratios required to be maintained by the Borrower pursuant to this Agreement shall be calculated by dividing the appropriate component by the other component, carrying the result to one place more than the number of places by which such ratio is expressed herein and rounding the result up or down to the nearest number (with a rounding-up if there is no nearest number).

     1.05 References to Agreements and Laws. Unless otherwise expressly provided herein, (a) references to Organization Documents, agreements (including the Loan Documents) and other contractual instruments shall be deemed to include all subsequent amendments, restatements, extensions, supplements and other modifications thereto, but only to the extent that such amendments, restatements, extensions, supplements and other modifications are not prohibited by any Loan Document; and (b) references to any Law shall include all statutory and regulatory provisions consolidating, amending, replacing, supplementing or interpreting such Law.

     1.06 Times of Day. Unless otherwise specified, all references to times of day herein shall be references to Central time (daylight or standard, as applicable).

                                    ARTICLE 2
                      THE COMMITMENTS AND CREDIT EXTENSIONS

     2.01 Loans.

     (a) Subject to the terms and conditions set forth herein, each Lender having a Revolving Commitment severally agrees to make loans (each such loan, a "Revolving Loan") to the Borrower from time to time, on any Business Day during
 --------------
the Availability Period, in an aggregate amount not to exceed at any time outstanding the amount of such Lender's Revolving Commitment; provided, however,
                                                              --------  -------
that after giving effect to any Borrowing, (i) the Total Revolving Outstandings shall not exceed the Aggregate Revolving Commitments, and (ii) the aggregate Outstanding Amount of the Revolving Loans of any Lender, plus such Lender's
                                                         ----
Revolving Pro Rata Share of the Outstanding Amount of all L/C Obligations, shall not exceed such Lender's Revolving Commitment. Within the limits of each Lender's Revolving Commitment, and subject to the other terms and conditions hereof, the Borrower may borrow under this Section 2.01, prepay under Section
                                           ------------               -------
2.04, and reborrow under this Section 2.01. Revolving Loans may be Base Rate
----                          ------------
Loans or Eurodollar Rate Loans, as further provided herein.

     (b) Subject to the terms and conditions set forth herein, each Lender having a Term Commitment severally agrees to make a single term loan (each such loan, a "Term Loan") to the Borrower on the Closing Date in an amount equal to
         ---------
such Lender's Term Commitment. Any Term Loan or portion thereof that has been repaid may not be reborrowed.

     2.02 Borrowings, Conversions and Continuations of Loans.

     (a) Each Borrowing, each conversion of Loans from one Type to the other, and each continuation of Loans as the same Type shall be made upon the Borrower's irrevocable written notice to the Administrative Agent. Each such notice must be received by the Administrative Agent not later than 11:00 a.m.
(i) three Business Days prior to the requested date of any Borrowing of, conversion to or continuation of Eurodollar Rate Loans or of any conversion of Eurodollar Rate Loans to Base Rate Loans, and (ii) one Business Day prior to the requested date of any Borrowing of Base Rate Loans. Each such telephonic notice must be confirmed promptly by delivery to the Administrative Agent of a written Loan Notice, appropriately completed and signed by a Responsible Officer of the Borrower. Each Borrowing of, conversion to or continuation of Eurodollar Rate Loans shall be in a principal amount of $1,000,000 or a whole multiple of $500,000 in excess thereof. Each Borrowing of or conversion to Base Rate Loans shall be in a principal amount of $500,000 or a whole multiple of $100,000 in excess thereof. Each Loan Notice (whether telephonic or written) shall specify
(i) whether the Borrower is requesting a Borrowing, a conversion of Loans from one Type to the other, or a continuation of Eurodollar Rate Loans, (ii) the requested date of the Borrowing, conversion or continuation, as the case may be (which shall be a Business Day), (iii) the principal amount of Loans to be borrowed, converted or continued, (iv) the Type of Loans to be borrowed or to which existing Loans are to be converted, and (v) if applicable, the duration of the Interest Period with respect thereto. If the Borrower fails to specify a Type of Loan in a Loan Notice or if the Borrower fails to give a timely notice requesting a conversion or continuation, then the applicable Loans shall be made as, or converted to, Base Rate Loans. Any such automatic conversion to Base Rate Loans shall be effective as of the last day of the Interest Period then in effect with respect to the applicable Eurodollar Rate Loans. If the Borrower requests a Borrowing of, conversion to, or continuation of Eurodollar Rate Loans in any such Loan Notice, but fails to specify an Interest Period, it will be deemed to have specified an Interest Period of one month.

     (b) Following receipt of a Loan Notice, the Administrative Agent shall promptly notify each Lender of its Pro Rata Share of the applicable Loans such that each Lender has a reasonable time to perform, and if no timely notice of a conversion or continuation is provided by the Borrower, the Administrative Agent shall notify each Lender of the details of any automatic conversion to Base Rate Loans described in the preceding subsection. In the case of each Borrowing, each Lender shall make the amount of its Loan available to the Administrative Agent in immediately available funds at the Administrative Agent's Office not later than 1:00 p.m. on the Business Day specified in the applicable Loan Notice. Upon satisfaction of the applicable conditions set forth in Section 4.02 (and, if
                                                       ------------
such Borrowing is the initial Credit Extension, Section 4.01), the
                                                ------------
Administrative Agent shall make all funds so received available to the Borrower in like funds as received by the Administrative Agent either by (i) crediting the account of the Borrower on the books of Bank of America with the amount of such funds or (ii) wire transfer of such funds, in each case in accordance with instructions provided to the Administrative Agent by the Borrower; provided,
                                                                   --------
however, that if, on the date of a Borrowing there are L/C Borrowings
-------
outstanding, then the proceeds of such Borrowing shall be applied, first, to the
                                                                   -----
payment in full of any such L/C Borrowings, and second, to the Borrower as
                                                ------
provided above.

     (c) Except as otherwise provided herein, a Eurodollar Rate Loan may be continued or converted only on the last day of an Interest Period for such Eurodollar Rate Loan. During the existence of a Default, no Loans may be requested as, converted to or continued as Eurodollar Rate Loans without the consent of the Required Lenders.

     (d) The Administrative Agent shall promptly notify the Borrower and the Lenders of the interest rate applicable to any Interest Period for Eurodollar Rate Loans upon determination of such interest rate. The determination of the Eurodollar Rate by the Administrative Agent shall be conclusive in the absence of manifest error. The Administrative Agent shall notify the Borrower and the Lenders of any change in Bank of America's prime rate used in determining the Base Rate promptly following the public announcement of such change.

     (e) After giving effect to all Borrowings, all conversions of Loans from one Type to the other, and all continuations of Loans as the same Type, there shall not be more than ten Interest Periods in effect with respect to Loans.

     2.03 Letters of Credit.

     (a) The Letter of Credit Commitment.
         -------------------------------

          (i) Subject to the terms and conditions set forth herein, (A) the L/C Issuer agrees, in reliance upon the agreements of the other Lenders set forth in this Section 2.03, (1) from time to time on any Business Day
                   ------------
     during the period from the Closing Date until the Maturity Date, to issue Letters of Credit for the account of the Borrower, and to amend or renew Letters of Credit previously issued by it, in accordance with subsection
     (b) below, and (2) to honor drafts under the Letters of Credit; and (B) the Lenders severally agree to participate in Letters of Credit issued for the account of the Borrower to the extent of each Lender's Revolving Pro Rata Share of Letters of Credit issued by the L/C Issuer; provided, that (unless
                                                          --------
     the Borrower has Cash Collateralized such Letter of Credit), the L/C Issuer shall not be obligated to make any L/C Credit Extension with respect to any Letter of Credit, and no Lender shall be obligated to participate in, any Letter of Credit if as of the date of such L/C Credit Extension, (x) the Total Revolving Outstandings would exceed the Aggregate Revolving Commitments, (y) the aggregate Outstanding Amount of the Revolving Loans of any Lender, plus such Lender's Revolving Pro Rata Share of the
                 ----
     Outstanding Amount of all L/C Obligations, would exceed such Lender's Revolving Commitment, or (z) the Outstanding Amount of the L/C Obligations would exceed the Letter of Credit Sublimit. Within the foregoing limits, and subject to the terms and conditions hereof, the Borrower's ability to obtain Letters of Credit shall be fully revolving, and accordingly the Borrower may, during the foregoing period, obtain Letters of Credit to replace Letters of Credit that have expired or that have been drawn upon and reimbursed.

          (ii) The L/C Issuer shall be under no obligation to issue any Letter of Credit if:

               (A) any order, judgment or decree of any Governmental Authority or arbitrator shall by its terms purport to enjoin or restrain the L/C Issuer from issuing such Letter of Credit, or any Law applicable to the L/C Issuer or any request or directive (whether or not having the force of law) from any Governmental Authority with jurisdiction over the L/C Issuer shall prohibit, or request that the L/C Issuer refrain from, the issuance of letters of credit generally or such Letter of Credit in particular or shall impose upon the L/C Issuer with respect to such Letter of Credit any restriction, reserve or capital requirement (for which the L/C Issuer is not otherwise compensated hereunder) not in effect on the Document Preclosing Date, or shall impose upon the L/C Issuer any unreimbursed loss, cost or expense which was not applicable on the Document Preclosing Date and which the L/C Issuer in good faith deems material to it;

               (B) subject to Section 2.03(b)(iii), the expiry date of such requested Letter of Credit would occur more than twelve months after the date of issuance or last renewal, unless the Required Lenders have approved such expiry date;

               (C) the expiry date of such requested Letter of Credit would occur after the Letter of Credit Expiration Date, unless all the Lenders have approved such expiry date; or

               (D) such Letter of Credit is in a face amount less than $100,000, or is denominated in a currency other than Dollars.

          (iii) The L/C Issuer shall be under no obligation to amend any Letter of Credit if (A) the L/C Issuer would have no obligation at such time to issue such Letter of Credit in its amended form under the terms hereof, or
     (B) the beneficiary of such Letter of Credit does not accept the proposed amendment to such Letter of Credit.

     (b) Procedures for Issuance and Amendment of Letters of Credit;
         ----------------------------------------------------------
Auto-Renewal Letters of Credit.
------------------------------

          (i) Each Letter of Credit shall be issued or amended, as the case may be, upon the request of the Borrower delivered to the L/C Issuer (with a copy to the Administrative Agent) in the form of a Letter of Credit Application, appropriately completed and signed by a Responsible Officer of the Borrower. Such L/C Application must be received by the L/C Issuer and the Administrative Agent not later than 11:00 a.m. at least two Business Days (or such later date and time as the L/C Issuer may agree in a particular instance in its sole discretion) prior to the proposed issuance date or date of amendment, as the case may be. In the case of a request for an initial issuance of a Letter of Credit, such Letter of Credit Application shall specify in form and detail satisfactory to the L/C
     Issuer: (A) the proposed issuance date of the requested Letter of Credit (which shall be a Business Day); (B) the amount thereof; (C) the expiry date thereof; (D) the name and address of the beneficiary thereof; (E) the documents to be presented by such beneficiary in case of any drawing thereunder; (F) the full text of any certificate to be presented by such beneficiary in case of any drawing thereunder; and (G) such other matters as the L/C Issuer may require. In the case of a request for an amendment of any outstanding Letter of Credit, such Letter of Credit Application shall specify in form and detail satisfactory to the L/C Issuer (A) the Letter of Credit to be amended; (B) the proposed date of amendment thereof (which shall be a Business Day); (C) the nature of the proposed amendment; and (D) such other matters as the L/C Issuer may require.

          (ii) Promptly after receipt of any Letter of Credit Application, the L/C Issuer will confirm with the Administrative Agent (by telephone or in writing) that the Administrative Agent has received a copy of such Letter of Credit Application from the Borrower and, if not, the L/C Issuer will provide the Administrative Agent with a copy thereof. Upon receipt by the L/C Issuer of confirmation from the Administrative Agent that the requested issuance or amendment is permitted in accordance with the terms hereof, then, subject to the terms and conditions hereof, the L/C Issuer shall, on the requested date, issue a Letter of Credit for the account of the Borrower or enter into the applicable amendment, as the case may be, in each case in accordance with the L/C Issuer's usual and customary business practices. Immediately upon the issuance of each Letter of Credit, each Lender shall be deemed to, and hereby irrevocably and unconditionally agrees to, purchase from the L/C Issuer a risk participation in such Letter of Credit in an amount equal to the product of such Lender's Revolving Pro Rata Share times the amount of such Letter of Credit.
                -----

          (iii) If the Borrower so requests in any applicable Letter of Credit Application, the L/C Issuer may, in its sole and absolute discretion, agree to issue a Letter of Credit that has automatic renewal provisions (each, an "Auto-Renewal Letter of Credit"); provided, that any such Auto-Renewal
      ------------ ----------------    --------
     Letter of Credit must permit the L/C Issuer to prevent any such renewal at least once in each twelve-month period (commencing with the date of issuance of such Letter of Credit) by giving prior notice to the beneficiary thereof not later than a day (the "Nonrenewal Notice Date") in
                                                    ----------------------
     each such twelve-month period to be agreed upon at the time such Letter of Credit is issued. Unless otherwise directed by the L/C Issuer, the Borrower shall not be required to make a specific request to the L/C Issuer for any such renewal. Once an Auto-Renewal Letter of Credit has been issued, the Lenders shall be deemed to have authorized (but may not require) the L/C Issuer to permit the renewal of such Letter of Credit at any time to a date not later than the Letter of Credit Expiration Date; provided, however,
                                                          --------  -------
     that the L/C Issuer shall not permit any such renewal if (A) the L/C Issuer would have no obligation at such time to issue such Letter of Credit in its renewed form under the terms hereof, or (B) it has received notice (which may be by telephone or in writing) on or before the day that is two Business Days before the Nonrenewal Notice Date (1) from the Administrative Agent that the Required Lenders have elected not to permit such renewal or
     (2) from the Administrative Agent, any Lender or the Borrower that one or more of the applicable conditions specified in Section 4.02 is not then
                                                    ------------
     satisfied.

          (iv) Promptly after its delivery of any Letter of Credit or any amendment to a Letter of Credit to an advising bank with respect thereto or to the beneficiary thereof, the L/C Issuer will also deliver to the Borrower and the Administrative Agent a true and complete copy of such Letter of Credit or amendment.

     (c) Drawings and Reimbursements; Funding of Participations.
         ------------------------------------------------------

          (i) Upon any drawing under any Letter of Credit, the L/C Issuer shall notify the Borrower and the Administrative Agent thereof. Not later than 11:00 a.m. on the date of any payment by the L/C Issuer under a Letter of Credit (each such date, an "Honor Date"), the Borrower shall reimburse the
                                 ----------
     L/C Issuer through the Administrative Agent in an amount equal to the amount of such drawing. If the Borrower fails to so reimburse the L/C Issuer by such time, the Administrative Agent shall promptly notify each Lender of the Honor Date, the amount of the unreimbursed drawing (the "Unreimbursed Amount"), and such Lender's Revolving Pro Rata Share thereof.
      -------------------
     In such event, the Borrower shall be deemed to have requested a Revolving Loan that is a Base Rate Loan be disbursed on the Honor Date in an amount equal to the Unreimbursed Amount, without regard to the minimum and multiples specified in Section 2.02(a) for the principal amount of Base
                            ---------------
     Rate Loans, but subject to the amount of the unutilized portion of the Aggregate Revolving Commitments and the conditions set forth in Section
                                                                     -------
     4.02 (other than the delivery of a Loan Notice). Any notice given by the
     ----
     L/C Issuer or the Administrative Agent pursuant to this Section 2.03(c)(i)
                                                             ------------------
     may be given by telephone if immediately confirmed in writing; provided
                                                                    --------
     that the lack of such an immediate confirmation shall not affect the conclusiveness or binding effect of such notice.

          (ii) Each Lender (including the Lender acting as L/C Issuer) shall upon any notice pursuant to Section 2.03(c)(i) make funds available to the
                                 ------------------
     Administrative Agent for the account of the L/C Issuer at the Administrative Agent's Office in an amount equal to its Revolving Pro Rata Share of the Unreimbursed Amount not later than 1:00 p.m. on the Business Day specified in such notice by the Administrative Agent such that each Lender has a reasonable time to perform, whereupon, subject to the provisions of Section 2.03(c)(iii), each Lender that so makes funds
                   --------------------
     available shall be deemed to have made a Base Rate Loan to the Borrower in such amount. The Administrative Agent shall remit the funds so received to the L/C Issuer.

          (iii) With respect to any Unreimbursed Amount that is not fully refinanced by a Borrowing of Base Rate Loans because the conditions set forth in Section 4.02 cannot be satisfied or for any other reason, the
              ------------
     Borrower shall be deemed to have incurred from the L/C Issuer an L/C Borrowing in the amount of the Unreimbursed Amount that is not so refinanced, which L/C Borrowing shall be due and payable on demand (together with interest) and shall bear interest at the Default Rate. In such event, each Lender's payment to the Administrative Agent for the account of the L/C Issuer pursuant to Section 2.03(c)(ii) shall be deemed
                                           -------------------
     payment in respect of its participation in such L/C Borrowing and shall constitute an L/C Advance from such Lender in satisfaction of its participation obligation under this Section 2.03.
                                         ------------

          (iv) Until each Lender funds its Revolving Loan or L/C Advance pursuant to this Section 2.03(c) to reimburse the L/C Issuer for any amount
                      ---------------
     drawn under any Letter of Credit, interest in respect of such Lender's Revolving Pro Rata Share of such amount shall be solely for the account of the L/C Issuer.

          (v) Each Lender's obligation to make Revolving Loans or L/C Advances to reimburse the L/C Issuer for amounts drawn under Letters of Credit, as contemplated by this Section 2.03(c), shall be absolute and unconditional
                          ---------------
     and shall not be affected by any circumstance, including (A) any set-off, counterclaim, recoupment, defense or other right which such Lender may have against the L/C Issuer, the Borrower or any other Person for any reason whatsoever; (B) the occurrence or continuance of a Default, or (C) any other occurrence, event or condition, whether or not similar to any of the foregoing; provided, however, that each Lender's obligation to make
                --------  -------
     Revolving Loans or L/C Advances pursuant to this Section 2.03(c) is subject
                                                      ---------------
     to the conditions set forth in Section 4.02. Any such reimbursement shall
                                    ------------
     not relieve or otherwise impair the obligation of the Borrower to reimburse the L/C Issuer for the amount of any payment made by the L/C Issuer under any Letter of Credit, together with interest as provided herein.

          (vi) If any Lender fails to make available to the Administrative Agent for the account of the L/C Issuer any amount required to be paid by such Lender pursuant to the foregoing provisions of this Section 2.03(c) by the
                                                         ---------------
     time specified in Section 2.03(c)(ii), the L/C Issuer shall be entitled to
                       -------------------
     recover from such Lender (acting through the Administrative Agent), on demand, such amount with interest thereon for the period from the date such payment is required to the date on which such payment is immediately available to the L/C Issuer at a rate per annum equal to the Federal Funds Rate from time to time in effect. A certificate of the L/C Issuer submitted to any Lender (through the Administrative Agent) with respect to any amounts owing under this clause (vi) shall be conclusive absent manifest error.

     (d) Repayment of Participations.
         ---------------------------

          (i) At any time after the L/C Issuer has made a payment under any Letter of Credit and has received from any Lender such Lender's L/C Advance in respect of such payment in accordance with Section 2.03(c), if the
                                                   ---------------
     Administrative Agent receives for the account of the L/C Issuer any payment related to such Letter of Credit (whether directly from the Borrower or otherwise, including proceeds of Cash Collateral applied thereto by the Administrative Agent), or any payment of interest thereon, the Administrative Agent will distribute to such Lender its Revolving Pro Rata Share thereof in the same funds as those received by the Administrative Agent.

          (ii) If any payment received by the Administrative Agent for the account of the L/C Issuer pursuant to Section 2.03(c)(i) is required to be
                                           ------------------
     returned, each Lender shall pay to the Administrative Agent for the account of the L/C Issuer its Revolving Pro Rata Share thereof on demand of the Administrative Agent, plus interest thereon from the date of such demand to the date such amount is returned by such Lender, at a rate per annum equal to the Federal Funds Rate from time to time in effect.

     (e) Obligations Absolute. The obligation of the Borrower to reimburse the
         --------------------
L/C Issuer for each drawing under each Letter of Credit, and to repay each L/C Borrowing and each drawing under a Letter of Credit that is refinanced by a Borrowing of Revolving Loans, shall be absolute, unconditional and irrevocable, and shall be paid strictly in accordance with the terms of this Agreement under all circumstances, including the following:

          (i) any lack of validity or enforceability of such Letter of Credit, this Agreement, or any other agreement or instrument relating thereto;

          (ii) the existence of any claim, counterclaim, set-off, defense or other right that the Borrower may have at any time against any beneficiary or any transferee of such Letter of Credit (or any Person for whom any such beneficiary or any such transferee may be acting), the L/C Issuer or any other Person, whether in connection with this Agreement, the transactions contemplated hereby or by such Letter of Credit or any agreement or instrument relating thereto, or any unrelated transaction;

          (iii) any draft, demand, certificate or other document presented under such Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect; or any loss or delay in the transmission or otherwise of any document required in order to make a drawing under such Letter of Credit;

          (iv) any payment by the L/C Issuer under such Letter of Credit against presentation of a draft or certificate that does not strictly comply with the terms of such Letter of Credit; or any payment made by the L/C Issuer under such Letter of Credit to any Person purporting to be a trustee in bankruptcy, debtor-in-possession, assignee for the benefit of creditors, liquidator, receiver or other representative of or successor to any beneficiary or any transferee of such Letter of Credit, including any arising in connection with any proceeding under any Debtor Relief Law; or

          (v) any other circumstance or happening whatsoever, whether or not similar to any of the foregoing, including any other circumstance that might otherwise constitute a defense available to, or a discharge of, the Borrower.

     The Borrower shall promptly examine a copy of each Letter of Credit and each amendment thereto that is delivered to it and, in the event of any claim of noncompliance with the Borrower's instructions or other irregularity, the Borrower will immediately notify the L/C Issuer. The Borrower shall be conclusively deemed to have waived any such claim against the L/C Issuer and its correspondents unless such notice is given as aforesaid.

     (f) Role of L/C Issuer. Each Lender and the Borrower agree that, in paying
         ------------------
any drawing under a Letter of Credit, the L/C Issuer shall not have any responsibility to obtain any document (other than any sight draft, certificates and documents expressly required by the Letter of Credit) or to ascertain or inquire as to the validity or accuracy of any such document or the authority of the Person executing or delivering any such document. No Agent-Related Person nor any of the respective correspondents, participants or assignees of the L/C Issuer shall be liable to any Lender for (i) any action taken or omitted in connection herewith at the request or with the approval of the Lenders or the Required Lenders, as applicable; (ii) any action taken or omitted in the absence of gross negligence or willful misconduct; or (iii) the due execution, effectiveness, validity or enforceability of any document or instrument related to any Letter of Credit or Letter of Credit Application. The Borrower hereby assumes all risks of the acts or omissions of any beneficiary or transferee with respect to its use of any Letter of Credit; provided, however, that this
                                            --------  -------
assumption is not intended to, and shall not, preclude the Borrower's pursuing such rights and remedies as it may have against the beneficiary or transferee at law or under any other agreement. No Agent-Related Person, nor any of the respective correspondents, participants or assignees of the L/C Issuer, shall be liable or responsible for any of the matters described in clauses (i) through (v) of Section 2.03(e); provided, however, that anything in such clauses
               ---------------  --------  -------
to the contrary notwithstanding, the Borrower may have a claim against the L/C Issuer, and the L/C Issuer may be liable to the Borrower, to the extent, but only to the extent, of any direct, as opposed to consequential or exemplary, damages suffered by the Borrower which the Borrower proves were caused by the L/C Issuer's willful misconduct or gross negligence or the L/C Issuer's willful failure to pay under any Letter of Credit after the presentation to it by the beneficiary of a sight draft and certificate(s) strictly complying with the terms and conditions of a Letter of Credit. In furtherance and not in limitation of the foregoing, the L/C Issuer may accept documents that appear on their face to be in order, without responsibility for further investigation, regardless of any notice or information to the contrary, and the L/C Issuer shall not be responsible for the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign a Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason.

     (g) Cash Collateral. Upon the request of the Administrative Agent, if the
         ---------------
L/C Issuer has honored any full or partial drawing request under any Letter of Credit and such drawing has resulted in an L/C Borrowing, the Borrower shall immediately Cash Collateralize the then Outstanding Amount of all L/C Obligations in an amount equal to such Outstanding Amount determined as of the date of such L/C Borrowing. Additionally, if 7 days prior to the Maturity Date, any Letter of Credit may for any reason remain outstanding and partially or wholly undrawn, the Borrower shall immediately Cash Collateralize the then Outstanding Amount of all L/C Obligations in an amount equal to such Outstanding Amount determined as of the date 7 days prior to the Maturity Date. For purposes hereof, "Cash Collateralize" means to pledge and deposit with or deliver to the
         ------------------
Administrative Agent, for the benefit of the L/C Issuer and the Lenders, as collateral for the L/C Obligations, cash or deposit account balances pursuant to documentation in form and substance satisfactory to the Administrative Agent and the L/C Issuer (which documents are hereby consented to by the Lenders). Derivatives of such term have corresponding meanings. The Borrower hereby grants to the Administrative Agent, for the benefit of the L/C Issuer and the Lenders, a security interest in all such cash, deposit accounts and all balances therein and all proceeds of the foregoing. Cash collateral shall be maintained in blocked, non-interest bearing deposit accounts at Bank of America.

     (h) Applicability of ISP98. Unless otherwise expressly agreed by the L/C
         ----------------------
Issuer and the Borrower when a Letter of Credit is issued, the rules of the "International Standby Practices 1998" published by the Institute of International Banking Law & Practice (or such later version thereof as may be in effect at the time of issuance) shall apply to each Letter of Credit.

     (i) Letter of Credit Fees. The Borrower shall pay to the Administrative
         ---------------------
Agent for the account of each Lender in accordance with its Revolving Pro Rata Share a Letter of Credit fee for each Letter of Credit equal to the Applicable Rate times the average daily maximum amount available to be drawn under each
     -----
such Letter of Credit (whether or not such maximum amount is then in effect under such Letter of Credit); provided that, after the occurrence and during the
                              --------
continuance of an Event of Default, the applicable fee rate on such Letters of Credit shall be the Applicable Rate for such Letter of Credit plus 2% per annum.
                                                              ----
Such letter of credit fees shall be
due and payable on the last Business Day of each March, June, September and December, commencing with the first such date to occur after the issuance of such Letter of Credit, and on the Letter of Credit Expiration Date. If there is any change in the Applicable Rate during any quarter, the daily maximum amount of each Letter of Credit shall be computed and multiplied by the Applicable Rate separately for each period during such quarter that such Applicable Rate was in effect.

     (j) Fronting Fee and Documentary and Processing Charges Payable to L/C
         ------------------------------------------------------------------
Issuer. The Borrower shall pay directly to the L/C Issuer for its own account a
------
fronting fee with respect to each Letter of Credit equal to the (0.075%) times
                                                                         -----
the average daily maximum amount available to be drawn under each such Letter of Credit (whether or not such maximum amount is then in effect under such Letter of Credit). Such letter of credit fees shall be due and payable on the last Business Day of each March, June, September and December, commencing with the first such date to occur after the issuance of such Letter of Credit, and on the Letter of Credit Expiration Date. In addition, the Borrower shall pay directly to the L/C Issuer for its own account the individual customary issuance, presentation, amendment and other processing fees, and other standard costs and charges, of the L/C Issuer relating to letters of credit as from time to time in effect. Such fees and charges are due and payable on demand and are nonrefundable.

     (k) Conflict with Letter of Credit Application. In the event of any
         ------------------------------------------
conflict between the terms hereof and the terms of any Letter of Credit Application, the terms hereof shall control.

     2.04 Prepayments.

     (a) Voluntary Prepayments. The Borrower may, upon notice to the
         ---------------------
Administrative Agent, at any time or from time to time voluntarily prepay Loans in whole or in part without premium or penalty; provided that (i) such notice
                                                --------
must be received by the Administrative Agent not later than 11:00 a.m. (A) three Business Days prior to any date of prepayment of Eurodollar Rate Loans, and (B) on the date of prepayment of Base Rate Loans; (ii) any prepayment of Eurodollar Rate Loans shall be in a principal amount of $1,000,000 or a whole multiple of $500,000 in excess thereof; and (iii) any prepayment of Base Rate Loans shall be in a principal amount of $500,000 or a whole multiple of $100,000 in excess thereof. Each such notice shall specify the date and amount of such prepayment and the Type(s) of Loans to be prepaid. The Administrative Agent will promptly notify each Lender of its receipt of each such notice, and of such Lender's Pro Rata Share of such prepayment. If such notice is given by the Borrower, the Borrower shall make such prepayment and the payment amount specified in such notice shall be due and payable on the date specified therein. Any prepayment of a Eurodollar Rate Loan shall be accompanied by all accrued interest thereon, together with any additional amounts required pursuant to Section 3.05. Each
                                                          ------------
such prepayment shall be applied to the Loans of the Lenders in accordance with their respective Pro Rata Shares.

     (b) Mandatory Prepayments. In addition to the scheduled amortization
         ---------------------
payments required pursuant to Section 2.06, Borrower shall have the following
                              ------------
mandatory prepayment obligations:

          (i) If for any reason the Total Revolving Outstandings at any time exceeds the Aggregate Revolving Commitments then in effect, the Borrower shall immediately prepay Revolving Loans and/or Cash Collateralize the L/C Obligations in an aggregate amount equal to such excess.

          (ii) Borrower shall immediately prepay an amount of principal with respect to the Term Loans equal to 100% of the Net Cash Proceeds of all asset sales by the Borrower or any Subsidiary (including sales of stock of subsidiaries), not reinvested in the Borrower's business within 180 days after the receipt thereof; provided, that no prepayment will be required in
                                --------
     connection with the first $1,000,000 of Net Cash Proceeds from asset sales during the term of this Agreement.

          (iii) Borrower shall immediately make additional Term Loan prepayments to the extent required by Section 7.06(d) in connection with any election
                               ---------------
     by Borrower to purchase, redeem or otherwise acquire shares of its capital stock or warrants, rights or options to acquire any such shares.

     Each of the Term Loan prepayment pursuant to Section 2.04(b)(ii) or (iii)
                                                  -------------------    -----
shall be (x) applied across the remaining principal installments required pursuant to Section 2.06(b) on a pro rata basis, and (y) be accompanied by
            ---------------
accrued interest on the amount prepaid to the date of such prepayment and amounts, if any, required to be paid pursuant to Section 3.05 or any other
                                                 ------------
provision of this Agreement as a result of such prepayment being made on such date.

     2.05 Reduction or Termination of Commitments. The Borrower may, upon notice to the Administrative Agent, terminate the Aggregate Revolving Commitments, or permanently reduce the Aggregate Revolving Commitments to an amount not less than the then Outstanding Amount of all Revolving Loans and L/C Obligations; provided that (i) any such notice shall be received by the Administrative Agent
--------
not later than 11:00 a.m. five Business Days prior to the date of termination or reduction, and (ii) any such partial reduction shall be in an aggregate amount of $10,000,000 or any whole multiple of $1,000,000 in excess thereof. The Administrative Agent shall promptly notify the Lenders of any such notice of reduction or termination of the Aggregate Revolving Commitments. Once reduced in accordance with this Section, the Aggregate Revolving Commitments may not be increased. Any reduction of the Aggregate Revolving Commitments shall be applied to the Revolving Commitment of each Lender according to its Revolving Pro Rata Share. All commitment fees accrued until the effective date of any termination of the Aggregate Revolving Commitments shall be paid on the effective date of such termination.

     2.06 Repayment of Loans.

     (a) On the Maturity Date, the Borrower shall repay to the Administrative Agent for the benefit of the Lenders based on each Lender's Pro Rata Share the aggregate principal amount of all Loans outstanding on such date.

     (b) The Borrower shall repay the Term Loans to the Administrative Agent for the benefit of the Lenders based on each Lender's Term Pro Rata Share principal repayments with respect to the Term Loan in eleven installments with the first such repayment being made on the last Business Day in September of 2002, and an additional installment being paid on the last Business Day in each March, June, September and December thereafter. The principal repayments to be paid under this Section 2.06(b) shall be in the following
                                 --------------
amounts: the first payment shall be $2,666,666, the next two shall be $2,666,667 each, the next four shall be $3,750,000 each, and the last four shall be $4,250,000 each.

     2.07 Interest.

     (a) Subject to the provisions of subsection (b) below, (i) each Eurodollar Rate Loan shall bear interest on the outstanding principal amount thereof for each Interest Period at a rate per annum equal to the Eurodollar Rate for such Interest Period plus the Applicable Rate; and (ii) each Base Rate Loan shall
                ----
bear interest on the outstanding principal amount thereof from the applicable borrowing date at a rate per annum equal to the Base Rate plus the Applicable
                                                          ----
Rate.

     (b) If any amount payable by the Borrower under any Loan Document is not paid when due (without regard to any applicable grace periods), such amount shall thereafter bear interest at a fluctuating interest rate per annum at all times equal to the Default Rate to the fullest extent permitted by applicable Law. Furthermore, while any Event of Default exists or after acceleration, the Borrower shall pay interest on the principal amount of all outstanding Obligations at a fluctuating interest rate per annum at all times equal to the Default Rate to the fullest extent permitted by applicable Law. Accrued and unpaid interest on past due amounts (including interest on past due interest) shall be due and payable upon demand.

     (c) Interest on each Loan shall be due and payable in arrears on each Interest Payment Date applicable thereto and at such other times as may be specified herein. Interest hereunder shall be due and payable in accordance with the terms hereof before and after judgment, and before and after the commencement of any proceeding under any Debtor Relief Law.

     2.08 Fees. In addition to certain fees described in subsections (i) and (j) of Section 2.03:
   ------------

     (a) Commitment Fee. The Borrower shall pay to the Administrative Agent for
         --------------
the account of each Lender in accordance with its Revolving Pro Rata Share, a commitment fee equal to the Applicable Rate times the actual daily amount by
                                            -----
which the Aggregate Revolving Commitments exceed the sum of (i) the Outstanding Amount of Revolving Loans and (ii) the Outstanding Amount of L/C Obligations. The commitment fee shall be due and payable quarterly in arrears on the last Business Day of each March, June, September and December, commencing with the first such date to occur after the Closing Date, and on the Maturity Date. The commitment fee shall be calculated quarterly in arrears, and if there is any change in the Applicable Rate during any quarter, the actual daily amount shall be computed and multiplied by the Applicable Rate separately for each period during such quarter that such Applicable Rate was in effect. The commitment fee shall accrue at all times during the Availability Period, including at any time during which one or more of the conditions in Article IV is not met.
                                              ----------

     (b) Other Fees. (i) The Borrower shall pay to the Arranger and the
         ----------
Administrative Agent fees in the amounts and at the times specified in the Fee Letter. Such fees shall be fully earned when paid and shall not be refundable for any reason whatsoever.

          (ii) The Borrower shall pay to the Lenders such fees as shall have been separately agreed upon in writing in the amounts and at the times so specified. Such fees shall be fully earned when paid and shall not be refundable.

     2.09 Computation of Interest and Fees. Computation of all types of interest and all fees shall be calculated on the basis of a year of 360 days and the actual number of days elapsed, which results in a higher yield to the payee thereof than a method based on a year of 365 or 366 days. Interest shall accrue on each Loan for the day on which the Loan is made, and shall not accrue on a Loan, or any portion thereof, for the day on which the Loan or such portion is paid, provided that any Loan that is repaid on the same day on which it is made
      --------
shall bear interest for one day.

     2.10 Evidence of Debt.

     (a) The Credit Extensions made by each Lender shall be evidenced by one or more accounts or records maintained by such Lender and by the Administrative Agent in the ordinary course of business. The accounts or records maintained by the Administrative Agent and each Lender shall be conclusive absent manifest error of the amount of the Credit Extensions made by the Lenders to the Borrower and the interest and payments thereon. Any failure to so record or any error in doing so shall not, however, limit or otherwise affect the obligation of the Borrower hereunder to pay any amount owing with respect to the Loans or L/C Obligations. In the event of any conflict between the accounts and records maintained by any Lender and the accounts and records of the Administrative Agent in respect of such matters, the accounts and records of the Administrative Agent shall control in the absence of manifest error. Upon the request of any Lender made through the Administrative Agent, such Lender's Loans may be evidenced by a Note in addition to such accounts or records. Each Lender may attach schedules to its Note and endorse thereon the date, Type (if applicable), amount and maturity of the applicable Loans and payments with respect thereto.

     (b) In addition to the accounts and records referred to in subsection (a), each Lender and the Administrative Agent shall maintain in accordance with its usual practice accounts or records evidencing the purchases and sales by such Lender of participations in Letters of Credit. In the event of any conflict between the accounts and records maintained by the Administrative Agent and the accounts and records of any Lender in respect of such matters, the accounts and records of the Administrative Agent shall control in the absence of manifest error.

     2.11 Payments Generally.

     (a) All payments to be made by the Borrower shall be made without condition or deduction for any counterclaim, defense, recoupment or setoff. Except as otherwise expressly provided herein, all payments by the Borrower hereunder shall be made to the Administrative Agent, for the account of the respective Lenders to which such payment is owed, at the Administrative Agent's Office in Dollars and in immediately available funds not later than 12:00 noon on the date specified herein. The Administrative Agent will promptly distribute to each Lender its Pro Rata Share (or other applicable share as provided herein) of such payment in like funds as received by wire transfer to such Lender's Lending Office. All payments received by the Administrative Agent after 12:00 noon shall be deemed received on the next succeeding Business Day and any applicable interest or fee shall continue to accrue.

     (b) Subject to the definition of "Interest Period," if any payment to be made by the Borrower shall come due on a day other than a Business Day, payment shall be made on the next following Business Day, and such extension of time shall be reflected in computing interest or fees, as the case may be.

     (c) If at any time insufficient funds are received by and available to the Administrative Agent to pay fully all amounts of principal, L/C Borrowings, interest and fees then due hereunder, such funds shall be applied (i) first,
                                                                      -----
toward costs and expenses (including Attorney Costs and amounts payable under
Article III) incurred by the Administrative Agent and each Lender, (ii) second,
-----------                                                             ------
toward repayment of interest and fees then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of interest and fees then due to such parties, and (iii) third, toward repayment of principal and L/C
                                    -----
Borrowings then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of principal and L/C Borrowings then due to such parties.

     (d) Unless the Borrower or any Lender has notified the Administrative Agent prior to the date any payment is required to be made by it to the Administrative Agent hereunder, that the Borrower or such Lender, as the case may be, will not make such payment, the Administrative Agent may assume that the Borrower or such Lender, as the case may be, has timely made such payment and may (but shall not be so required to), in reliance thereon, make available a corresponding amount to the Person entitled thereto. If and to the extent that such payment was not in fact made to the Administrative Agent in immediately available funds, then:

          (i) if the Borrower failed to make such payment, each Lender shall forthwith on demand repay to the Administrative Agent the portion of such assumed payment that was made available to such Lender in immediately available funds, together with interest thereon in respect of each day from and including the date such amount was made available by the Administrative Agent to such Lender to the date such amount is repaid to the Administrative Agent in immediately available funds, at the Federal Funds Rate from time to time in effect; and

          (ii) if any Lender failed to make such payment, such Lender shall forthwith on demand pay to the Administrative Agent the amount thereof in immediately available funds, together with interest thereon for the period from the date such amount was made available by the Administrative Agent to the Borrower to the date such amount is recovered by the Administrative Agent (the "Compensation Period") at a rate per annum equal to the Federal
                 -------------------
     Funds Rate from time to time in effect. If such Lender pays such amount to the Administrative Agent, then such amount shall constitute such Lender's Loan, as the case may be, included in the applicable Borrowing. If such Lender does not pay such amount forthwith upon the Administrative Agent's demand therefor, the Administrative Agent may make a demand therefor upon the Borrower, and the Borrower shall pay such amount to the Administrative Agent, together with interest thereon for the Compensation Period at a rate per annum equal to the rate of interest applicable to the applicable Borrowing. Nothing herein shall be deemed to relieve any Lender from its obligation to fulfill its Commitments or to prejudice any rights which the Administrative Agent or the Borrower may have against any Lender as a result of any default by such Lender hereunder.

     A notice of the Administrative Agent to any Lender with respect to any amount owing under this subsection (d) shall be conclusive, absent manifest error.

     (e) If any Lender makes available to the Administrative Agent funds for any Loan to be made by such Lender as provided in the foregoing provisions of this
Article II, and the conditions to the applicable Credit Extension set forth in
----------
Article IV are not satisfied or waived in accordance with the terms hereof, the
----------
Administrative Agent shall promptly return such funds (in like funds as received from such Lender) to such Lender, without interest.

     (f) The obligations of the Lenders hereunder to make Loans and to fund participations in Letters of Credit are several and not joint. The failure of any Lender to make any Loan or to fund any such participation on any date required hereunder shall not relieve any other Lender of its corresponding obligation to do so on such date, and no Lender shall be responsible for the failure of any other Lender to so make its Loan or purchase its participation.

     (g) Nothing herein shall be deemed to obligate any Lender to obtain the funds for any Loan in any particular place or manner or to constitute a representation by any Lender that it has obtained or will obtain the funds for any Loan in any particular place or manner.

     2.12 Sharing of Payments. If, other than as expressly provided elsewhere herein, any Lender shall obtain on account of the Loans made by it, or the participations in L/C Obligations, any payment (whether voluntary, involuntary, through the exercise of any right of set-off, or otherwise) in excess of its ratable share (or other share contemplated hereunder) thereof, such Lender shall immediately (a) notify the Administrative Agent of such fact, and (b) purchase from the other Lenders such participations in the Loans made by them and/or such subparticipations in the participations in L/C Obligations, as the case may be, as shall be necessary to cause such purchasing Lender to share the excess payment in respect of such Loans or such participations, as the case may be, pro rata with each of them; provided, however, that if all or any portion of such
                        --------  -------
excess payment is thereafter recovered from the purchasing Lender, such purchase shall to that extent be rescinded and each other Lender shall repay to the purchasing Lender the purchase price paid therefor, together with an amount equal to such paying Lender's ratable share (according to the proportion of (i) the amount of such paying Lender's required repayment to (ii) the total amount so recovered from the purchasing Lender) of any interest or other amount paid or payable by the purchasing Lender in respect of the total amount so recovered. The Borrower agrees that any Lender so purchasing a participation from another Lender may, to the fullest extent permitted by law, exercise all its rights of payment (including the right of set-off, but subject to Section 10.09 with
                                                        -------------
respect to such participation as fully as if such Lender were the direct creditor of the Borrower in the amount of such participation. The Administrative Agent will keep records (which shall be conclusive and binding in the absence of manifest error) of participations purchased under this Section and will in each case promptly notify the Lenders following any such purchases or repayments. Each Lender that purchases a participation pursuant to this Section shall from and after such purchase have the right to give all notices, requests, demands, directions and other communications under this Agreement with respect to the portion of the Obligations purchased to the same extent as though the purchasing Lender were the original owner of the Obligations purchased.

                                    ARTICLE 3
                     TAXES, YIELD PROTECTION AND ILLEGALITY

     3.01 Taxes.

     (a) Any and all payments by the Borrower to or for the account of the Administrative Agent or any Lender under any Loan Document shall be made free and clear of and without deduction for any and all present or future taxes, duties, levies, imposts, deductions, assessments, fees, withholdings or similar charges, and all liabilities with respect thereto, excluding, in the case of the
                                                   ---------
Administrative Agent and each Lender, taxes imposed on or measured by its overall net income or gross income, and franchise taxes imposed on it (in lieu of net income taxes), by the jurisdiction (or any political subdivision thereof) under the Laws of which the Administrative Agent or such Lender, as the case may be, is organized or maintains a lending office (all such non-excluded taxes, duties, levies, imposts, deductions, assessments, fees, withholdings or similar charges, and liabilities being hereinafter referred to as "Taxes"). If the
                                                           -----
Borrower shall be required by any Laws to deduct any Taxes from or in respect of any sum payable under any Loan Document to the Administrative Agent or any Lender, (i) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section), each of the Administrative Agent and such Lender receives an amount equal to the sum it would have received had no such deductions been made, (ii) the Borrower shall make such deductions, (iii) the Borrower shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable Laws, and (iv) within 30 days after the date of such payment, the Borrower shall furnish to the Administrative Agent (which shall forward the same to such Lender) the original or a certified copy of a receipt evidencing payment thereof.

     (b) In addition, the Borrower agrees to pay any and all present or future stamp, court or documentary taxes and any other excise or property taxes or charges or similar levies which arise from any payment made under any Loan Document or from the execution, delivery, performance, enforcement or registration of, or otherwise with respect to, any Loan Document (hereinafter referred to as "Other Taxes").
                -----------

     (c) If the Borrower shall be required to deduct or pay any Taxes or Other Taxes from or in respect of any sum payable under any Loan Document to the Administrative Agent or any Lender, the Borrower shall also pay to the Administrative Agent or to such Lender, as the case may be, at the time interest is paid, such additional amount that the Administrative Agent or such Lender specifies is necessary to preserve the after-tax yield (after factoring in all taxes, including taxes imposed on or measured by net income) the Administrative Agent or such Lender would have received if such Taxes or Other Taxes had not been imposed.

     (d) The Borrower agrees to indemnify the Administrative Agent and each Lender for (i) the full amount of Taxes and Other Taxes (including any Taxes or Other Taxes imposed or asserted by any jurisdiction on amounts payable under this Section) paid by the Administrative Agent and such Lender, (ii) amounts payable under Section 3.01(c) and (iii) any liability
              ---------------

(including additions to tax, penalties, interest and expenses) arising therefrom or with respect thereto, in each case whether or not such Taxes or Other Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. Payment under this subsection (d) shall be made within 30 days after the date the Lender or the Administrative Agent makes a demand therefor.

     3.02 Illegality. If any Lender determines that any Law has made it unlawful, or that any Governmental Authority has asserted that it is unlawful, for any Lender or its applicable Lending Office to make, maintain or fund Eurodollar Rate Loans, or to determine or charge interest rates based upon the Eurodollar Rate, then, on notice thereof by such Lender to the Borrower through the Administrative Agent, any obligation of such Lender to make or continue Eurodollar Rate Loans or to convert Base Rate Loans to Eurodollar Rate Loans shall be suspended until such Lender notifies the Administrative Agent and the Borrower that the circumstances giving rise to such determination no longer exist. Upon receipt of such notice, the Borrower shall, upon demand from such Lender (with a copy to the Administrative Agent), prepay or, if applicable, convert all Eurodollar Rate Loans of such Lender to Base Rate Loans, either on the last day of the Interest Period thereof, if such Lender may lawfully continue to maintain such Eurodollar Rate Loans to such day, or immediately, if such Lender may not lawfully continue to maintain such Eurodollar Rate Loans. Upon any such prepayment or conversion, the Borrower shall also pay accrued interest on the amount so prepaid or converted. Each Lender agrees to designate a different Lending Office if such designation will avoid the need for such notice and will not, in the good faith judgment of such Lender, otherwise be materially disadvantageous to such Lender. If Eurodollar Rate Loans have been unavailable pursuant to the terms of this Section 3.02 and such Eurodollar Rate
                                          ------------
Loans again become available to Borrower because the circumstance(s) giving rise to such unavailability has terminated, then the Lender who gave the original notice that Eurodollar Rate Loans became unavailable shall be required to promptly notify Borrower and Administrative Agent that Eurodollar Rate Loans are again available.

     3.03 Inability to Determine Rates. If the Required Lenders determine that for any reason adequate and reasonable means do not exist for determining the Base Rate or Eurodollar Rate for any requested Interest Period with respect to a proposed Base Rate Loan or Eurodollar Rate Loan (as applicable), or that the Base Rate or Eurodollar Rate for any requested Interest Period with respect to a proposed Base Rate or Eurodollar Rate Loan (as applicable) does not adequately and fairly reflect the cost to such Lenders of funding such Loan, the Administrative Agent will promptly so notify the Borrower and each Lender. Thereafter, the obligation of the Lenders to make or maintain Eurodollar Rate Loans shall be suspended until the Administrative Agent (upon the instruction of the Required Lenders) revokes such notice. Upon receipt of such notice, the Borrower may revoke any pending request for a Borrowing, conversion or continuation of Eurodollar Rate Loans or, failing that, will be deemed to have converted such request into a request for a Borrowing of Base Rate Loans in the amount specified therein.

     3.04 Increased Cost and Reduced Return; Capital Adequacy; Reserves on Eurodollar Rate Loans.

     (a) If any Lender determines that as a result of the introduction of or any change in or in the interpretation of any Law, or such Lender's compliance therewith, there shall be any increase in the cost to such Lender of agreeing to make or making, funding or maintaining Eurodollar Rate Loans or (as the case may be) issuing or participating in Letters of Credit, or a reduction in the amount received or receivable by such Lender in connection with any of the foregoing (excluding for purposes of this subsection (a) any such increased costs or reduction in amount resulting from (i) Taxes or Other Taxes (as to which Section 3.01 shall govern),
                                                     ------------
(ii) changes in the basis of taxation of overall net income or overall gross income by the United States or any foreign jurisdiction or any political subdivision of either thereof under the Laws of which such Lender is organized or has its Lending Office, and (iii) reserve requirements contemplated by
Section 3.04(c)) then from time to time upon demand of such Lender (with a copy
----------------
of such demand to the Administrative Agent), the Borrower shall pay to such Lender such additional amounts as will compensate such Lender for such increased cost or reduction.

     (b) If any Lender determines that the introduction of any Law regarding capital adequacy or any change therein or in the interpretation thereof, or compliance by such Lender (or its Lending Office) therewith, has the effect of reducing the rate of return on the capital of such Lender or any corporation controlling such Lender as a consequence of such Lender's obligations hereunder (taking into consideration its policies with respect to capital adequacy and such Lender's desired return on capital), then from time to time upon demand of such Lender (with a copy of such demand to the Administrative Agent), the Borrower shall pay to such Lender such additional amounts as will compensate such Lender for such reduction.

     (c) The Borrower shall pay to each Lender, as long as such Lender shall be required to maintain reserves with respect to liabilities or assets consisting of or including Eurocurrency funds or deposits (currently known as "Eurocurrency liabilities"), additional interest on the unpaid principal amount of each Eurodollar Rate Loan equal to the actual costs of such reserves allocated to such Loan by such Lender (as determined by such Lender in good faith, which determination shall be conclusive), which shall be due and payable on each date on which interest is payable on such Loan, provided the Borrower shall have
                                           --------
received at least 15 days' prior notice (with a copy to the Administrative Agent) of such additional interest from such Lender. If a Lender fails to give notice 15 days prior to the relevant Interest Payment Date, such additional interest shall be due and payable 15 days from receipt of such notice.

     3.05 Funding Losses. Upon demand of any Lender (with a copy to the Administrative Agent) from time to time, the Borrower shall promptly compensate such Lender for and hold such Lender harmless from any loss, cost or expense (including Attorney Costs) incurred by it as a result of:

     (a) any continuation, conversion, payment or prepayment of any Loan other than a Base Rate Loan on a day other than the last day of the Interest Period for such Loan (whether voluntary, mandatory, automatic, by reason of acceleration, or otherwise); or

     (b) any failure by the Borrower (for a reason other than the failure of such Lender to make a Loan) to prepay, borrow, continue or convert any Loan other than a Base Rate Loan on the date or in the amount notified by the Borrower.

including any loss of anticipated profits and any loss or expense arising from the liquidation or reemployment of funds obtained by it to maintain such Loan or from fees payable to terminate the deposits from which such funds were obtained. The Borrower shall also pay any customary administrative fees charged by such Lender in connection with the foregoing.

     For purposes of calculating amounts payable by the Borrower to the Lenders under this Section 3.05, each Lender shall be deemed to have funded each
           ------------
Eurodollar Rate Loan made by it at the Eurodollar Rate for such Loan by a matching deposit or other borrowing in the London interbank eurodollar market for a comparable amount and for a comparable period, whether or not such Eurodollar Rate Loan was in fact so funded.

     3.06 Matters Applicable to all Requests for Compensation. A certificate of the Administrative Agent or any Lender claiming compensation under this Article
                                                                        -------
III and setting forth the additional amount or amounts to be paid to it
---
hereunder shall be conclusive in the absence of manifest error. In determining such amount, the Administrative Agent or such Lender may use any reasonable averaging and attribution methods.

     3.07 Survival. All of the Borrower's obligations under this Article III
                                                                 -----------
shall survive termination of the Aggregate Commitments and repayment of all other Obligations.

                                    ARTICLE 4
                    CONDITIONS PRECEDENT TO CREDIT EXTENSIONS

     4.01 Conditions of Initial Credit Extension. The obligation of each Lender to make its initial Credit Extension hereunder is subject to the completion of Document Preclosing and Final Closing. "Document Preclosing" shall consist of
                                        -------------------
satisfying the conditions precedent set forth in items (a) through (f) below (with the one exception that the Acceptable Security Interests may be subject to the Liens of the Existing Bonds and the Existing Credit Agreement). "Final
                                                                     -----
Closing" shall be achieved by satisfying the conditions precedent set forth in
------
items (g) through (k) below.

     (a) Unless waived by all the Lenders, the Administrative Agent's receipt of the following, each of which shall be originals or facsimiles (followed promptly by originals) unless otherwise specified, each properly executed by a Responsible Officer of the signing Loan Party, each dated the Document Preclosing Date (or, in the case of certificates of governmental officials, a recent date before the Document Preclosing Date) and each in form and substance satisfactory to the Administrative Agent and its legal counsel:

          (i) executed counterparts of this Agreement, sufficient in number for distribution to the Administrative Agent, each Lender and the Borrower;

          (ii) Notes executed by the Borrower in favor of each Lender requesting any Notes;

          (iii) A Pledge Agreement duly executed by the Borrower, pledging 100% of the equity interests held by the Borrower in Coinstar International, together with stock certificates, stock powers executed in blank, UCC-1 financing statements, and any other documents, agreements, or instruments necessary to create an Acceptable Security Interest in such equity interests;

          (iv) A Security Agreement duly executed by the Loan Parties granting to the Administrative Agent for the benefit of the Lenders a Lien in substantially all of the personal property of the Loan Parties (other than personal property not subject to the Uniform Commercial Code ("UCC")) to
                                                                    ---
     secure the Obligations, together with UCC-1 financing statements and any other documents, agreements, instruments or actions necessary at any time hereafter to create an Acceptable Security Interest in such collateral, including any action required to comply with the Revised Article 9 of the UCC;

          (v) A Pledge Agreement duly executed by the Coinstar International, pledging 65% of the equity interests held by Coinstar International in Coinstar Ltd., together with stock certificates, stock powers executed in blank, UCC-1 financing statements, and any other documents, agreements, on instruments necessary to create an Acceptable Security Interest in such equity interests;

          (vi) IP Documents duly executed by appropriate Loan Parties granting to the Administrative Agent for the benefit of the Lenders a Lien in substantially all of the IP Rights to secure the Obligations, together with appropriate filings with the patent and trademark office, U.S. Copyright Office and any other documents, agreements, instruments or actions necessary at any time hereafter to create an Acceptable Security Interest in such collateral;

          (vii) Other Security Documents executed by the Borrower or other Loan Parties granting a Lien to the Administrative Agent for the benefit of the Lenders in the Borrower's or the other Loan Parties' Property to secure the Obligations together with any other documents, agreements, instruments or actions necessary at any time to create an Acceptable Security Interest in such collateral;

          (viii) such certificates of resolutions or other action, incumbency certificates and/or other certificates of Responsible Officers of each Loan Party as the Administrative Agent may require evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Agreement and the other Loan Documents to which such Loan Party is a party;

          (ix) such documents and certifications as the Administrative Agent may reasonably require to evidence that the Loan Parties and Coinstar Ltd., are duly organized or formed, and are validly existing, in good standing and qualified to engage in business in Washington and Delaware and in every other jurisdiction where their ownership, lease or operation of properties or the conduct of their business requires such qualification, except to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect;

          (x) a favorable opinion of Perkins Coie LLP, counsel to the Loan Parties, addressed to the Administrative Agent and each Lender, as to the matters set forth in Exhibit H and such other matters concerning the Loan
                          ---------
     Parties and the Loan Documents as the Required Lenders may reasonably request;

          (xi) a certificate of a Responsible Officer of each Loan Party and Coinstar Ltd., either (A) attaching copies of all consents, licenses and approvals required in connection with the execution, delivery and performance by such Person, and the validity against such Person of the Loan Documents executed by such Person, and such consents, licenses and approvals shall be in full force and effect, or (B) stating that no such consents, licenses or approvals are so required; provided, that neither the
                                                      --------
     Loan Parties nor Coinstar Limited shall be obligated to obtain any consents from the operators of the retail locations where its automated coin counting machines are located pursuant to the terms of a Coinstar Installation Agreement;

          (xii) a certificate signed by a Responsible Officer of the Borrower certifying (A) that the conditions specified in Sections 4.02(a) and (b)
                                                     ----------------     ---
     have been satisfied, (B) that there has been no event or circumstance since December 31, 2001, that has had or could be reasonably expected to have, either individually or in the aggregate, a Material Adverse Effect; and (C) a calculation of the Consolidated Net Worth and Net Cash Balance, as of the last day of the fiscal quarter of the Borrower most recently ended prior to the Document Preclosing Date;

          (xiii) evidence that all insurance required to be maintained pursuant to the Loan Documents has been obtained and is in effect;

          (xiv) such other assurances, certificates, documents, consents or opinions as the Administrative Agent, the L/C Issuer, or the Required Lenders reasonably may require.

     (b) All fees that are described in the Fee Letter shall have been paid and any other fees that are due shall have been paid.

     (c) Unless waived by the Administrative Agent, the Borrower shall have paid all Attorney Costs of the Administrative Agent to the extent invoiced prior to or on the Document Preclosing Date, plus such additional amounts of Attorney Costs as shall constitute its reasonable estimate of Attorney Costs incurred or to be incurred by it through the closing proceedings (provided that such estimate shall not thereafter preclude a final settling of accounts between the Borrower and the Administrative Agent).

     (d) The Borrower shall have caused the Administrative Agent to receive, for the benefit of the Lenders, an Acceptable Security Interest in all of the Borrower's Collateral.

     (e) Coinstar International shall have caused the Administrative Agent to receive, for the benefit of the Lenders, an Acceptable Security Interest in all material amounts of their Collateral except that Coinstar International shall have only granted Administrative Agent an Acceptable Security Interest in 65% of the ownership interests in Coinstar Ltd.

     (f) All representations and warranties of Borrower set forth in this Agreement and the Security Documents are true and correct including the Representations and Warranties set forth in Article V.
                                            ---------

     (g) Administrative Agent shall have received acceptable evidence that the Existing Credit Agreement and the Existing Bonds have been or concurrently with the Closing Date are being terminated or cancelled and all Liens securing obligations under the Existing Credit Agreement or the Existing Bonds have been or concurrently with the Closing Date are being released.

     (h) Administrative Agent shall have received acceptable evidence that all Existing Letters of Credit have been cancelled and the Liens with respect thereto have been terminated.

     (i) Administrative Agent, the L/C Issuer and the Required Lenders shall have received acceptable evidence such other assurances, certificates, documents, consents or opinions as the Administrative Agent, the L/C Issuer, or the Required Lenders reasonably may require.

     (j) As of the Closing Date all of the representations made in connection with the Document Preclosing shall continue to be true (without any exception for the Liens of the Existing Bonds or Existing Credit Agreement) and all of the conditions and covenants made in connection with the Document Preclosing continue to be satisfied.

     (k) The Closing Date shall have occurred on or before May 31, 2002.

     4.02 Conditions to all Credit Extensions. The obligation of each Lender to honor any Request for Credit Extension (other than a Loan Notice requesting only a conversion of Loans to the other Type, or a continuation of Eurodollar Rate Loans) is subject to the following conditions precedent:

     (a) The representations and warranties of the Borrower contained in Article V or any other Loan Document, or which are contained in any document furnished at any time under or in connection herewith or therewith, shall be true and correct on and as of the date of such Credit Extension, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date, and except that for purposes of this Section 4.02, the representations and warranties
                          ------------
contained in subsections (a) and (b) of Section 5.05 shall be deemed to refer to
                                        ------------
the most recent statements furnished pursuant to subsection (a) and (b), respectively, of Section 6.01.
                 ------------

     (b) No Default shall exist, or would result from such proposed Credit Extension.

     (c) The Administrative Agent and, if applicable, the L/C Issuer shall have received a Request for Credit Extension in accordance with the requirements hereof.

     Each Request for Credit Extension (other than a Loan Notice requesting only a conversion of Loans to the other Type or a continuation of Eurodollar Rate Loans) submitted by the Borrower shall be deemed to be a representation and warranty that the conditions specified in Sections 4.02(a) and (b) have been
                                          ----------------     ---
satisfied on and as of the date of the applicable Credit Extension.

                                   ARTICLE 5
                         REPRESENTATIONS AND WARRANTIES

     The Borrower represents and warrants to the Administrative Agent and the Lenders that:

     5.01 Existence, Qualification and Power; Compliance with Laws. Each Loan Party (a) is a corporation, partnership or limited liability company duly organized or formed, validly existing and in good standing under the Laws of the jurisdiction of its incorporation or organization, (b) has all requisite power and authority and all requisite governmental licenses, authorizations, consents and approvals to (i) own its assets and carry on its business and (ii) execute, deliver and perform its obligations under the Loan Documents to which it is a party, (c) is duly qualified and is licensed and in good standing under the Laws of each jurisdiction where its ownership, lease or operation of properties or the conduct of its business requires such qualification or license, and (d) is in compliance with all Laws; except in each case referred to in clause (b)(i),
(c) or (d), to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect.

     5.02 Authorization; No Contravention. The execution, delivery and performance by each Loan Party of each Loan Document to which such Person is party, have been duly authorized by all necessary corporate or other organizational action, and do not and will not (a) contravene the terms of any of such Person's Organization Documents; (b) conflict with or result in any breach or contravention of, or the creation of any Lien under, any Contractual Obligation to which such Person is a party or any order, injunction, writ or decree of any Governmental Authority or arbitral award to which such Person or its property is subject; or (c) violate any Law.

     5.03 Governmental Authorization; Other Consents. No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with the execution, delivery or performance by, or enforcement against, any Loan Party of this Agreement or any other Loan Document.

     5.04 Binding Effect. This Agreement has been, and each other Loan Document, when delivered hereunder, will have been, duly executed and delivered by each Loan Party that is party thereto. This Agreement constitutes, and each other Loan Document when so delivered will constitute, a legal, valid and binding obligation of such Loan Party, enforceable against each Loan Party that is party thereto in accordance with its terms.

     5.05 Financial Statements; No Material Adverse Effect.

     (a) The Audited Financial Statements (i) were prepared in accordance with GAAP consistently applied throughout the period covered thereby, except as otherwise expressly noted therein; (ii) fairly present the financial condition of the Borrower and its Subsidiaries as of the date thereof and their results of operations for the period covered thereby in accordance with GAAP consistently applied throughout the period covered thereby, except as otherwise expressly noted therein; and (iii) show all material indebtedness and other liabilities, direct or contingent, of the Borrower and its Subsidiaries as of the date thereof, including liabilities for taxes, material commitments and Indebtedness. Schedule 5.05 sets forth all material indebtedness
                              -------------
and other liabilities, direct or contingent, of the Borrower and its consolidated Subsidiaries as of the date of such financial statements, including liabilities for taxes, material commitments and Indebtedness.

     (b) The unaudited consolidated financial statements of the Borrower and its Subsidiaries dated and delivered pursuant to this Agreement, and the related consolidated statements of income or operations, shareholders' equity and cash flows for the fiscal quarter ended on that date (i) were prepared in accordance with GAAP consistently applied throughout the period covered thereby, except as otherwise expressly noted therein, and (ii) fairly present the financial condition of the Borrower and its Subsidiaries as of the date thereof and their results of operations for the period covered thereby, subject, in the case of clauses (i) and (ii), to the absence of footnotes and to normal year-end audit adjustments.

     (c) Since the December 31, 2001, there has been no event or circumstance, either individually or in the aggregate, that has had or could reasonably be expected to have a Material Adverse Effect.

     5.06 Litigation. Except as specifically disclosed in Schedule 5.06, there
                                                          -------------
are no actions, suits, proceedings, claims or disputes pending or, to the knowledge of the Borrower after due and diligent investigation, threatened or contemplated, at law, in equity, in arbitration or before any Governmental Authority, by or against the Borrower or any of its Subsidiaries or against any of their properties or revenues that (a) purport to affect or pertain to this Agreement or any other Loan Document, or any of the transactions contemplated hereby, or (b) either individually or in the aggregate could reasonably be expected to have a Material Adverse Effect. As of the Document Preclosing Date,
Schedule 5.06 contains a complete description of all actions, suits,
-------------
proceedings, claims or disputes pending, or to the knowledge of Borrower, threatened or contemplated that either individually or in the aggregate, if adversely determined, could reasonably be expected to have a Material Adverse Effect.

     5.07 No Default. Neither the Borrower nor any Subsidiary is in default under or with respect to any Contractual Obligation that could, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. No Default has occurred and is continuing or would result from the consummation of the transactions contemplated by this Agreement or any other Loan Document.

     5.08 Ownership of Property; Liens. Each of the Borrower and each Subsidiary has good record and marketable title in fee simple to, or valid leasehold interests in, all real property necessary or used in the ordinary conduct of its business, except for such defects in title as could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. The property of the Borrower and its Subsidiaries is subject to no Liens, other than Liens permitted by Section 7.01.
                   ------------

     5.09 Environmental Compliance. The Borrower and its Subsidiaries do not own any material real property and are not in violation of any Environmental Laws except for violations that could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. There are no existing claims alleging potential liability or responsibility for violation of any Environmental Law with respect to their businesses, operations or properties.

     5.10 Insurance. The properties of the Borrower and its Subsidiaries are insured with financially sound and reputable insurance companies not Affiliates of the Borrower, in such amounts, with such deductibles and covering such risks as are customarily carried by companies engaged in similar businesses and owning similar properties in localities where the Borrower or the applicable Subsidiary operates.

     5.11 Taxes. The Borrower and its Subsidiaries have filed all Federal, state and other material tax returns and reports required to be filed, and have paid all Federal, material state and other material taxes, assessments, fees and other governmental charges levied or imposed upon them or their properties, income or assets otherwise due and payable, except those which are being contested in good faith by appropriate proceedings diligently conducted and for which adequate reserves have been provided in accordance with GAAP. There is no proposed tax assessment against the Borrower or any Subsidiary that would, if made, have a Material Adverse Effect.

     5.12 ERISA Compliance.

     (a) Each Plan is in compliance in all material respects with the applicable provisions of ERISA, the Code and other Federal or state Laws, except for such noncompliance that, individually or in the aggregate, could not reasonably be expected to have a Materially Adverse Effect. Each Plan that is intended to qualify under Section 401(a) of the Code has received a favorable determination letter from the IRS, an application for such a letter is currently being processed by the IRS with respect thereto or has adequate remaining period of time under the Code or applicable Treasury regulations or IRS pronouncements in which to apply to the IRS for such letter and, to the best knowledge of the Borrower, nothing has occurred which would prevent, or cause the loss of, such qualification. The Borrower and each ERISA Affiliate have made all required contributions to each Plan subject to Section 412 of the Code, and no application for a funding waiver or an extension of any amortization period pursuant to Section 412 of the Code has been made with respect to any Plan.

     (b) There are no pending or, to the best knowledge of the Borrower, threatened claims, actions or lawsuits, or action by any Governmental Authority, with respect to any Plan that could reasonably be expected to have a Material Adverse Effect. There has been no prohibited transaction or violation of the fiduciary responsibility rules with respect to any Plan that has resulted or could reasonably be expected to result in a Material Adverse Effect.

     (c) (i) No ERISA Event has occurred or is reasonably expected to occur;
(ii) no Pension Plan has any Unfunded Pension Liability in excess of the Threshold Amount; (iii) neither the Borrower nor any ERISA Affiliate has incurred, or reasonably expects to incur, any liability in excess of the Threshold Amount under Title IV of ERISA with respect to any Pension Plan (other than premiums due and not delinquent under Section 4007 of ERISA); (iv) neither the Borrower nor any ERISA Affiliate has incurred, or reasonably expects to incur, any liability in excess of the Threshold Amount (and no event has occurred which, with the giving of notice under Section 4219 of ERISA, would result in such liability) under Sections 4201 or 4243 of ERISA with respect to a Multiemployer Plan; and (v) neither the Borrower nor any ERISA Affiliate has engaged in a transaction that could be subject to Sections 4069 or 4212(c) of ERISA.

     5.13 Subsidiaries and Inactive Subsidiaries. The Borrower has no Subsidiaries or Inactive Subsidiaries other than those specifically disclosed in Part (a) of Schedule 5.13 and has no equity investments in any other corporation
            -------------
or entity other than those specifically disclosed in Part(b) of Schedule 5.13.
                                                                -------------
The Inactive Subsidiary owns no material assets and does not conduct any active business. Neither the Borrower nor any of its Subsidiaries is liable for any material liabilities of the Inactive Subsidiary. If after the Document Preclosing Date Borrower obtains any additional Subsidiaries or makes any additional equity investments then Borrower shall promptly, and in any event within 5 days of obtaining or making same, submit to the Administrative Agent a revised Schedule 5.13; provided, however, the duty to supplement Schedule 5.13
        -------------  --------                                  -------------
shall neither amplify nor restrict the other requirements and limitations set forth in the Loan Documents that are applicable to Borrower's forming or obtaining Subsidiaries or making equity investments.

     5.14 Margin Regulations; Investment Company Act; Public Utility Holding Company Act.

     (a) The Borrower is not engaged and will not engage, principally or as one of its important activities, in the business of purchasing or carrying margin stock (within the meaning of Regulations U and X issued by the FRB), or extending credit for the purpose of purchasing or carrying margin stock. Following the application of the proceeds of each Borrowing or drawing under each Letter of Credit, not more than 25% of the value of the assets (either of the Borrower only or of the Borrower and its Subsidiaries on a consolidated basis) subject to the provisions of Section 7.01 or Section 7.05 or subject to
                                    ------------    ------------
any restriction contained in any agreement or instrument between the Borrower and any Lender or any Affiliate of any Lender relating to Indebtedness and within the scope of Section 8.01(f) will be margin stock.
                    ---------------

     (b) None of the Borrower, any Person Controlling the Borrower, or any Subsidiary (i) is a "holding company," or a "subsidiary company" of a "holding company," or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company," within the meaning of the Public Utility Holding Company Act of 1935, or (ii) is or is required to be registered as an "investment company" under the Investment Company Act of 1940.

     5.15 Disclosure. The Borrower has disclosed to the Administrative Agent and the Lenders all agreements, instruments and corporate or other restrictions to which it or any of its Subsidiaries is subject, and all other matters known to it, that, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect. No report, financial statement, certificate or other information furnished (whether in writing or orally) by or on behalf of any Loan Party to the Administrative Agent or any Lender in connection with the transactions contemplated hereby and the negotiation of this Agreement or delivered hereunder (as modified or supplemented by other information so furnished) contains any material misstatement of fact or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that, with respect to projected financial information, the Borrower represents only that such information was prepared in good faith based upon assumptions believed to be reasonable at the time.

     5.16 Compliance with Laws. Each of the Borrower and each Subsidiary is in compliance with all material Laws and all material orders, writs, injunctions and decrees applicable to it or to its properties.

     5.17 Security Interests. On the Document Preclosing Date, all governmental actions and all other filings, recordings, registrations, third party consents, and other actions which are necessary to grant an Acceptable Security Interest in all material amounts of Borrower's property and to create and perfect the Liens provided for in the Security Documents executed on or before the Document Preclosing Date will have been made, obtained, and taken in all relevant jurisdictions, or satisfactory arrangements will have been made for all governmental actions and all other filings, recordings, registrations, third party consents, and other actions which are necessary to create and perfect the Liens provided for in such Security Documents to be made, obtained, or taken in all relevant jurisdictions. Upon the filing of each Security Document in the appropriate location, such Security Document shall create an Acceptable Security Interest in the Property described therein. No filings or recordings are required in order to perfect the security interests created under any Security Document except for filings or recordings required in connection with any such Security Document which shall have been made upon or prior to (or are the subject of arrangements, satisfactory to the Administrative Agent, for filing on or promptly after the date of) the execution and delivery thereof. The representations and warranties set forth in this Section 5.17 are subject to the
                                                 ------------
following exceptions: (a) no patent or copyright registration has been made with respect to certain proprietary software of the Borrower which has never been patented and for which no copyright registration has been made (provided, however, that Borrower shall immediately register with the U.S. Copyright Office any software from which Borrower now or in the future derives any direct licensing revenue from a third party in excess of $20,000 in any calendar year); and (b) no consents have been obtained from the operators of the retail locations where Borrower's automated coin counting machines are located pursuant to the terms of a Coinstar Installation Agreement.

     5.18 Intellectual Property; Licenses, Etc. The Borrower and its Subsidiaries own, or possess the right to use, all of the trademarks, service marks, trade names, copyrights, patents, patent rights, franchises, licenses and other intellectual property rights (collectively, "IP Rights") that are
                                                   ---------
reasonably necessary for the operation of their respective businesses, without conflict with the rights of any other Person, except for conflicts that, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect. To the best knowledge of the Borrower, no slogan or other advertising device, product, process, method, substance, part or other material now employed, or now contemplated to be employed, by the Borrower or any Subsidiary infringes upon any rights held by any other Person. Except as specifically disclosed in Schedule 5.18, no claim or litigation regarding any of
                          -------------
the foregoing is pending or, to the best knowledge of the Borrower, threatened, which, either individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

     5.19 Automatic Coin Counting Machines. The automated coin counting machines owned by Borrower and its Subsidiaries are located either at Borrower or its Subsidiaries' places of business or in retail or other locations installed pursuant to a valid Coinstar Installation Agreement. Such automated coin counting machines are not subject to any Lien in favor of the owner of the retail location where such machine is operated, nor are they subject to any Lien in favor of the counterparty to the applicable Coinstar Installation Agreement, provided, however,
--------
the coins in such machines may be subject to a Lien or other ownership rights in favor of such counterparty to the extent such Person has issued a payment voucher under the terms of the applicable Coinstar Installation Agreement.

                                   ARTICLE 6
                              AFFIRMATIVE COVENANTS

     So long as any Lender shall have any Commitment hereunder, any Loan or other Obligation shall remain unpaid or unsatisfied, or any Letter of Credit shall remain outstanding, the Borrower shall, and shall (except in the case of the covenants set forth in Sections 6.01, 6.02, 6.03 and 6.11) cause each
                           -------------  ----  ----     ----
Subsidiary to:

     6.01 Financial Statements. Deliver to the Administrative Agent and each Lender, in form and detail satisfactory to the Administrative Agent and the Required Lenders:

     (a) as soon as available, but in any event within 90 days after the end of each fiscal year of the Borrower, a consolidated balance sheet of the Borrower and its Subsidiaries as at the end of such fiscal year, and the related consolidated statements of income or operations, shareholders' equity and cash flows for such fiscal year, setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail, audited and accompanied by a report and opinion of an independent certified public accountant of nationally recognized standing reasonably acceptable to the Required Lenders, which report and opinion shall be prepared in accordance with GAAP and shall not be subject to any "going concern" or like qualification or exception or any qualification or exception as to the scope of such audit; and

     (b) as soon as available, but in any event within 45 days after the end of each of the first three fiscal quarters of each fiscal year of the Borrower, a consolidated balance sheet of the Borrower and its Subsidiaries as at the end of such fiscal quarter, and the related consolidated statements of income or operations, shareholders' equity and cash flows for such fiscal quarter and for the portion of the Borrower's fiscal year then ended, setting forth in each case in comparative form the figures for the corresponding fiscal quarter of the previous fiscal year and the corresponding portion of the previous fiscal year, all in reasonable detail and certified by a Responsible Officer of the Borrower as fairly presenting the financial condition, results of operations, shareholders' equity and cash flows of the Borrower and its Subsidiaries in accordance with GAAP, subject only to normal year-end audit adjustments and the absence of footnotes.

     As to any information contained in materials furnished pursuant to Section
                                                                        -------
6.02(d), the Borrower shall not be separately required to furnish such
-------
information under subsection (a) or (b) above, but the foregoing shall not be in derogation of the obligation of the Borrower to furnish the information and materials described in subsections (a) and (b) above at the times specified therein.

     6.02 Certificates; Other Information. Deliver to the Administrative Agent and each Lender, in form and detail satisfactory to the Administrative Agent and the Required Lenders:

     (a) concurrently with the delivery of the financial statements referred to in Section 6.01(a), a certificate of its independent certified public
   ---------------
accountants certifying such
financial statements and stating that in making the examination necessary therefor no knowledge was obtained of any Default under the financial covenants set forth herein or, if any such Default shall exist, stating the nature and status of such event;

     (b) concurrently with the delivery of the financial statements referred to in Sections 6.01(a) and (b), a duly completed Compliance Certificate signed by a
   ----------------     ---
Responsible Officer of the Borrower;

     (c) promptly after any request by the Administrative Agent or any Lender, copies of any detailed audit reports submitted to the board of directors (or the audit committee of the board of directors) of the Borrower by independent accountants in connection with the accounts or books of the Borrower or any Subsidiary, or any audit of any of them;

     (d) promptly after the same are available, copies of each annual report, proxy or financial statement or other report or communication sent to the stockholders of the Borrower, and copies of all annual, regular, periodic and special reports and registration statements which the Borrower may file or be required to file with the SEC under Section 13 or 15(d) of the Securities Exchange Act of 1934, and not otherwise required to be delivered to the Administrative Agent pursuant hereto;

     (e) promptly after same are available, and in any event not less than 30 days prior to the closing of any proposed Acquisition, (i) financial statements for the Acquired Entity for the three most recently completed fiscal years, including complete income and cash flow reports, prepared by an independent certified public accountant (or in a form reasonably satisfactory to the Administrative Agent) in accordance with GAAP consistently applied; (ii) projected cash flow reports for the Acquired Entity for the succeeding four fiscal quarters, adjusted for known changes (detail provided); (iii) (A) proforma consolidated historical financial statements for the most recently ended four fiscal quarters of the Borrower reflecting the proforma consolidated results and status of the Borrower as if such acquisition had occurred prior to the beginning of such period and (B) a revised Compliance Certificate reflecting such proforma information, in each case prepared in accordance with the requirements of Section 1.03(c) regarding proforma historical financial
                ---------------
information to reflect the consolidated status and results of the Borrower as if such Acquisition had occurred prior to the beginning of the applicable period and (iv) such other information as the Administrative Agent may reasonably request;

     (f) concurrently with the delivery of the Compliance Certificate required in connection with each quarterly financial statement, Borrower shall deliver a list of all patents, trademarks and copyrights that have been applied for or received by any Loan Party in the prior fiscal quarter, and such list shall be
Schedule 3 to the applicable Compliance Certificate. Borrower shall promptly cause the appropriate Loan Parties to execute any financing statement, filing or registration requested by Administrative Agent or Required Lenders in order to perfect a lien or security interest in the patents, trademarks and copyrights described on such Compliance Certificates; and

     (g) promptly, such additional information regarding the business, financial or corporate affairs of the Borrower or any Subsidiary as the Administrative Agent, at the request of any Lender, may from time to time reasonably request.

     Documents required to be delivered pursuant to Section 6.01(a) or (b) or
                                                    ---------------    ---
Section 6.02(d) (to the extent any such financial statements, reports or proxy
---------------
statements are included in materials otherwise filed with the SEC) may be delivered electronically and if so delivered, shall be deemed to have been delivered on the date (i) on which the Borrower posts such documents, or provides a link thereto on the Borrower's website on the Internet at the website address listed on Schedule 10.02; or (ii) on which such documents are posted on
                  --------------
the Borrower's behalf on IntraLinks/IntraAgency or another relevant website, if any, to which each Lender and the Administrative Agent have access (whether a commercial, third-party website or whether sponsored by the Administrative Agent); provided that: (i) the Borrower shall deliver paper copies of such
        --------
documents to the Administrative Agent or any Lender who requests the Borrower to deliver such paper copies until written request to cease delivering paper copies is given by the Administrative Agent or such Lender and (ii) the Borrower shall notify (which may be by facsimile or electronic mail) the Administrative Agent and each Lender of the posting of any such documents and provide to the Administrative Agent by email electronic versions (i.e., soft copies) of such
                                                   ----
documents. Notwithstanding anything contained herein, in every instance the Borrower shall be required to provide paper copies of the Compliance Certificates required by Section 6.02(b) to the Administrative Agent and each of
                         ---------------
the Lenders. Except for such Compliance Certificates, the Administrative Agent shall have no obligation to request the delivery or to maintain copies of the documents referred to above, and in any event shall have no responsibility to monitor compliance by the Borrower with any such request for delivery, and each Lender shall be solely responsible for requesting delivery to it or maintaining its copies of such documents.

     6.03 Notices. Promptly notify the Administrative Agent and each Lender:

     (a) of the occurrence of any Default;

     (b) of any matter or group of matters, that separately or in the aggregate, has resulted or could reasonably be expected to result in a Material Adverse Effect, including (i) breach or non-performance of, or any default under, a Contractual Obligation of the Borrower or any Subsidiary; (ii) any dispute, litigation, investigation, proceeding or suspension between the Borrower or any Subsidiary and any Governmental Authority; or (iii) the commencement of, or any material development in, any litigation or proceeding affecting the Borrower or any Subsidiary, including pursuant to any applicable Environmental Laws;

     (c) of the occurrence of any ERISA Event; and

     (d) of any material change in accounting policies or financial reporting practices by the Borrower or any Subsidiary.

     Each notice pursuant to this Section shall be accompanied by a statement of a Responsible Officer of the Borrower setting forth details of the occurrence referred to therein and stating what action the Borrower has taken and proposes to take with respect thereto. Each notice pursuant to Section 6.03(a) shall
                                                      ---------------
describe with particularity any and all provisions of this Agreement and any other Loan Document that have been breached.

     6.04 Payment of Obligations. Pay and discharge as the same shall become due and payable, all its obligations and liabilities, including (a) all tax liabilities, assessments and governmental charges or levies upon it or its properties or assets, unless the same are being contested in good faith by appropriate proceedings diligently conducted and adequate reserves in accordance with GAAP are being maintained by the Borrower or such Subsidiary; (b) all lawful claims which, if unpaid, would by law become a Lien upon its property; and (c) all Indebtedness, as and when due and payable, but subject to any subordination provisions contained in any instrument or agreement evidencing such Indebtedness.

     6.05 Preservation of Existence, Etc.

     (a) Preserve, renew and maintain in full force and effect its legal existence and good standing under the Laws of the jurisdiction of its organization except in a transaction permitted by Section 7.04 or 7.05;
                                                  ------------    ----

     (b) take all reasonable action to maintain all rights, privileges, permits, licenses and franchises necessary or desirable in the normal conduct of its business, except to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect; and

     (c) preserve or renew all of its registered patents, trademarks, trade names and service marks, the non-preservation of which could reasonably be expected to have a Material Adverse Effect.

     6.06 Maintenance of Properties.

     (a) Maintain, preserve and protect all of its material properties and equipment necessary in the operation of its business in good working order and condition, ordinary wear and tear excepted;

     (b) make all necessary repairs thereto and renewals and replacements thereof except where the failure to do so could not reasonably be expected to have a Material Adverse Effect; and

     (c) use the standard of care typical in the industry in the operation and maintenance of its facilities.

     6.07 Maintenance of Insurance. Maintain with financially sound and reputable insurance companies not Affiliates of the Borrower, insurance with respect to its properties and business against loss or damage of the kinds customarily insured against by Persons engaged in the same or similar business, of such types and in such amounts as are customarily carried under similar circumstances by such other Persons.

     6.08 Compliance with Laws. Comply in all material respects with the requirements of all Laws applicable to it or to its business or property, except in such instances in which (i) such requirement of Law is being contested in good faith by appropriate proceedings diligently conducted or a bona fide dispute exists with respect thereto; or (ii) the failure to comply therewith could not reasonably be expected to have a Material Adverse Effect.

     6.09 Books and Records. Maintain proper books of record and account, in which full, true and correct entries in conformity with GAAP consistently applied shall be made of all financial transactions and matters involving the assets and business of the Borrower or such Subsidiary, as the case may be.

     6.10 Inspection Rights. Permit representatives and independent contractors of the Administrative Agent and each Lender to visit and inspect any of its properties, to examine its corporate, financial and operating records, and make copies thereof or abstracts therefrom, and to discuss its affairs, finances and accounts with its members of senior management. All of the foregoing visits and inspections shall be conducted upon reasonable advance notice to the Borrower at reasonable times during normal business hours and all visits and inspections that are reasonably requested shall be at the expense of the Borrower; provided,
                                                                       --------
however, that when an Event of Default exists the Administrative Agent or any
-------
Lender (or any of their respective representatives or independent contractors) may make any of the above described visits and inspections at any time during normal business hours, without advance notice, and as often as Administrative Agent or such Lender in its sole discretion deems necessary all at the expense of the Borrower. If Administrative Agent or any Lender uses independent contractors to perform the foregoing visits or inspections it shall instruct such independent contractor to keep confidential all information that is identified to such independent contractor as being confidential.

     6.11 Use of Proceeds. Use the proceeds of the Credit Extensions for working capital, capital expenditures, acquisitions, to refinance existing indebtedness including the Borrower's senior subordinated notes, and other general corporate purposes not in contravention of any Law or of any Loan Document.

     6.12 Additional Domestic Subsidiaries. Notify the Administrative Agent not less than 30 days prior to the date any Person is to become a Domestic Subsidiary (including any Acquired Entity that will be a Domestic Subsidiary), and promptly thereafter (and in any event within 45 days of such notice), cause such Person to (a) become a Guarantor by executing and delivering to the Administrative Agent a Guaranty in the form attached as Exhibit E or a counterpart of the Guaranty or such other document as the Administrative Agent shall deem appropriate for such purpose, (b) deliver Security Documents granting a Lien to the Administrative Agent for the benefit of the Lenders in such Person's Property to secure the Obligations together with any other documents, agreements, instruments, or actions necessary to create an Acceptable Security Interest in such collateral, (c) deliver a Pledge Agreement duly executed by the Borrower (or such Subsidiary as may own such Person), pledging 100% of the equity interests held by the Borrower (or such Subsidiary) in such Person, together with stock certificates, stock powers executed in blank, UCC-1 financing statements, and any other documents, agreements, on instruments necessary to create an Acceptable Security Interest in such equity interests;
(d) deliver copies of the organizational documents of such Person certified to be true and correct by an officer of such Person; and (e) deliver favorable opinions of counsel to such Person (which shall cover, among other things, the legality, validity, binding effect and enforceability of the documentation referred to in clauses (a), (b), (c) and (d)) for the benefit of the Administrative Agent the Lenders and the L/C Issuer, all in form, content and scope reasonably satisfactory to the Administrative Agent. Administrative Agent shall promptly deliver copies of all such documents to each Lender.

     6.13 Additional Foreign Subsidiaries. Notify the Administrative Agent not less than 30 days prior to the date any Person is to become a Foreign Subsidiary (including any Acquired Entity that will be a Foreign Subsidiary), and promptly thereafter (and in any event within 45 days of such notice), deliver (a) a Pledge Agreement duly executed by the Borrower (or such Subsidiary as may own such Person), pledging 65% of the equity interests held by the Borrower (or such Subsidiary) in such Person, together with stock certificates, stock powers executed in blank, UCC-1 financing statements, and any other documents, agreements, on instruments necessary to create an Acceptable Security Interest in such equity interests; (b) deliver copies of the organizational documents of the Acquired Entity certified to be true and correct by an officer of such Acquired Entity; and (c) deliver a favorable opinion of counsel (which shall cover, among other things, the legality, validity, binding effect and enforceability of the documentation referred to in clause (a) and (b)) for the benefit of the Administrative Agent the Lenders and the L/C Issuer, all in form, content and scope reasonably satisfactory to the Administrative Agent. Administrative Agent shall promptly deliver copies of all such documents to each Lender.

     6.14 Rate Hedging Agreement. The Borrower shall, within 90 days of the Closing Date, enter into Rate Hedging Agreements in an aggregate notional amount not less than twenty five percent (25%) of the scheduled outstanding principal amount of the Term Loans, and shall deliver copies of such Rate Hedging Agreements to Administrative Agent. Such Rate Hedging Agreements shall be for a term of not less than 2 years and shall be in form and substance satisfactory to the Administrative Agent. Administrative Agent shall promptly deliver copies of all such documents to each Lender.

     6.15 Compliance with ERISA. Do, and cause each of its ERISA Affiliates to do, each of the following if the failure to do so, individually or in the aggregate, could reasonably be expected to have a Materially Adverse Effect: (a) maintain each Plan in compliance in all material respects with the applicable provisions of ERISA, the Code and other Federal or state law; (b) cause each Plan which is qualified under Section 401(a) of the Code to maintain such qualification; and (c) make all required contributions to any Plan subject to
Section 412 of the Code.

                                   ARTICLE 7
                               NEGATIVE COVENANTS

     So long as any Lender shall have any Commitment hereunder, any Loan or other Obligation shall remain unpaid or unsatisfied, or any Letter of Credit shall remain outstanding, the Borrower shall not, nor shall it permit any Subsidiary to, directly or indirectly:

     7.01 Liens. Create, incur, assume or suffer to exist any Lien upon any of its property, assets or revenues, whether now owned or hereafter acquired, other than the following:

     (a) Liens pursuant to any Loan Document;

     (b) Liens existing on the date hereof and listed on Schedule 7.01 and any
                                                         -------------
renewals or extensions thereof, provided that the property covered thereby is
                                --------
not increased and any renewal or extension of the obligations secured or benefited thereby is permitted by Section 7.03(b);
                                  ---------------

     (c) Liens for taxes not yet due or which are being contested in good faith and by appropriate proceedings diligently conducted, if adequate reserves with respect thereto are maintained on the books of the applicable Person in accordance with GAAP;

     (d) carriers', warehousemen's, mechanics', materialmen's, repairmen's or other like Liens arising in the ordinary course of business which are not overdue for a period of more than 30 days or which are being contested in good faith and by appropriate proceedings diligently conducted, if adequate reserves with respect thereto are maintained on the books of the applicable Person;

     (e) pledges or deposits in the ordinary course of business in connection with workers' compensation, unemployment insurance and other social security legislation, other than any Lien imposed by ERISA;

     (f) deposits to secure the performance of bids, trade contracts and leases (other than Indebtedness), statutory obligations, surety bonds (other than bonds related to judgments or litigation), performance bonds and other obligations of a like nature incurred in the ordinary course of business;

     (g) easements, rights-of-way, restrictions and other similar encumbrances affecting real property which, in the aggregate, are not substantial in amount, and which do not in any case materially detract from the value of the property subject thereto or materially interfere with the ordinary conduct of the business of the applicable Person;

     (h) Liens securing judgments for the payment of money not constituting an Event of Default under Section 8.01(i) or securing appeal or other surety bonds
                       ---------------
related to such judgments;

     (i) Liens securing Indebtedness permitted under Section 7.03(e); provided
                                                     ---------------  --------
that (i) such Liens do not at any time encumber any property other than the property financed by such Indebtedness and the property constituting the proceeds from the sale or other complete disposition of the financed property and (ii) the Indebtedness secured thereby does not exceed the cost or fair market value, whichever is lower, of the property being acquired on the date of acquisition;

     (j) Liens arising in the ordinary course of business that are not incurred in connection with the borrowing of money or the obtaining of advances or credit; provided, such Liens consist of (i) liens of sellers of good arising
        --------
under Article 2 of the UCC or (ii) Liens of banks constituting rights of set off;

     (k) Liens of an Acquired Entity existing on the date of the acquisition and having been disclosed to Administrative Agent on a supplemental Schedule 7.01
                                                                -------------
submitted prior to such acquisition and any renewals or extensions of such Liens; provided that (i) such Liens do not at any time encumber any property
       --------
other than the property covered by such Liens on the date of the acquisition and the property constituting the proceeds from the sale or other complete disposition of such property and (ii) the Indebtedness secured thereby does not exceed the cost or fair market value, whichever is lower, of such property on the date of the Acquisition; and

     (l) Liens securing the Indebtedness owed by one Loan Party to another Loan Party provided such Liens are expressly subordinated to all Obligations of the
      --------
Loan Parties under the Loan Documents.

     7.02 Investments. Make any Investments, except:

     (a) Investments held by the Borrower or such Subsidiary in the form of Liquid Investments;

     (b) advances to officers, directors and employees of the Borrower and Subsidiaries in an aggregate amount not to exceed $500,000 at any time outstanding, for travel, entertainment, relocation and analogous ordinary business purposes;

     (c) Investments of the Borrower in the form of cash and in kind investments in Coinstar Ltd., in an amount not to exceed $9,000,000 in any fiscal year (beginning with 2002) and not to exceed an aggregate amount of $17,000,000 for the period beginning on December 31, 2001 through the end of the term of this Agreement; provided, for purposes of this Section 7.02(c) reasonable interest on
           --------                       ---------------
loans made by Borrower to Subsidiaries shall be excluded from the calculations of Investments of the Borrower;

     (d) Investments of the Borrower in any wholly-owned Domestic Subsidiary and Investments of any wholly-owned Domestic Subsidiary in the Borrower or in another wholly-owned Domestic Subsidiary;

     (e) Investments consisting of extensions of credit in the nature of accounts receivable or notes receivable arising from the grant of trade credit in the ordinary course of business, and Investments received in satisfaction or partial satisfaction thereof from financially troubled account debtors to the extent reasonably necessary in order to prevent or limit loss;

     (f) Guarantees permitted by Section 7.03; and
                                 ------------

     (g) Borrower may make one or more Acquisitions; provided that (i)
                                                     --------
Administrative Agent is given not less than 30 days advance notice of the proposed Acquisition together with the acquisition information described in
Section 6.02(e), (ii) the aggregate non-equity consideration paid by Borrower in
---------------
connection with all Acquisitions during the term of this Agreement shall not exceed $15,000,000, (iii) no Default or Event of Default exists and the Acquisition would not reasonably be expected to cause a Default or Event of Default (including any Default under Section 7.12 or the other financial
                                     ------------
covenant provisions of this Agreement), (iv) the transaction is not hostile, as reasonably determined by the Administrative Agent, (v) the Acquired Entity has positive cash flow for the 12 month period immediately preceding the date of the Acquisition, (vi) the Acquired Entity is engaged in a line of business which may be leveraged by Borrower's technology, distribution network, or partner relationships, and (vii) all of the applicable requirements of Sections 6.12 or
                                                               ----------------
6.13 are complied with. Administrative Agent shall promptly deliver to each
----
Lender copies of all information it receives pursuant to Section 7.02(g)(i).
                                                         ------------------

     7.03 Indebtedness. Create, incur, assume or suffer to exist any Indebtedness, except:

     (a) Indebtedness under the Loan Documents;

     (b) Indebtedness outstanding on the date hereof and listed on Schedule 7.03
                                                                   -------------
and any refinancings, refundings, renewals or extensions thereof; provided that
                                                                  --------
the amount of such Indebtedness is not increased at the time of such refinancing, refunding, renewal or extension except by an amount equal to a reasonable premium or other reasonable amount paid, and fees and expenses reasonably incurred, in connection with such refinancing and by an amount equal to any existing commitments unutilized thereunder;

     (c) Guarantees of the Borrower or any wholly-owned Domestic Subsidiary in respect of Indebtedness otherwise permitted hereunder of the Borrower or any wholly-owned Domestic Subsidiary;

     (d) obligations (contingent or otherwise) of the Borrower or any Subsidiary existing or arising under any Swap Contract, provided that (i) such obligations
                                             --------
are (or were) entered into by such Person in the ordinary course of business for the purpose of directly mitigating risks associated with liabilities, commitments, investments, assets, or property held or reasonably anticipated by such Person, or changes in the value of securities issued by such Person, and not for purposes of speculation or taking a "market view;" and (ii) such Swap Contract does not contain any provision exonerating the non-defaulting party from its obligation to make payments on outstanding transactions to the defaulting party;

     (e) Indebtedness in respect of capital leases, Synthetic Lease Obligations and purchase money obligations for fixed or capital assets within the limitations set forth in Section 7.01(i); provided, however, that the aggregate
                         ---------------  --------  -------
amount of all such Indebtedness that may be incurred in any fiscal year of the Borrower shall not exceed the excess of (i) the amount set forth for such fiscal year (or part thereof) in the table in Section 7.09 over (ii) cash expenditures
                                       ------------
permitted by Section 7.09 made during such fiscal year for the purpose of
             ------------
acquiring fixed or capital assets; and provided, further, that the aggregate
                                       --------  -------
amount of all such Indebtedness at any one time outstanding shall not exceed $3,000,000; and

     (f) unsecured Indebtedness in an aggregate principal amount not to exceed $1,000,000 at any time outstanding.

     7.04 Fundamental Changes. Merge, dissolve, liquidate, consolidate with or into, or convey, transfer, lease or otherwise dispose of (whether in one transaction or in a series of transactions) all or substantially all of its assets (whether now owned or hereafter acquired) to or in favor of any Person, except that, so long as no Default exists or would result therefrom:

     (a) any Subsidiary may merge with (i) the Borrower, provided that the
                                                         --------
Borrower shall be the continuing or surviving Person, or (ii) any one or more Subsidiaries, provided that when any Domestic Subsidiary is merging with another
              --------
Subsidiary, a Domestic Subsidiary shall be the continuing or surviving Person;

     (b) any Subsidiary may sell all or substantially all of its assets (upon voluntary liquidation or otherwise) to the Borrower or to another Subsidiary; provided that if the seller in such a transaction is a wholly-owned Subsidiary,
--------
then the purchaser must also be a wholly-owned Subsidiary and if the seller is a Domestic Subsidiary, the purchaser must also be a Domestic Subsidiary; and

     (c) The Inactive Subsidiary may dissolve its legal existence, provided that
                                                                   --------
the Inactive Subsidiary has no material existing or anticipated liabilities (other than to the Loan Parties) and that at or prior to its dissolution all of its rights and assets are conveyed to Borrower.

     7.05 Dispositions. Make any Disposition or enter into any agreement to make any Disposition, except:

     (a) Dispositions of obsolete or worn out property, whether now owned or hereafter acquired, in the ordinary course of business;

     (b) Dispositions of inventory in the ordinary course of business;

     (c) Dispositions of equipment or real property to the extent that (i) such property is exchanged for credit against the purchase price of similar replacement property or (ii) the proceeds of such Disposition are reasonably promptly applied to the purchase price of such replacement property;

     (d) Dispositions of property by any Subsidiary to the Borrower or to a wholly-owned Subsidiary; provided that if the transferor of such property is a
                         --------
Guarantor, the transferee thereof shall also be a Guarantor and if the transferor is a Domestic Subsidiary, the transferee must also be a Domestic Subsidiary;

     (e) Dispositions permitted by Section 7.04; and
                                   ------------

     (f) Dispositions of property to the extent that within 7 days of such Disposition all proceeds from the Disposition is used to make principal prepayments on the Term Loan that are in addition to the required Term Loan prepayments and repayments.

provided, however, that any Disposition pursuant to clauses (a) through (f)
--------  -------
shall be for fair market value.

     7.06 Restricted Payments. Declare or make, directly or indirectly, any Restricted Payment, or incur any obligation (contingent or otherwise) to do so, except that:

     (a) each Subsidiary may make Restricted Payments to the Borrower and to wholly-owned Subsidiaries (and, in the case of a Restricted Payment by a non-wholly-owned Subsidiary, to the Borrower and any Subsidiary and to each other owner of capital stock or other equity interests of such Subsidiary on a pro rata basis based on their relative ownership interests);

     (b) the Borrower and each Subsidiary may declare and make dividend payments or other distributions payable solely in the common stock or other common equity interests of such Person;

     (c) the Borrower and each Subsidiary may purchase, redeem or otherwise acquire shares of its common stock or other common equity interests or warrants or options to acquire any such shares with the proceeds received from the substantially concurrent issue of new shares of its common stock or other common equity interests; and

     (d) the Borrower may spend up to $7,500,000 during the term of this Agreement to purchase, redeem or otherwise acquire shares of its capital stock or warrants, rights or options to acquire any such shares for cash; provided
                                                                    --------
that no Default existed before or would exist immediately after giving effect to such proposed action. In addition to the foregoing $7,500,000, the Borrower may spend up to an additional $7,500,000 during the term of this Agreement to purchase, redeem or otherwise acquire shares of its capital stock or warrants, rights or options to acquire any such shares for cash; provided that (i)
                                                       --------
Borrower simultaneously with such action pays a like amount as an additional prepayment on the Term Loans which payment shall be made to the Administrative Agent for the benefit of the Lenders and (ii) no Default existed before or would exist immediately after giving effect to such proposed actions.

     7.07 Change in Nature of Business. Engage in any material line of business substantially different from those lines of business conducted by the Borrower and its Subsidiaries on the date hereof or any business which may be leveraged by Borrower's technology, distribution network, or partner relationships.

     7.08 Transactions with Affiliates. Enter into any transaction of any kind with any Affiliate of the Borrower, whether or not in the ordinary course of business, other than on fair and reasonable terms substantially as favorable to the Borrower or any Subsidiary as would be obtainable by the Borrower or such Subsidiary at the time in a comparable arm's length transaction with a Person other than an Affiliate; provided, the foregoing restriction shall not restrict
                         --------
a Loan Party from entering into a non-arms length transaction with another Loan Party so long as such transaction is entered into on terms that are commercially reasonable taking into account the relationship between such Loan Parties.

     7.09 Capital Expenditures. Make or become legally obligated to make any expenditure in respect of the purchase or other acquisition of any fixed or capital asset (excluding normal replacements and maintenance which are properly charged to current operations), except for capital expenditures in the ordinary course of business not exceeding, in the aggregate for the Borrower and it Subsidiaries during each fiscal year set forth below, the amount set forth opposite such fiscal year:

Fiscal Year      Amount
-------------------------
    2002      $30,000,000
    2003      $35,000,000
    2004      $35,000,000
    2005      $35,000,000

     7.10 Burdensome Agreements. Enter into any Contractual Obligation (other than this Agreement or any other Loan Document) that (a) limits the ability (i) of any Subsidiary to make Restricted Payments to the Borrower or any Guarantor or to otherwise transfer property to the Borrower or any Guarantor, (ii) of any Subsidiary to Guarantee the Indebtedness of the Borrower or (iii) of the Borrower or any Subsidiary to create, incur, assume or suffer to exist Liens on property of such Person; provided, however, that this clause (iii) shall not
                         --------  -------
prohibit any negative pledge incurred or provided in favor of any holder of Indebtedness permitted under Section 7.03(e) solely to the extent any such
                             ---------------
negative pledge relates to the property financed by or the subject of such Indebtedness; or (b) requires the grant of a Lien to secure an obligation of such Person if a Lien is granted to secure another obligation of such Person.

     7.11 Use of Proceeds. Use the proceeds of any Credit Extension, whether directly or indirectly, and whether immediately, incidentally or ultimately, to purchase or carry margin stock (within the meaning of Regulation U of the FRB) or to extend credit to others for the purpose of purchasing or carrying margin stock or to refund indebtedness originally incurred for such purpose.

     7.12 Financial Covenants.

     (a) Consolidated Net Worth. Permit Consolidated Net Worth (excluding any
         ----------------------
adjustments that are made as a result of FASB 142 or any successor FASB provisions) at any time to be less than the sum of (a) $29,700,000, (b) an amount equal to 75% of the Consolidated Net Income earned in each full fiscal quarter ending after December 31, 2001 (with no deduction for a net loss in any such fiscal quarter) and (c) an amount equal to 100% of the aggregate increases in Shareholders' Equity of the Borrower and its Subsidiaries after the date hereof by reason of the issuance and sale of capital stock or other equity interests of the Borrower or any Subsidiary (other than issuances to the Borrower or a wholly-owned Subsidiary), including upon any conversion of debt securities of the Borrower into such capital stock or other equity interests.

     (b) Fixed Charge Coverage Ratio. Permit the Fixed Charge Coverage Ratio on
         ---------------------------
or after June 30, 2002, during any period of four fiscal quarters of the Borrower to be less than the ratio set forth below opposite such period:

                                                         Minimum Fixed
                                                        Charge Coverage
          Four Fiscal Quarters Ending                        Ratio
-----------------------------------------------------------------------
June 30, 2002 through September 30, 2002                     1.15
December 31, 2002, and each fiscal quarter thereafter        1.25

     (c) Consolidated Leverage Ratio. Permit the Consolidated Leverage Ratio on
         ---------------------------
or after June 30, 2002, during any period of four fiscal quarters of the Borrower to be greater than 2.0.

     (d) Consolidated EBITDA. Permit the Consolidated EBITDA for the fiscal
         -------------------
quarters ending on the dates set forth in the table below to be less than the minimum EBITDA set forth opposite such quarter:

---------------------------------------------------------
Four Fiscal Quarters Ending   Minimum Consolidated EBITDA
---------------------------------------------------------
June 30, 2002                         $ 7,300,000
---------------------------------------------------------
September 30, 2002                    $10,500,000
---------------------------------------------------------
December 31, 2002                     $10,500,000
---------------------------------------------------------
March 31, 2003                        $ 8,400,000
---------------------------------------------------------

     (e) Net Cash Balance. Permit the Net Cash Balance at any time to be less
         ----------------
than $25,000,000. "Net Cash Balance" means the Borrower's Liquid Investments
                   ----------------
less the sum of (i) the aggregate amounts owing pursuant to all Coinstar Installation Agreements and the documents related thereto and (ii) the aggregate amount of cash subject to any other agreement pursuant to which the Borrower's cash is restricted, encumbered, or otherwise reserved for payment; provided, that encumbrances for purposes of this Section 7.12(e) shall not include bank
                                       ---------------
set off rights arising in the ordinary course of business that are not incurred in connection with the borrowing of money or the obtaining of advances or credit.

     7.13 ERISA. At any time engage in a transaction which could be subject to
Section 4069 or 4212(c) of ERISA, or permit any Plan to (a) engage in any non-exempt "prohibited transaction" (as defined in Section 4975 of the Code);
(b) fail to comply with ERISA or any other applicable Laws; or (c) incur any material "accumulated funding deficiency" (as defined in Section 302 of ERISA), which, with respect to each event listed above, could be reasonably expected to have a Material Adverse Effect.

     7.14 Inactive Subsidiary Transactions. Enter into any loan, Investment or other transaction of any kind with the Inactive Subsidiary. At any time permit the Inactive Subsidiary to carry on any business, incur any additional Indebtedness or have any material assets.

                                   ARTICLE 8
                         EVENTS OF DEFAULT AND REMEDIES

     8.01 Events of Default. Any of the following shall constitute an Event of
Default:

     (a) Non-Payment. The Borrower or any other Loan Party fails to pay (i) when
         -----------
and as required to be paid herein, any amount of principal of any Loan or any L/C Obligation (except that non-payment of an L/C Obligation on an Honor Date shall not be an Event of Default under this Section 8.01(a) if the Unreimbursed
                                            ---------------
Amount of such L/C Obligation is fully refinanced pursuant to the automatic Base Rate Loan described in Section 2.03(c)(i) and (ii)), or (ii) within 5 days after
                       ---------------------------
the same becomes due, any interest on any Loan or on any L/C Obligation, or any commitment or other fee due hereunder, or (iii) within 5 days after the same becomes due, any other amount payable hereunder or under any other Loan Document; or

     (b) Specific Covenants. The Borrower fails to perform or observe any term,
         ------------------
covenant or agreement contained in any of Section 6.03, 6.05, 6.10, 6.12, 6.13,
                                          ------------  ----  ----  ----  ----
6.14, or 6.15 or Article VII; or
----     ----    -----------

     (c) The Borrower fails to perform or observe any term, covenant or agreement contained in Section 6.01 or 6.02 and such failure continues for 5
                       ------------    ----
days; or

     (d) Other Defaults. Any Loan Party fails to perform or observe any other
         --------------
covenant or agreement (not specified in subsection (a), (b) or (c) above) contained in this Agreement and such failure continues for 30 days or in any Loan Document on its part to be performed or observed and such failure continues beyond the applicable grace period, if any, set forth in such Loan Document; or

     (e) Representations and Warranties. Any representation, warranty,
         ------------------------------
certification or statement of fact made or deemed made by or on behalf of the Borrower or any other Loan Party herein, in any other Loan Document, or in any document delivered in connection herewith or therewith shall be incorrect or misleading when made or deemed made; or

     (f) Cross-Default. (i) The Borrower or any Subsidiary (A) fails to make any
         -------------
payment when due (whether by scheduled maturity, required prepayment, acceleration, demand, or otherwise) in respect of any Indebtedness or Guarantee (other than Indebtedness hereunder and Indebtedness under Swap Contracts) having an aggregate principal amount (including amounts owing to all creditors under any combined or syndicated credit arrangement) of more than the Threshold Amount, or (B) fails to observe or perform any other agreement or condition relating to any such Indebtedness or Guarantee or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event occurs, the effect of which default or other event is to cause, or to permit the holder or holders of such Indebtedness or the beneficiary or beneficiaries of such Guarantee (or a trustee or agent on behalf of such holder or holders or beneficiary or beneficiaries) to cause, with the giving of notice if required and expiration of any applicable cure period, such Indebtedness to be demanded or to become due or to be repurchased, prepaid, defeased or redeemed (automatically or otherwise), or an offer to repurchase, prepay, defease or redeem such Indebtedness to be made, prior to its stated maturity, or such Guarantee to become payable or cash collateral in respect thereof to be demanded; or (ii) there occurs under any Swap Contract an Early Termination Date (as defined in such Swap Contract) resulting from (A) any event of default under such Swap Contract as to which the Borrower or any Subsidiary is the Defaulting Party (as defined in such Swap Contract) or (B) any Termination Event (as so defined) under such Swap Contract as to which the Borrower or any Subsidiary is an Affected Party (as so defined) and, in either event, the Swap Termination Value owed by the Borrower or such Subsidiary as a result thereof is greater than the Threshold Amount; or

     (g) Insolvency Proceedings, Etc. Any Loan Party or any Loan Party's
         ---------------------------
Subsidiary institutes or consents to the institution of any proceeding under any Debtor Relief Law, or makes an assignment for the benefit of creditors; or applies for or consents to the appointment of any receiver, trustee, custodian, conservator, liquidator, rehabilitator or similar officer for it or for all or any material part of its property; or any receiver, trustee, custodian, conservator, liquidator, rehabilitator or similar officer is appointed without the application or consent of such Person and the appointment continues undischarged or unstayed for 60 calendar days; or any proceeding under any Debtor Relief Law relating to any such Person or to all or any material part of its property is instituted without the consent of such Person and continues undismissed or unstayed for 60 calendar days, or an order for relief is entered in any such proceeding; or

     (h) Inability to Pay Debts; Attachment. (i) The Borrower or any Subsidiary
         ----------------------------------
becomes unable or admits in writing its inability or fails generally to pay its debts as they become due, or (ii) any writ or warrant of attachment or execution or similar process is issued or levied against all or any material part of the property of any such Person and is not released, vacated or fully bonded within 30 days after its issue or levy; or

     (i) Judgments. There is entered against the Borrower or any Subsidiary (i)
         ---------
a final judgment or order for the payment of money in an aggregate amount exceeding the Threshold

Amount (to the extent not covered by independent third-party insurance as to which the insurer does not dispute coverage), or (ii) any one or more non-monetary final judgments that have, or could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect and, in either case,
(A) enforcement proceedings are commenced by any creditor upon such judgment or order, or (B) there is a period of 30 consecutive days during which a stay of enforcement of such judgment, by reason of a pending appeal or otherwise, is not in effect; or

     (j) ERISA. (i) An ERISA Event occurs with respect to a Pension Plan or
         -----
Multiemployer Plan which has resulted or could reasonably be expected to result in liability of the Borrower under Title IV of ERISA to the Pension Plan, Multiemployer Plan or the PBGC in an aggregate amount in excess of the Threshold Amount, or (ii) the Borrower or any ERISA Affiliate fails to pay when due, after the expiration of any applicable grace period, any installment payment with respect to its withdrawal liability under Section 4201 of ERISA under a Multiemployer Plan in an aggregate amount in excess of the Threshold Amount; or

     (k) Invalidity of Loan Documents and Rate Hedging Agreements. Any Loan
         --------------------------------------------------------
Document or Rate Hedging Agreement, at any time after its execution and delivery and for any reason other than as expressly permitted hereunder or satisfaction in full of all the Obligations, ceases to be in full force and effect; or any Loan Party or any other Person contests in any manner the validity or enforceability of any Loan Document or Rate Hedging Agreement; or any Loan Party denies that it has any or further liability or obligation under any Loan Document or Rate Hedging Agreement, or purports to revoke, terminate or rescind any Loan Document or Rate Hedging Agreement; provided that any Event of Default
                                             --------
with respect to a Rate Hedging Agreement shall only be considered an Event of Default under this Section 8.01(k) if the Rate Hedging Agreement in question is one that is required for Borrower to comply with its obligations under Section
                                                                       -------
6.14; or
----

     (l) Security Documents. (i) The Administrative Agent and the Lenders shall
         ------------------
fail to have an Acceptable Security Interest in any material amount of the Collateral or (ii) any material provision of any Security Document shall for any reason cease to be valid and binding on the Borrower or other Loan Parties executing such Security Document, or any such Person shall so state in writing; provided, that it shall not be an Event of Default under this Section 8.01(l)(i)
--------                                                      ------------------
if the Administrative Agent and the Lenders fail to have an Acceptable Security Interest because of either of the following: (a) no patent or copyright registration has been made with respect to certain proprietary software of the Borrower which has never been patented and for which no copyright registration has been made (provided, however, that Borrower shall immediately register with the U.S. Copyright Office any software from which Borrower now or in the future derives any direct licensing revenue from a third party in excess of $20,000 in any calendar year); and (b) no consents have been obtained from the operators of the retail locations where Borrower's automated coin counting machines are located pursuant to the terms of a Coinstar Installation Agreement; or

     (m) Change of Control. There occurs any Change of Control.
         -----------------

     8.02 Remedies Upon Event of Default. If any Event of Default occurs and is continuing, the Administrative Agent shall, at the request of, or may, with the consent of, the Required Lenders, take any or all of the following actions:

     (a) declare the commitment of each Lender to make Loans and any obligation of the L/C Issuer to make L/C Credit Extensions to be terminated, whereupon such commitments and obligation shall be terminated;

     (b) declare the unpaid principal amount of all outstanding Loans, all interest accrued and unpaid thereon, and all other amounts owing or payable hereunder or under any other Loan Document to be immediately due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by the Borrower;

     (c) require that the Borrower Cash Collateralize the L/C Obligations (in an amount equal to the then Outstanding Amount thereof); and

     (d) exercise on behalf of itself and the Lenders all rights and remedies available to it and the Lenders under the Loan Documents or applicable law;

provided, however, that upon the occurrence of an actual or deemed entry of an
--------  -------
order for relief with respect to the Borrower under the Bankruptcy Code of the United States, the obligation of each Lender to make Loans and any obligation of the L/C Issuer to make L/C Credit Extensions shall automatically terminate, the unpaid principal amount of all outstanding Loans and all interest and other amounts as aforesaid shall automatically become due and payable, and the obligation of the Borrower to Cash Collateralize the L/C Obligations as aforesaid shall automatically become effective, in each case without further act of the Administrative Agent or any Lender.

                                   ARTICLE 9
                              ADMINISTRATIVE AGENT

     9.01 Appointment and Authorization of Administrative Agent.

     (a) Each Lender hereby irrevocably appoints, designates and authorizes the Administrative Agent to take such action on its behalf under the provisions of this Agreement and each other Loan Document and to exercise such powers and perform such duties as are expressly delegated to it by the terms of this Agreement or any other Loan Document, together with such powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary contained elsewhere herein or in any other Loan Document, the Administrative Agent shall not have any duties or responsibilities, except those expressly set forth herein, nor shall the Administrative Agent have or be deemed to have any fiduciary relationship with any Lender or participant, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Loan Document or otherwise exist against the Administrative Agent. Without limiting the generality of the foregoing sentence, the use of the term "agent" herein and in the other Loan Documents with reference to the Administrative Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable Law. Instead, such term is used merely as a matter of market custom, and is intended to create or reflect only an administrative relationship between independent contracting parties, provided nothing in this Section shall cause the Administrative Agent not to be an "agent" for purposes of perfecting a security interests of each Lender and the L/C Issuer.

     (b) The L/C Issuer shall act on behalf of the Lenders with respect to any Letters of Credit issued by it and the documents associated therewith, and the L/C Issuer shall have all of the benefits and immunities (i) provided to the Administrative Agent in this Article IX with respect to any acts taken or
                             ----------
omissions suffered by the L/C Issuer in connection with Letters of Credit issued by it or proposed to be issued by it and the application and agreements for letters of credit pertaining to such Letters of Credit as fully as if the term "Administrative Agent" as used in this Article IX included the L/C Issuer with
                                       ----------
respect to such acts or omissions, and (ii) as additionally provided herein with respect to the L/C Issuer.

     9.02 Delegation of Duties. The Administrative Agent may execute any of its duties under this Agreement or any other Loan Document by or through agents, employees or attorneys-in-fact and shall be entitled to advice of counsel and other consultants or experts concerning all matters pertaining to such duties. The Administrative Agent shall not be responsible for the negligence or misconduct of any agent or attorney-in-fact that it selects in the absence of gross negligence or willful misconduct.

     9.03 Liability of Administrative Agent. No Agent-Related Person shall (a) be liable for any action taken or omitted to be taken by any of them under or in connection with this Agreement or any other Loan Document or the transactions contemplated hereby (except for its own gross negligence or willful misconduct in connection with its duties expressly set forth herein), or (b) be responsible in any manner to any Lender or participant for any recital, statement, representation or warranty made by any Loan Party or any officer thereof, contained herein or in any other Loan Document, or in any certificate, report, statement or other document referred to or provided for in, or received by the Administrative Agent under or in connection with, this Agreement or any other Loan Document, or the validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Loan Document, or for any failure of any Loan Party or any other party to any Loan Document to perform its obligations hereunder or thereunder. No Agent-Related Person shall be under any obligation to any Lender or participant to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any other Loan Document, or to inspect the properties, books or records of any Loan Party or any Affiliate thereof.

     9.04 Reliance by Administrative Agent.

     (a) Absent gross negligence or willful misconduct of the Administrative Agent in its reliance, the Administrative Agent shall be entitled to rely, and shall be fully protected in relying, upon any writing, communication, signature, resolution, representation, notice, consent, certificate, affidavit, letter, telegram, facsimile, telex or telephone message, electronic mail message, statement or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons, and upon advice and statements of legal counsel (including counsel to any Loan Party), independent accountants and other experts selected by the Administrative Agent. The Administrative Agent shall be fully justified in failing or refusing to take any action under any Loan Document unless it shall first receive such advice or concurrence of the Required Lenders (or, if required hereunder, all directly-affected Lenders) as it deems appropriate and, if it so requests, it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Administrative

Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement or any other Loan Document in accordance with a request or consent of the Required Lenders or all the Lenders, if required hereunder, and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Lenders and participants.

     (b) For purposes of determining compliance with the conditions specified in
Section 4.01, each Lender that has signed this Agreement shall be deemed to have
------------
consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received notice from such Lender specifying its objection thereto prior to the proposed Document Preclosing Date or Closing Date as applicable.

     9.05 Notice of Default. The Administrative Agent shall not be deemed to have knowledge or notice of the occurrence of any Default, except with respect to defaults in the payment of principal, interest and fees required to be paid to the Administrative Agent for the account of the Lenders, unless the Administrative Agent shall have received written notice from a Lender or the Borrower referring to this Agreement, describing such Default and stating that such notice is a "notice of default." The Administrative Agent will notify the Lenders of its receipt of any such notice. The Administrative Agent shall take such action with respect to such Default as may be directed by the Required Lenders in accordance with Article VIII; provided, however, that unless and
                           ------------  --------  -------
until the Administrative Agent has received any such direction, the Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default as it shall deem advisable or in the best interest of the Lenders.

     9.06 Credit Decision; Disclosure of Information by Administrative Agent. Each Lender acknowledges that no Agent-Related Person has made any representation or warranty to it, and that no act by the Administrative Agent hereafter taken, including any consent to and acceptance of any assignment or review of the affairs of any Loan Party or any Affiliate thereof, shall be deemed to constitute any representation or warranty by any Agent-Related Person to any Lender as to any matter, including whether Agent-Related Persons have disclosed material information in their possession. Each Lender represents to the Administrative Agent that it has, independently and without reliance upon any Agent-Related Person and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, prospects, operations, property, financial and other condition and creditworthiness of the Loan Parties and their respective Subsidiaries, and all applicable bank or other regulatory Laws relating to the transactions contemplated hereby, and made its own decision to enter into this Agreement and to extend credit to the Borrower hereunder. Each Lender also represents that it will, independently and without reliance upon any Agent-Related Person and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the other Loan Documents, and to make such investigations as it deems necessary to inform itself as to the business, prospects, operations, property, financial and other condition and creditworthiness of the Borrower. Except for notices, reports and other documents expressly required to be furnished to the Lenders by the Administrative Agent herein, the Administrative Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the business, prospects, operations, property, financial and other condition or creditworthiness of any of the Loan Parties or any of their respective Affiliates which may come into the possession of any Agent-Related Person.

     9.07 Indemnification of Administrative Agent. Whether or not the transactions contemplated hereby are consummated, the Lenders shall indemnify upon demand each Agent-Related Person (to the extent not reimbursed by or on behalf of any Loan Party and without limiting the obligation of any Loan Party to do so), pro rata, and hold harmless each Agent-Related Person from and against any and all Indemnified Liabilities incurred by it; provided, however,
                                                            --------  -------
that no Lender shall be liable for the payment to any Agent-Related Person of any portion of such Indemnified Liabilities to the extent determined in a final, nonappealable judgment by a court of competent jurisdiction to have resulted from such Agent-Related Person's own gross negligence or willful misconduct; provided, however, that no action taken in accordance with the directions of the
--------  -------
Required Lenders shall be deemed to constitute gross negligence or willful misconduct of the Agent Related Person for purposes of this Section. Without limitation of the foregoing, each Lender shall reimburse the Administrative Agent upon demand for its ratable share of any costs or out-of-pocket expenses (including Attorney Costs) incurred by the Administrative Agent in connection with the preparation, execution, delivery, administration, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement, any other Loan Document, or any document contemplated by or referred to herein, to the extent that the Administrative Agent is not reimbursed for such expenses by or on behalf of the Borrower. The undertaking in this Section shall survive termination of the Aggregate Commitments, the payment of all Obligations hereunder and the resignation of the Administrative Agent.

     9.08 Administrative Agent in its Individual Capacity. Bank of America and its Affiliates may make loans to, issue letters of credit for the account of, accept deposits from, acquire equity interests in and generally engage in any kind of banking, trust, financial advisory, underwriting or other business with each of the Loan Parties and their respective Affiliates as though Bank of America were not the Administrative Agent or the L/C Issuer hereunder and without notice to or consent of the Lenders. The Lenders acknowledge that, pursuant to such activities, Bank of America or its Affiliates may receive information regarding any Loan Party or its Affiliates (including information that may be subject to confidentiality obligations in favor of such Loan Party or such Affiliate) and acknowledge that the Administrative Agent shall be under no obligation to provide such information to them. With respect to its Loans, Bank of America shall have the same rights and powers under this Agreement as any other Lender and may exercise such rights and powers as though it were not the Administrative Agent or the L/C Issuer, and the terms "Lender" and "Lenders" include Bank of America in its individual capacity.

     9.09 Successor Administrative Agent. The Administrative Agent may resign as Administrative Agent upon 30 days' notice to the Lenders; provided that any such
                                                          --------
resignation by Bank of America shall also constitute its resignation as L/C Issuer. If the Administrative Agent resigns under this Agreement, the Required Lenders shall appoint from among the Lenders a successor administrative agent for the Lenders which successor administrative agent shall be consented to by the Borrower at all times other than during the existence of an Event of Default (which consent of the Borrower shall not be unreasonably withheld or delayed). If no successor administrative agent is appointed prior to the effective date of the resignation of the

Administrative Agent, the Administrative Agent may appoint, after consulting with the Lenders and the Borrower, a successor administrative agent from among the Lenders. Upon the acceptance of its appointment as successor administrative agent hereunder, the Person acting as such successor administrative agent shall succeed to all the rights, powers and duties of the retiring Administrative Agent and L/C Issuer and the respective terms "Administrative Agent" and "L/C Issuer" shall mean such successor administrative agent, Letter of Credit issuer, and the retiring Administrative Agent's appointment, powers and duties as Administrative Agent shall be terminated and the retiring L/C Issuer's rights, powers and duties as such shall be terminated, without any other or further act or deed on the part of such retiring L/C Issuer or any other Lender, other than the obligation of the successor L/C Issuer to issue letters of credit in substitution for the Letters of Credit, if any, outstanding at the time of such succession or to make other arrangements satisfactory to the retiring L/C Issuer to effectively assume the obligations of the retiring L/C Issuer with respect to such Letters of Credit. After any retiring Administrative Agent's resignation hereunder as Administrative Agent, the provisions of this Article IX and
                                                          ----------
Sections 10.04 and 10.05 shall inure to its benefit as to any actions taken or
--------------     -----
omitted to be taken by it while it was Administrative Agent under this Agreement. If no successor administrative agent has accepted appointment as Administrative Agent by the date which is 30 days following a retiring Administrative Agent's notice of resignation, the retiring Administrative Agent's resignation shall nevertheless thereupon become effective and the Lenders shall perform all of the duties of the Administrative Agent hereunder until such time, if any, as the Required Lenders appoint a successor agent as provided for above.

     9.10 Administrative Agent May File Proofs of Claim. In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to any Loan Party, the Administrative Agent (irrespective of whether the principal of any Loan or L/C Obligation shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether the Administrative Agent shall have made any demand on the Borrower) shall be entitled and empowered, by intervention in such proceeding or otherwise

     (a) to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Loans, L/C Obligations and all other Obligations that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of the Lenders and the Administrative Agent (including any claim for the reasonable compensation, expenses, disbursements and advances of the Lenders and the Administrative Agent and their respective agents and counsel and all other amounts due the Lenders and the Administrative Agent under Sections 2.03(i) and (j), 2.08 and 10.04)
                                   ----------------     ---  ----     -----
allowed in such judicial proceeding; and

     (b) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Lender to make such payments to the Administrative Agent and, in the event that the Administrative Agent shall consent to the making of such payments directly to the Lenders, to pay to the Administrative Agent any amount due for the reasonable compensation, expenses, disbursements and advances of the Administrative Agent and its agents and counsel, and any other amounts due the Administrative Agent under Sections 2.08 and 10.04.
      -------------     -----

     Nothing contained herein shall be deemed to authorize the Administrative Agent to authorize or consent to or accept or adopt on behalf of any Lender any plan of reorganization, arrangement, adjustment or composition affecting the Obligations or the rights of any Lender or to authorize the Administrative Agent to vote in respect of the claim of any Lender in any such proceeding.

     9.11 Collateral and Guaranty Matters. The Lenders irrevocably authorize the Administrative Agent, at its option and in its discretion,

     (a) to release any Lien on any property granted to or held by the Administrative Agent under any Loan Document (i) upon termination of the Aggregate Commitments and payment in full of all Obligations (other than contingent indemnification obligations) and the expiration or termination of all Letters of Credit, (ii) that is sold or to be sold as part of or in connection with any sale permitted hereunder or under any other Loan Document, or (iii) subject to Section 10.01, if approved, authorized or ratified in writing by the
           -------------
Required Lenders;

     (b) to subordinate any Lien on any property granted to or held by the Administrative Agent under any Loan Document to the holder of any Lien on such property that is permitted by Section 7.01(i); and
                              ---------------

     (c) to release any Guarantor from its obligations under the Guaranty if such Person ceases to be a Subsidiary as a result of a transaction permitted hereunder.

     Upon request by the Administrative Agent at any time, the Lenders will confirm in writing the Administrative Agent's authority to release or subordinate its interest in particular types or items of property, or to release any Guarantor from its obligations under the Guaranty pursuant to this Section
                                                                       -------
9.11.
----

     9.12 Other Agents; Arrangers and Managers. None of the Lenders or other Persons identified on the facing page or signature pages of this Agreement as a "syndication agent," "documentation agent," "co-agent," "book manager," "lead manager," "arranger," "lead arranger" or "co-arranger" shall have any right, power, obligation, liability, responsibility or duty under this Agreement other than, in the case of such Lenders, those applicable to all Lenders as such. Without limiting the foregoing, none of the Lenders or other Persons so identified shall have or be deemed to have any fiduciary relationship with any Lender. Each Lender acknowledges that it has not relied, and will not rely, on any of the Lenders or other Persons so identified in deciding to enter into this Agreement or in taking or not taking action hereunder.

                                   ARTICLE 10
                                  MISCELLANEOUS

     10.01 Amendments, Etc. No amendment or waiver of any provision of this Agreement or any other Loan Document, and no consent to any departure by the Borrower or any other Loan Party therefrom, shall be effective unless in writing signed by the Required Lenders and the Borrower and/or the applicable Loan Party, as the case may be, and acknowledged by the

Administrative Agent, and each such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided,
                                                                    --------
however, that no such amendment, waiver or consent shall, unless in writing and
-------
signed by each of the Lenders directly affected thereby and by the Borrower, and acknowledged by the Administrative Agent, do any of the following:

     (a) postpone any date fixed by this Agreement or any other Loan Document for any payment or mandatory prepayment of principal, interest, fees or other amounts due to the Lenders (or any of them) or any scheduled reduction of the Aggregate Commitments hereunder or under any other Loan Document;

     (b) reduce the principal of, or the rate of interest specified herein on, any Loan or L/C Borrowing, or (subject to clause (iv) of the second proviso to this Section 10.01) any fees or other amounts payable hereunder or under any
     -------------
other Loan Document, or change the manner of computation of any financial ratio used in determining the Applicable Rate that would result in a reduction of any interest rate on any Loan or any fee payable hereunder; provided, however, that
                                                        --------  -------
only the consent of the Required Lenders shall be necessary to amend the definition of "Default Rate" or to waive any obligation of the Borrower to pay interest at the Default Rate;

     (c) change the percentage of the Aggregate Commitments or of the aggregate unpaid principal amount of the Loans and L/C Obligations which is required for the Lenders or any of them to take any action hereunder;

     (d) amend this Section, or Section 2.12, or any provision herein providing
                                ------------
for consent or other action by all the Lenders;

     (e) release any Guarantor from the Guaranty; or

     (f) release all or a material part of the Collateral;

and, provided further, that (i) no amendment or waiver shall extend or increase
     -------- -------
the Commitment of any Lender (or reinstate any Commitment terminated pursuant to
Section 8.02) unless such amendment or waiver has been consented to in writing
------------
by the all Lenders and the Borrower; (ii) no amendment, waiver or consent shall, unless in writing and signed by the L/C Issuer in addition to the Required Lenders or each directly-affected Lender, as the case may be, affect the rights or duties of the L/C Issuer under this Agreement or any Letter of Credit Application relating to any Letter of Credit issued or to be issued by it; (iii) no amendment, waiver or consent shall, unless in writing and signed by the Administrative Agent in addition to the Required Lenders or each directly-affected Lender, as the case may be, affect the rights or duties of the Administrative Agent under this Agreement or any other Loan Document; (iv)
Section 10.07(h) may not be amended, waived or otherwise modified without the
----------------
consent of each Granting Lender all or any part of whose Loans are being funded by an SPC at the time of such amendment, waiver or other modification; (v) the Fee Letter may be amended, or rights or privileges thereunder waived, in a writing executed only by the parties thereto. Notwithstanding anything to the contrary herein, no Defaulting Lender shall have any right to approve or disapprove any amendment, waiver or consent hereunder, except that the Commitment of such Lender may not be increased or extended without the consent of such Lender; and (vi) no amendment shall be made to the definition of Required Lenders without the written consent of Borrower and all Lenders.

     10.02 Notices and Other Communications; Facsimile Copies.

     (a) General. Unless otherwise expressly provided herein, all notices and
         -------
other communications provided for hereunder shall be in writing (including by facsimile transmission). All such written notices shall be mailed, faxed or delivered to the address, facsimile number or (subject to subsection (c) below) electronic mail address specified for notices on Schedule 10.02 and all notices
                                                 --------------
and other communications expressly permitted hereunder to be given by telephone shall be made to the telephone number specified for notices on Schedule 10.02;
                                                               --------------
or, in the case of the Borrower, the Administrative Agent or the L/C Issuer, to such other address, facsimile number, electronic mail address or telephone number as shall be designated by such party in a notice to the other parties, and in the case of any other party, to such other address, facsimile number, electronic mail address or telephone number as shall be designated by such party in a notice to the Borrower, the Administrative Agent and the L/C Issuer. All such notices and other communications shall be deemed to be given or made upon the earlier to occur of (i) actual receipt by the relevant party hereto and (ii)
(A) if delivered by hand or by courier, when signed for by or on behalf of the relevant party hereto; (B) if delivered by mail, four Business Days after deposit in the mails, postage prepaid; (C) if delivered by facsimile, when sent and receipt has been confirmed by telephone; and (D) if delivered by electronic mail (which form of delivery is subject to the provisions of subsection (c) below), when delivered; provided, however, that notices and other communications
                        --------  -------
to the Administrative Agent and the L/C Issuer pursuant to Article II shall not
                                                           ----------
be effective until actually received by such Person. In no event shall a voicemail message be effective as a notice, communication or confirmation hereunder.

     (b) Effectiveness of Facsimile Documents and Signatures. Loan Documents may
         ---------------------------------------------------
be transmitted and/or signed by facsimile. The effectiveness of any such documents and signatures shall, subject to applicable Law, have the same force and effect as manually-signed originals and shall be binding on all Loan Parties, the Administrative Agent and the Lenders. The Administrative Agent may also require that any such documents and signatures be confirmed by a manually-signed original thereof and each Lender requesting Notes shall receive manually-signed originals thereof; provided, however, that the failure to
                                   --------  -------
request or deliver the same shall not limit the effectiveness of any facsimile document or signature.

     (c) Limited Use of Electronic Mail. Electronic mail and Internet and
         ------------------------------
intranet websites may be used only to distribute routine communications, such as financial statements and other information as provided in Section 6.02, and to
                                                          ------------
distribute Loan Documents for execution by the parties thereto, and may not be used for any other purpose.

     (d) Reliance by Administrative Agent and Lenders. The Administrative Agent
         --------------------------------------------
and the Lenders shall be entitled to rely and act upon any notices (including telephonic Loan Notices) purportedly given by or on behalf of the Borrower even if (i) such notices were not made in a manner specified herein, were incomplete or were not preceded or followed by any other form of notice specified herein, or (ii) the terms thereof, as understood by the recipient, varied from any confirmation thereof. The Borrower shall indemnify each Agent-Related Person and each Lender from all losses, costs, expenses and liabilities resulting from the reliance by such Person on each notice purportedly given by or on behalf of the Borrower (except for losses, costs, expenses and liabilities resulting from such Agent-Related Person or Lender's own gross negligence or willful misconduct). All telephonic notices to and other communications with the Administrative Agent may be recorded by the Administrative Agent, and each of the parties hereto hereby consents to such recording.

     10.03 No Waiver; Cumulative Remedies. No failure by any Lender or the Administrative Agent to exercise, and no delay by any such Person in exercising, any right, remedy, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

     10.04 Attorney Costs, Expenses and Taxes. The Borrower agrees (a) to pay or reimburse the Administrative Agent for all costs and expenses incurred in connection with the development, preparation, negotiation and execution of this Agreement and the other Loan Documents and any amendment, waiver, consent or other modification of the provisions hereof and thereof (whether or not the transactions contemplated hereby or thereby are consummated), and the consummation and administration of the transactions contemplated hereby and thereby, including all Attorney Costs, and (b) to pay or reimburse the Administrative Agent and each Lender for all costs and expenses incurred in connection with the enforcement, attempted enforcement, or preservation of any rights or remedies under this Agreement or the other Loan Documents (including all such costs and expenses incurred during any "workout" or restructuring in respect of the Obligations and during any legal proceeding, including any proceeding under any Debtor Relief Law), including all Attorney Costs. The foregoing costs and expenses shall include all search, filing, recording, title insurance and appraisal charges and fees and taxes related thereto, and other out-of-pocket expenses incurred by the Administrative Agent and the cost of independent public accountants and other outside experts retained by the Administrative Agent or any Lender. The agreements in this Section shall survive the termination of the Aggregate Commitments and repayment of all other Obligations.

     10.05 Indemnification by the Borrower. Whether or not the transactions contemplated hereby are consummated, the Borrower shall indemnify and hold harmless each Agent-Related Person, each Lender and their respective Affiliates, directors, officers, employees, counsel, agents and attorneys-in-fact (collectively the "Indemnitees") from and against any and all liabilities,
                   -----------
obligations, losses, damages, penalties, claims, demands, actions, judgments, suits, costs, expenses and disbursements (including Attorney Costs) of any kind or nature whatsoever which may at any time be imposed on, incurred by or asserted against any such Indemnitee in any way relating to or arising out of or in connection with (a) the execution, delivery, enforcement, performance or administration of any Loan Document or any other agreement, letter or instrument delivered in connection with the transactions contemplated thereby or the consummation of the transactions contemplated thereby, (b) any Commitment, Loan or Letter of Credit or the use or proposed use of the proceeds therefrom (including any refusal by the L/C Issuer to honor a demand for payment under a Letter of Credit if the documents presented in connection with such demand do not strictly comply with the terms of such Letter of Credit), or (c) any actual or alleged presence or release of Hazardous Materials on or from any property currently or formerly owned or operated by the Borrower, any Subsidiary or any other Loan Party, or any Environmental Liability related in any way to the Borrower, any Subsidiary or any other Loan Party, or (d) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory (including any investigation of, preparation for, or defense of any pending or threatened claim, investigation, litigation or proceeding) and regardless of whether any Indemnitee is a party thereto (all the foregoing, collectively, the "Indemnified
                                                                     -----------
Liabilities"), in all cases, whether or not caused by or arising, in whole or in
-----------
part, out of the negligence of the Indemnitee; provided that such indemnity
                                               --------
shall not, as to any Indemnitee, be available to the extent that such liabilities, obligations, losses, damages, penalties, claims, demands, actions, judgments, suits, costs, expenses or disbursements are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Indemnitee. No Indemnitee shall be liable for any damages arising from the use by others of any information or other materials obtained through IntraLinks or other similar information transmission systems in connection with this Agreement, nor shall any Indemnitee have any liability for any indirect or consequential damages relating to this Agreement or any other Loan Document or arising out of its activities in connection herewith or therewith (whether before or after the Closing Date). The agreements in this Section shall survive the resignation of the Administrative Agent, the replacement of any Lender, the termination of the Aggregate Commitments and the repayment, satisfaction or discharge of all the other Obligations. All amounts due under this Section 10.05 shall be payable
                                                      -----
within ten Business Days after demand therefor.

     10.06 Payments Set Aside. To the extent that any payment by or on behalf of the Borrower is made to the Administrative Agent or any Lender, or the Administrative Agent or any Lender exercises its right of set-off, and such payment or the proceeds of such set-off or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside or required (including pursuant to any settlement entered into by the Administrative Agent or such Lender in its discretion) to be repaid to a trustee, receiver or any other party, in connection with any proceeding under any Debtor Relief Law or otherwise, then (a) to the extent of such recovery, the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such set-off had not occurred, and (b) each Lender severally agrees to pay to the Administrative Agent upon demand its applicable share of any amount so recovered from or repaid by the Administrative Agent, plus interest thereon from the date of such demand to the date such payment is made at a rate per annum equal to the Federal Funds Rate from time to time in effect.

     10.07 Successors and Assigns.

     (a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that the Borrower may not assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of each Lender and no Lender may assign or otherwise transfer any of its rights or obligations hereunder except (i) to an Eligible Assignee in accordance with the provisions of subsection (b) of this Section, (ii) by way of participation in accordance with the provisions of subsection (d) of this Section, or (iii) by way of pledge or assignment of a security interest subject to the restrictions of subsection (f) or (i) of this Section, or (iv) to an SPC in accordance with the provisions of subsection (h) of this Section (and any other attempted assignment or transfer by any party hereto shall be null and void). Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby, Participants to the extent provided in subsection (d) of this Section and, to the extent expressly contemplated hereby, the Indemnitees) any legal or equitable right, remedy or claim under or by reason of this Agreement.

     (b) Any Lender may at any time assign to one or more Eligible Assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its Revolving Commitment and the Loans (including for purposes of this subsection (b), participations in L/C Obligations) at the time owing to
it); provided that (i) except in the case of an assignment of the entire
     --------
remaining amount of the assigning Lender's Revolving Commitment and Loans at the time owing to it or in the case of an assignment to a Lender or an Affiliate of a Lender or an Approved Fund (as defined in subsection (g) of this Section) with respect to a Lender, the aggregate amount of the Revolving Commitment (which for this purpose includes Loans outstanding thereunder) or other Loans subject to each such assignment, determined as of the date the Assignment and Assumption with respect to such assignment is delivered to the Administrative Agent or, if "Trade Date" is specified in the Assignment and Assumption, as of the Trade Date, shall not be less than $5,000,000 unless each of the Administrative Agent and, so long as no Event of Default has occurred and is continuing, the Borrower otherwise consents (each such consent not to be unreasonably withheld or delayed); (ii) each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender's rights and obligations under this Agreement with respect to the Loans or the Revolving Commitment assigned;
(iii) any assignment of a Commitment must be approved by the Administrative Agent and the L/C Issuer unless the Person that is the proposed assignee is itself a Lender (whether or not the proposed assignee would otherwise qualify as an Eligible Assignee); and (iv) the parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Assumption, together with a processing and recordation fee of $3,500. Subject to acceptance and recording thereof by the Administrative Agent pursuant to subsection (c) of this Section, from and after the effective date specified in each Assignment and Assumption, the Eligible Assignee thereunder shall be a party to this Agreement and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Lender's rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Sections
                                                                       --------
3.01, 3.04, 3.05, 10.04 and 10.05 with respect to facts and circumstances
----  ----  ----  -----     -----
occurring prior to the effective date of such assignment). Upon request, the Borrower (at its expense) shall execute and deliver a new Note to the assignee Lender. Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this subsection shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with subsection (d) of this Section.

     (c) The Administrative Agent, acting solely for this purpose as an agent of the Borrower, shall maintain at the Administrative Agent's Office1 a copy of each Assignment and Assumption delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Term Commitments and Revolving Commitments of, and principal amounts of the Loans and L/C Obligations owing to, each Lender pursuant to the terms hereof from time to time (the "Register"). Absent manifest error the entries in the Register shall be
      --------
conclusive, and the Borrower, the Administrative Agent and the Lenders may treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by the Borrower and any Lender, at any reasonable time and from time to time upon reasonable prior notice.

     (d) Any Lender may at any time, without the consent of, or notice to, the Borrower or the Administrative Agent, sell participations to any Person (other than a natural person or the Borrower or any of the Borrower's Affiliates or Subsidiaries (each, a "Participant") in all or a portion of such Lender's rights
                       -----------
and/or obligations under this Agreement (including all or a portion of its Revolving Commitment and/or the Loans (including such Lender's participations in L/C Obligations) owing to it); provided that (i) such Lender's obligations under
                               --------
this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (iii) the Borrower, the Administrative Agent and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement. Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided that such agreement or instrument may provide that such
           --------
Lender will not, without the consent of the Participant, agree to any amendment, waiver or other modification described in the first proviso to Section 10.01
                                                               -------------
that directly affects such Participant. Subject to subsection (e) of this Section, the Borrower agrees that each Participant shall be entitled to the benefits of Sections 3.01, 3.04 and 3.05 to the same extent as if it were a
            -------------  ----     ----
Lender and had acquired its interest by assignment pursuant to subsection (b) of this Section. To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 10.09 as though it were a Lender, provided
                            -------------                             --------
such Participant agrees to be subject to Section 2.12 as though it were a
                                         ------------
Lender.

     (e) A Participant shall not be entitled to receive any greater payment under Section 3.01 or 3.04 than the applicable Lender would have been entitled
      ------------    ----
to receive with respect to the participation sold to such Participant, unless the sale of the participation to such Participant is made with the Borrower's prior written consent. A Participant that would be a Foreign Lender if it were a Lender shall not be entitled to the benefits of Section 3.01 unless the Borrower
                                                ------------
is notified of the participation sold to such Participant and such Participant agrees, for the benefit of the Borrower, to comply with Section 10.15 as though
                                                        -------------
it were a Lender.

     (f) Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement (including under its Note, if any) to secure obligations

----------
/1/ This office must be in the United States.

of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank; provided that no such pledge or assignment shall release
                      --------
such Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.

     (g) As used herein, the following terms have the following meanings:

          "Eligible Assignee" means. (a) a Lender; (b) an Affiliate of a Lender;
           -----------------
     (c) an Approved Fund; and (d) any other Person (other than a natural person) approved by (i) the Administrative Agent and the L/C Issuer, and
     (ii) unless an Event of Default has occurred and is continuing, the Borrower (each such approval not to be unreasonably withheld or delayed); provided that notwithstanding the foregoing, "Eligible Assignee" shall not
     --------
     include the Borrower or any of the Borrower's Affiliates or Subsidiaries

          "Fund" means any Person (other than a natural person) that is (or will
           ----
     be) engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course of its business.

          "Approved Fund" means any Fund that is administered or managed by (a)
           -------------
     a Lender, (b) an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers or manages a Lender.

     (h) Notwithstanding anything to the contrary contained herein, any Lender (a "Granting Lender") may grant to a special purpose funding vehicle identified
    ---------------
as such in writing from time to time by the Granting Lender to the Administrative Agent and the Borrower (an "SPC") the option to provide all or
                                           ---
any part of any Loan that such Granting Lender would otherwise be obligated to make pursuant to this Agreement; provided that (i) nothing herein shall
                                 --------
constitute a commitment by any SPC to fund any Loan, and (ii) if an SPC elects not to exercise such option or otherwise fails to make all or any part of such Loan, the Granting Lender shall be obligated to make such Loan pursuant to the terms hereof. Each party hereto hereby agrees that (i) neither the grant to any SPC nor the exercise by any SPC of such option shall increase the costs or expenses or otherwise increase or change the obligations of the Borrower under this Agreement (including its obligations under Section 3.04), (ii) no SPC shall
                                                ------------
be liable for any indemnity or similar payment obligation under this Agreement for which a Lender would be liable, and (iii) the Granting Lender shall for all purposes, including the approval of any amendment, waiver or other modification of any provision of any Loan Document, remain the lender of record hereunder. The making of a Loan by an SPC hereunder shall utilize the Revolving Commitment of the Granting Lender to the same extent, and as if, such Loan were made by such Granting Lender. In furtherance of the foregoing, each party hereto hereby agrees (which agreement shall survive the termination of this Agreement) that, prior to the date that is one year and one day after the payment in full of all outstanding commercial paper or other senior debt of any SPC, it will not institute against, or join any other Person in instituting against, such SPC any bankruptcy, reorganization, arrangement, insolvency, or liquidation proceeding under the laws of the United States or any State thereof. Notwithstanding anything to the contrary contained herein, any SPC may (i) with notice to, but without prior consent of the Borrower and the Administrative Agent and without paying any processing fee therefor, assign all or any portion of its right to receive payment with respect to any Loan to the Granting Lender and (ii) disclose on a confidential basis any non-public information relating to its funding of Loans to any rating agency, commercial paper dealer or provider of any surety or Guarantee or credit or liquidity enhancement to such SPC.

     (i) Notwithstanding anything to the contrary contained herein, any Lender that is a Fund may create a security interest in all or any portion of the Loans owing to it and the Note, if any, held by it to the trustee for holders of obligations owed, or securities issued, by such Fund as security for such obligations or securities, provided that unless and until such trustee actually
                           --------
becomes a Lender in compliance with the other provisions of this Section 10.07,
                                                                 -------------
(i) no such pledge shall release the pledging Lender from any of its obligations under the Loan Documents and (ii) such trustee shall not be entitled to exercise any of the rights of a Lender under the Loan Documents even though such trustee may have acquired ownership rights with respect to the pledged interest through foreclosure or otherwise.

     (j) Notwithstanding anything to the contrary contained herein, if at any time Bank of America assigns all of its Commitment and Loans pursuant to subsection (b) above, Bank of America may, upon 30 days' notice to the Borrower and the Lenders, resign as L/C Issuer. In the event of any such resignation as L/C Issuer the Borrower shall be entitled to appoint from among the Lenders (with such appointed Lender's consent) a successor L/C Issuer hereunder; provided, however, that no failure by the Borrower to appoint any such successor
--------  -------
shall affect the resignation of Bank of America as L/C Issuer. Bank of America shall retain all the rights and obligations of the L/C Issuer hereunder with respect to all Letters of Credit outstanding as of the effective date of its resignation as L/C Issuer and all L/C Obligations with respect thereto (including the right to require the Lenders to make Base Rate Loans or fund participations in Unreimbursed Amounts pursuant to Section 2.03(c)).
                                                   ---------------

     10.08 Confidentiality. Each of the Administrative Agent and the Lenders agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) to its and its Affiliates' directors, officers, employees and agents, including accountants, legal counsel and other advisors (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential); (b) to the extent requested by any regulatory authority; (c) to the extent required by applicable laws or regulations or by any subpoena or similar legal process; (d) to any other party to this Agreement; (e) in connection with the exercise of any remedies hereunder or any suit, action or proceeding relating to this Agreement or the enforcement of rights hereunder; (f) subject to an agreement containing provisions substantially the same as those of this Section, to (i) any Eligible Assignee of or Participant in, or any prospective Eligible Assignee of or Participant in, any of its rights or obligations under this Agreement or (ii) any direct or indirect contractual counterparty or prospective counterparty (or such contractual counterparty's or prospective counterparty's professional advisor) to any credit derivative transaction relating to obligations of the Loan Parties; (g) with the consent of the Borrower; (h) to the extent such Information (i) becomes publicly available other than as a result of a breach of this Section or (ii) becomes available to the Administrative Agent or any Lender on a nonconfidential basis from a source other than the Borrower; or (i) to the National Association of Insurance Commissioners or any other similar organization or any nationally recognized rating agency that requires access to information about a Lender's or its Affiliates' investment portfolio in connection with ratings issued with respect to such Lender or its

Affiliates. In addition, the Administrative Agent and the Lenders may disclose the existence of this Agreement and information about this Agreement to market data collectors, similar service providers to the lending industry, and service providers to the Administrative Agent and the Lenders in connection with the administration and management of this Agreement, the other Loan Documents, the Commitments, and the Credit Extensions. For the purposes of this Section, "Information" means all information received from the Loan Parties relating to
 -----------
the Loan Parties or their businesses, other than any such information that is available to the Administrative Agent or any Lender on a nonconfidential basis prior to disclosure by any Loan Party; provided that, in the case of information
                                       --------
received from a Loan Party after the date hereof, such information is clearly identified in writing at the time of delivery as confidential. Any Person required to maintain the confidentiality of Information as provided in this Section shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information.

     10.09 Control of Deposit Accounts; Set-off.

     (a) The Parties to this Agreement hereby agree that upon the occurrence and during the continuance of any Event of Default, each Lender shall comply with the instructions of the Administrative Agent with respect to directing the disposition of Borrower's funds in any deposit account held by such Lender without requiring any further consent from or notice to any Loan Party or Lender. Additionally, each Lender hereby waives any present or future recoupment and setoff rights that are unrelated to activity in a deposit account of Borrower, except for the rights of the Administrative Agent to recoup or setoff funds for the satisfaction of the Obligations. For purposes of clarity, the Parties acknowledge that the Lender's recoupment and setoff rights for unpaid items, returned items and bank charges are "related activity in a deposit account" and are therefore not waived by the foregoing provision.

     (b) Subject to the foregoing waiver, in addition to any rights and remedies of the Lenders provided by law, upon the occurrence and during the continuance of any Event of Default, each Lender is authorized at any time and from time to time, without prior notice to the Borrower or any other Loan Party, any such notice being waived by the Borrower (on its own behalf and on behalf of each Loan Party) to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held by, and other indebtedness at any time owing by, such Lender to or for the credit or the account of the respective Loan Parties against any and all Obligations owing to such Lender, now or hereafter existing, irrespective of whether or not the Administrative Agent or such Lender shall have made demand under this Agreement or any other Loan Document and although such Obligations may be contingent or unmatured or denominated in a currency different from that of the applicable deposit or indebtedness. Each Lender agrees promptly to notify the Borrower and the Administrative Agent after any such set-off and application made by such Lender; provided, however, that the failure to give such notice
                     --------  -------
shall not affect the validity of such set-off and application.

     10.10 Interest Rate Limitation. Notwithstanding anything to the contrary contained in any Loan Document, the interest paid or agreed to be paid under the Loan Documents shall not exceed the maximum rate of non-usurious interest permitted by applicable Law (the "Maximum
                                  -------

Rate"). If the Administrative Agent or any Lender shall receive interest in an
----
amount that exceeds the Maximum Rate, the excess interest shall be applied to the principal of the Loans or, if it exceeds such unpaid principal, refunded to the Borrower. In determining whether the interest contracted for, charged, or received by the Administrative Agent or a Lender exceeds the Maximum Rate, such Person may, to the extent permitted by applicable Law, (a) characterize any payment that is not principal as an expense, fee, or premium rather than interest, (b) exclude voluntary prepayments and the effects thereof, and (c) amortize, prorate, allocate, and spread in equal or unequal parts the total amount of interest throughout the contemplated term of the Obligations.

     10.11 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     10.12 Integration. This Agreement, together with the other Loan Documents, comprises the complete and integrated agreement of the parties on the subject matter hereof and thereof and supersedes all prior agreements, written or oral, on such subject matter. In the event of any conflict between the provisions of this Agreement and those of any other Loan Document, the provisions of this Agreement shall control; provided that the inclusion of supplemental rights or
                         --------
remedies in favor of the Administrative Agent or the Lenders in any other Loan Document shall not be deemed a conflict with this Agreement. Each Loan Document was drafted with the joint participation of the respective parties thereto and shall be construed neither against nor in favor of any party, but rather in accordance with the fair meaning thereof.

     10.13 Survival of Representations and Warranties. All representations and warranties made hereunder and in any other Loan Document or other document delivered pursuant hereto or thereto or in connection herewith or therewith shall survive the execution and delivery hereof and thereof. Such representations and warranties have been or will be relied upon by the Administrative Agent and each Lender, regardless of any investigation made by the Administrative Agent or any Lender or on their behalf and notwithstanding that the Administrative Agent or any Lender may have had notice or knowledge of any Default at the time of any Credit Extension, and shall continue in full force and effect as long as any Loan or any other Obligation shall remain unpaid or unsatisfied or any Letter of Credit shall remain outstanding.

     10.14 Severability. If any provision of this Agreement or the other Loan Documents is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Agreement and the other Loan Documents shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     10.15 Tax Forms.

     (a) Each Lender that is not a "United States person" within the meaning of
Section 7701(a)(30) of the Code (a "Foreign Lender") shall deliver to the
                                    --------------
Administrative Agent, prior to receipt of any payment subject to withholding under the Code (or upon accepting an assignment of an interest herein), two duly signed completed copies of either IRS Form W-8BEN or any successor thereto (relating to such Foreign Lender and entitling it to an exemption from, or reduction of, withholding tax on all payments to be made to such Foreign Lender by the Borrower pursuant to this Agreement) or IRS Form W-8ECI or any successor thereto (relating to all payments to be made to such Foreign Lender by the Borrower pursuant to this Agreement) or such other evidence satisfactory to the Borrower and the Administrative Agent that such Foreign Lender is entitled to an exemption from, or reduction of, U.S. withholding tax. Thereafter and from time to time, each such Foreign Lender shall (i) promptly submit to the Administrative Agent such additional duly completed and signed copies of one of such forms (or such successor forms as shall be adopted from time to time by the relevant United States taxing authorities) as may then be available under then current United States laws and regulations to avoid, or such evidence as is satisfactory to the Borrower and the Administrative Agent of any available exemption from or reduction of, United States withholding taxes in respect of all payments to be made to such Foreign Lender by the Borrower pursuant to this Agreement, (ii) promptly notify the Administrative Agent of any change in circumstances which would modify or render invalid any claimed exemption or reduction, and (iii) take such steps as shall not be materially disadvantageous to it, in the reasonable judgment of such Lender, and as may be reasonably necessary (including the re-designation of its Lending Office) to avoid any requirement of applicable Laws that the Borrower make any deduction or withholding for taxes from amounts payable to such Foreign Lender.

     Each Foreign Lender, to the extent it does not act or ceases to act for its own account with respect to any portion of any sums paid or payable to such Lender under any of the Loan Documents (for example, in the case of a typical participation by such Lender), shall deliver to the Administrative Agent on the date when such Foreign Lender ceases to act for its own account with respect to any portion of any such sums paid or payable, and at such other times as may be necessary in the determination of the Administrative Agent (in the reasonable exercise of its discretion), (i) two duly signed completed copies of the forms or statements required to be provided by such Lender as set forth above, to establish the portion of any such sums paid or payable with respect to which such Lender acts for its own account that is not subject to U.S. withholding tax, and (ii) two duly signed completed copies of IRS Form W-8IMY (or any successor forms), together with any information such Lender chooses to transmit with such form, and any other certificate or statement of exemption required under the Code, to establish that such Lender is not acting for its own account with respect to a portion of any such sums payable to such Lender.

     The Borrower shall not be required to pay any additional amount to any Foreign Lender under Section 3.01 (i) with respect to any Taxes required to be
                     ------------
deducted or withheld on the basis of the information, certificates or statements of exemption such Lender transmits with an IRS Form W-8IMY pursuant to this
Section 10.15(a); provided that if such Lender shall have satisfied the
----------------  --------
requirement of this Section 10.15(a) on the date such Lender became a Lender or
                    ----------------
ceased to act for its own account with respect to any payment under any of the Loan Documents, nothing in this Section 10.15(a) shall relieve the Borrower of it obligation to
                ----------------
pay any amounts pursuant to Section 3.01 in the event that, as a result of any
                            ------------
change in any applicable law, treaty or governmental rule, regulation or order, or any change in the interpretation, administration or application thereof, such Lender is no longer properly entitled to deliver forms, certificates or other evidence at a subsequent date establishing the fact that such Lender or other Person for the account of which such Lender receives any sums payable under any of the Loan Documents is not subject to withholding or is subject to withholding at a reduced rate as described in Section 3.01. The Administrative Agent may,
                                  ------------
without reduction, withhold any Taxes required to be deducted and withheld from any payment under any of the Loan Documents with respect to which the Borrower is not required to pay additional amounts under this Section 10.15(a).
                                                     ----------------

     (b) Upon the request of the Administrative Agent, each Lender that is a "United States person" within the meaning of Section 7701(a)(30) of the Code shall deliver to the Administrative Agent two duly signed completed copies of IRS Form W-9. If such Lender fails to deliver such forms, then the Administrative Agent may withhold from any interest payment to such Lender an amount equivalent to the applicable back-up withholding tax imposed by the Code, without reduction.

     (c) If any Governmental Authority asserts that the Administrative Agent did not properly withhold or backup withhold, as the case may be, any tax or other amount from payments made to or for the account of any Lender, such Lender shall indemnify the Administrative Agent therefor, including all penalties and interest, any taxes imposed by any jurisdiction on the amounts payable to the Administrative Agent under this Section, and costs and expenses (including Attorney Costs) of the Administrative Agent. The obligation of the Lenders under this Section shall survive the termination of the Aggregate Commitments, repayment of all Obligations and the resignation of the Administrative Agent.

     10.16 Governing Law.

     (A) THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE; PROVIDED THAT THE ADMINISTRATIVE AGENT AND
                                      --------
EACH LENDER SHALL RETAIN ALL RIGHTS ARISING UNDER FEDERAL LAW.

     (b) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF SUCH STATE, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT, THE BORROWER, THE ADMINISTRATIVE Agent AND EACH LENDER CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF THOSE COURTS. THE BORROWER, THE ADMINISTRATIVE Agent AND EACH LENDER IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF ANY LOAN DOCUMENT

OR OTHER DOCUMENT RELATED THERETO. THE BORROWER, THE ADMINISTRATIVE Agent AND EACH LENDER WAIVES PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS, WHICH MAY BE MADE BY ANY OTHER MEANS PERMITTED BY THE LAW OF SUCH STATE.

     10.17 Waiver of Right to Trial by Jury. EACH PARTY TO THIS AGREEMENT HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER ANY LOAN DOCUMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO ANY LOAN DOCUMENT, OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER FOUNDED IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE SIGNATORIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

     10.18 Time of the Essence. Time is of the essence for all Loan Documents.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

                                                  COINSTAR, INC.


                                                  By:  /s/ Diane L. Renihan
                                                      --------------------------
                                                  Name:  Diane L. Renihan
                                                  Title: CFO

                                                  BANK OF AMERICA, N.A.,
                                                  as Administrative Agent


                                                  By:  /s/ Suzanne M. Paul
                                                      --------------------------
                                                  Name:  Suzanne M. Paul
                                                  Title: Vice President

                                                  BANK OF AMERICA, N.A.,
                                                  as a Lender, and L/C Issuer


                                                  By:  /s/ Gary L. Mingle
                                                      --------------------------
                                                  Name:  Gary L. Mingle
                                                  Title: Senior Vice President

                                                  SILICON VALLEY BANK


                                                  By:  /s/ Scott Bergquist
                                                      --------------------------
                                                  Name:  Scott Bergquist
                                                  Title: Senior Vice President

                                                  KEY BANK, NA


                                                  By:  /s/ Sean W. Morreale
                                                      --------------------------
                                                  Name:  Sean W. Morreale
                                                  Title: Vice President

                                                  COMERICA BANK-CALIFORNIA


                                                  By:  /s/ Jeffrey Roberts
                                                      --------------------------
                                                  Name:  Jeffrey Roberts
                                                  Title: Vice President

                                                  U.S. BANK NATIONAL ASSOCIATION


                                                  By:  /s/ Rick Sexton
                                                      --------------------------
                                                  Name:  Rick Sexton
                                                  Title: Senior Vice President

                                                                       EXHIBIT A

                               FORM OF LOAN NOTICE

                                                              Date: [__________]

To:  Bank of America, N.A., as Administrative Agent

Ladies and Gentlemen:

Reference is made to that certain Credit Agreement, dated as of April 18, 2002 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the "Agreement;" the terms defined therein being used herein
                        ---------
as therein defined), among Coinstar, Inc., a Delaware corporation (the "Borrower"), the Lenders from time to time parties thereto, and Bank of America,
 --------
N.A., as Administrative Agent and L/C Issuer.

The undersigned hereby requests (select one):

     A Borrowing of Loans          A conversion or continuation of Loans

1. On                                                  (a Business Day).
      ------------------------------------------------

2. In the amount of $                                  .
                     ----------------------------------

3. Comprised of                                        .
                ---------------------------------------
                       [Type of Loan requested]

4. For Eurodollar Rate Loans:  with an Interest Period of        months.
                                                          -------

[The Borrowing requested herein does not violate the proviso to the first sentence of Section 2.01(a).][To be included in Notices with respect to
            ---------------
revolving Loans]

                                                  COINSTAR, INC.


                                                  By:
                                                      --------------------------
                                                  Name:
                                                       -------------------------
                                                  Title:
                                                        ------------------------

                                                                     EXHIBIT B-1

                                  FORM OF NOTE
                                   (Revolving)

[$_______________]                                         ---------- ---, -----

     FOR VALUE RECEIVED, the undersigned (the "Borrower"), hereby promises to
                                               --------
pay to                       or registered assigns (the "Lender"), in accordance
       ---------------------                             ------
with the provisions of the Agreement (as hereinafter defined), the principal amount of each Revolving Loan from time to time made by the Lender to the Borrower under that certain Credit Agreement, dated as of [_________, _____] (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the "Agreement;" the terms defined therein being used herein as
                   ---------
therein defined), among the Borrower, the Lenders from time to time party thereto, and Bank of America, N.A., as Administrative Agent and L/C Issuer.

     The Borrower promises to pay interest on the unpaid principal amount of each Revolving Loan from the date of such Loan until such principal amount is paid in full, at such interest rates and at such times as provided in the Agreement. All payments of principal and interest shall be made to the Administrative Agent for the account of the Lender in Dollars in immediately available funds at the Administrative Agent's Office. If any amount is not paid in full when due hereunder, such unpaid amount shall bear interest, to be paid upon demand, from the due date thereof until the date of actual payment (and before as well as after judgment) computed at the per annum rate set forth in the Agreement.

     This Note is one of the Notes referred to in the Agreement, is entitled to the benefits thereof and may be prepaid in whole or in part subject to the terms and conditions provided therein. This Note is secured by the Collateral and is also entitled to the benefits of any present or future Guaranty. Upon the occurrence of one or more of the Events of Default specified in the Agreement, all amounts then remaining unpaid on this Note shall become, or may be declared to be, immediately due and payable all as provided in the Agreement. Revolving Loans made by the Lender shall be evidenced by one or more loan accounts or records maintained by the Lender in the ordinary course of business. The Lender may also attach schedules to this Note and endorse thereon the date, amount and maturity of its Revolving Loans and payments with respect thereto.

     The Borrower, for itself, its successors and assigns, hereby waives diligence, presentment, protest and demand and notice of protest, demand, dishonor and non-payment of this Note.

THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

                                                  COINSTAR, INC.


                                                  By:
                                                     ---------------------------
                                                  Name:
                                                       -------------------------
                                                  Title:
                                                        ------------------------

                     LOANS AND PAYMENTS WITH RESPECT THERETO

                                         Amount of
                                         Principal     Outstanding
         Type of    Amount    End of    or Interest    Principal
           Loan    of Loan   Interest    Paid This    Balance This   Notation
  Date     Made      Made     Period        Date          Date        Made By
--------------------------------------------------------------------------------

                                                                     EXHIBIT B-2

                                  FORM OF NOTE
                                     (Term)

[$_______________]                                         ---------- ---, -----

     FOR VALUE RECEIVED, the undersigned (the "Borrower"), hereby promises to
                                               --------
pay to                       or registered assigns (the "Lender"), in accordance
       ---------------------                             ------
with the provisions of the Agreement (as hereinafter defined), the principal amount of the Term Loan made by the Lender to the Borrower under that certain Credit Agreement, dated as of [_________, _____] (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the "Agreement;" the terms defined therein being used herein as therein defined),
 ---------
among the Borrower, the Lenders from time to time party thereto, and Bank of America, N.A., as Administrative Agent and L/C Issuer.

     The Borrower promises to pay interest on the unpaid principal amount of the Term Loan from the date of such Loan until such principal amount is paid in full, at such interest rates and at such times as provided in the Agreement. All payments of principal and interest shall be made to the Administrative Agent for the account of the Lender in Dollars in immediately available funds at the Administrative Agent's Office. If any amount is not paid in full when due hereunder, such unpaid amount shall bear interest, to be paid upon demand, from the due date thereof until the date of actual payment (and before as well as after judgment) computed at the per annum rate set forth in the Agreement.

     This Note is one of the Notes referred to in the Agreement, is entitled to the benefits thereof and may be prepaid in whole or in part subject to the terms and conditions provided therein. This Note is secured by the Collateral and is also entitled to the benefits of any present or future Guaranty. Upon the occurrence of one or more of the Events of Default specified in the Agreement, all amounts then remaining unpaid on this Note shall become, or may be declared to be, immediately due and payable all as provided in the Agreement. The Term Loan made by the Lender shall be evidenced by one or more loan accounts or records maintained by the Lender in the ordinary course of business. The Lender may also attach schedules to this Note and endorse thereon the date, amount and maturity of its Term Loan and payments with respect thereto.

     The Borrower, for itself, its successors and assigns, hereby waives diligence, presentment, protest and demand and notice of protest, demand, dishonor and non-payment of this Note.

THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

                                                  COINSTAR, INC.


                                                  By:
                                                     ---------------------------
                                                  Name:
                                                       -------------------------
                                                  Title:
                                                        ------------------------

                     LOANS AND PAYMENTS WITH RESPECT THERETO

                                         Amount of
                                         Principal     Outstanding
         Type of    Amount    End of    or Interest    Principal
           Loan    of Loan   Interest    Paid This    Balance This   Notation
  Date     Made      Made     Period        Date          Date        Made By
--------------------------------------------------------------------------------

                                                                       EXHIBIT D

                        FORM OF ASSIGNMENT AND ASSUMPTION

     This Assignment and Assumption (this "Assignment and Assumption") is dated
                                           -------------------------
as of the Effective Date set forth below and is entered into by and between [Insert name of Assignor] (the "Assignor") and [Insert name of Assignee] (the
                                --------
"Assignee"). Capitalized terms used but not defined herein shall have the
 --------
meanings given to them in the Credit Agreement identified below (the "Credit
                                                                      ------
Agreement"), receipt of a copy of which is hereby acknowledged by the Assignee.
---------
The Standard Terms and Conditions set forth in Annex 1 attached hereto are hereby agreed to and incorporated herein by reference and made a part of this Assignment and Assumption as if set forth herein in full.

     For an agreed consideration, the Assignor hereby irrevocably sells and assigns to the Assignee, and the Assignee hereby irrevocably purchases and assumes from the Assignor, subject to and in accordance with the Standard Terms and Conditions and the Credit Agreement, as of the Effective Date inserted by the Administrative Agent as contemplated below (i) all of the Assignor's rights and obligations as a Lender under the Credit Agreement and any other documents or instruments delivered pursuant thereto to the extent related to the amount and percentage interest identified below of all of such outstanding rights and obligations of the Assignor under the respective facilities identified below (including, without limitation, Letters of Credit and Guarantees) and (ii) to the extent permitted to be assigned under applicable law, all claims, suits, causes of action and any other right of the Assignor (in its capacity as a Lender) against any Person, whether known or unknown, arising under or in connection with the Credit Agreement, any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby or in any way based on or related to any of the foregoing, including, but not limited to, contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to clause (i) above (the rights and obligations sold and assigned pursuant to clauses (i) and (ii) above being referred to herein collectively as, the "Assigned Interest"). Such sale and assignment is without
                      -----------------
recourse to the Assignor and, except as expressly provided in this Assignment and Assumption, without representation or warranty by the Assignor.

1.   Assignor:
                          ------------------------------

2.   Assignee:                                           [and is an
                          ------------------------------
                          Affiliate of [identify Lender] / an Approved Fund / a Person approved by the Administrative Agent, the L/C Issuer and, if no Event of Default is continuing, the Borrower/2/]

3.   Borrower:
                          ------------------------------

----------
     /2/ Select as applicable.

4.   Administrative Agent:Bank of America, N.A., as the Administrative Agent
                          under the Credit Agreement

5.   Credit Agreement:    The Credit Agreement,  dated as of          , among
                                                             --------
                          Coinstar, Inc., the Lenders from time to time parties thereto, and Bank of America, N.A., as Administrative
                          Agent and L/C Issuer

6.   Assigned Interest:

---------------------------------------------------------------------------------
                    Aggregate Amount of       Amount of              Percentage
                     Commitment/Loans     Commitment/Loans          Assigned of
Facility Assigned    for all Lenders*         Assigned*       Commitment/Loans/3/
-----------------    ---------------          --------        ----------------
---------------------------------------------------------------------------------
             /4/     $                    $                                   %
-------------         ----------------     ----------------     --------------
---------------------------------------------------------------------------------
                     $                    $                                   %
-------------         ----------------     ----------------     --------------
---------------------------------------------------------------------------------
                     $                    $                                   %
-------------         ----------------     ----------------     --------------
---------------------------------------------------------------------------------

[7.  Trade Date:  ____________________]/5/

                            [signature page follows]

----------
     /3/ Set forth, to at least 9 decimals, as a percentage of the Commitment/Loans of all Lenders thereunder.
     /4/ Fill in the appropriate terminology for the types of facilities under the Credit Agreement that are being assigned under this Assignment (e.g. "Revolving Commitment", "Term Commitment", etc.).
     /5/ To be completed if the Assignor and the Assignee intend that the minimum assignment amount is to be determined as of the Trade Date.

Effective Date:                   , 20   [TO BE INSERTED BY ADMINISTRATIVE AGENT
                ------------------    --
AND WHICH SHALL BE THE EFFECTIVE DATE OF RECORDATION OF TRANSFER IN THE REGISTER THEREFOR.]

The terms set forth in this Assignment and Assumption are hereby agreed to:

                                        ASSIGNOR
                                        --------
                                        [NAME OF ASSIGNOR]


                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------


                                        ASSIGNEE
                                        --------
                                        [NAME OF ASSIGNEE]


                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------

[Consented to and]/6/ Accepted:

[NAME OF ADMINISTRATIVE AGENT], as
Administrative Agent


By:
   ------------------------------------
Name:
     ----------------------------------
Title:
      ---------------------------------


[Consented to:]/7/


By:
   ------------------------------------
Name:
     ----------------------------------
Title:
      ---------------------------------

----------
     /6/ To be added only if the consent of the Administrative Agent is required by the terms of the Credit Agreement.
     /7/ To be added only if the consent of the Borrower and/or other parties (e.g. L/C Issuer) is required by the terms of the Credit Agreement.

                      ANNEX 1 TO ASSIGNMENT AND ASSUMPTION

                        STANDARD TERMS AND CONDITIONS FOR
                            ASSIGNMENT AND ASSUMPTION

     1. Representations and Warranties.
        ------------------------------

     1.1. Assignor. The Assignor (a) represents and warrants that (i) it is the
          --------
legal and beneficial owner of the Assigned Interest, (ii) the Assigned Interest is free and clear of any lien, encumbrance or other adverse claim and (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby; and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Credit Agreement or any other Loan Document, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Documents or any collateral thereunder, (iii) the financial condition of the Borrower, any of its Subsidiaries or Affiliates or any other Person obligated in respect of any Loan Document or (iv) the performance or observance by the Borrower, any of its Subsidiaries or Affiliates or any other Person of any of their respective obligations under any Loan Document.

     1.2. Assignee. The Assignee (a) represents and warrants that (i) it has
          --------
full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) it meets all requirements of an Eligible Assignee under the Credit Agreement (subject to receipt of such consents as may be required under the Credit Agreement), (iii) from and after the Effective Date, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and, to the extent of the Assigned Interest, shall have the obligations of a Lender thereunder, (iv) it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant to Section 6.01 thereof, as applicable, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Assumption and to purchase the Assigned Interest on the basis of which it has made such analysis and decision independently and without reliance on the Administrative Agent or any other Lender, and (v) if it is a Foreign Lender, attached hereto is any documentation required to be delivered by it pursuant to the terms of the Credit Agreement, duly completed and executed by the Assignee; and (b) agrees that (i) it will, independently and without reliance on the Administrative Agent, the Assignor or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender.

     1.3 Assignee's Address for Notices, etc. Attached hereto as Schedule 1 is
         ------------------------------------
all contact information, address, account and other administrative information relating to the Assignee.

     2. Payments. From and after the Effective Date, the Administrative Agent
        --------
shall make all payments in respect of the Assigned Interest (including payments of principal, interest, fees and other amounts) to the Assignee whether such amounts have accrued prior to or on or after the Effective Date. The Assignor and the Assignee shall make all appropriate adjustments in payments by the Administrative Agent for periods prior to the Effective Date or with respect to the making of this assignment directly between themselves.

     3. General Provisions. This Assignment and Assumption shall be binding
        ------------------
upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. This Assignment and Assumption may be executed in any number of counterparts, which together shall constitute one instrument. Delivery of an executed counterpart of a signature page of this Assignment and Assumption by telecopy shall be effective as delivery of a manually executed counterpart of this Assignment and Assumption. This Assignment and Assumption shall be governed by, and construed in accordance with, the law of the State of New York.

                     SCHEDULE 1 TO ASSIGNMENT AND ASSUMPTION

                             ADMINISTRATIVE DETAILS

   [Assignee to list names of credit contacts, addresses, phone and facsimile numbers, electronic mail addresses and account and payment information]

                                                                       EXHIBIT E

                                     FORM OF
                                    GUARANTY

     This Guaranty dated as of April 18, 2002 (this "Guaranty") is by each Domestic Subsidiary of the Borrower (as defined below) listed on the signature page (each a "Guarantor" and collectively the "Guarantors"), in favor of Bank of America, N.A., in its capacity as administrative agent for the benefit of itself, the L/C Issuer, and the Lenders referred to below.

                                  INTRODUCTION

     A. This Guaranty is given in connection with the Credit Agreement dated as of April 18, 2002 (as amended, restated, modified, or supplemented from time to time, the "Credit Agreement"), among Coinstar Inc., a Delaware corporation (the "Borrower"), each lender from time to time party thereto (each a "Lender" and collectively, the "Lenders"), and Bank of America, N.A., as administrative agent for the Lenders (the "Administrative Agent") and L/C Issuer.

     B. The Borrower is the principal financing entity for all capital requirements of its Subsidiaries, and from time to time the Borrower has made capital contributions and advances to its Subsidiaries, including each of the Guarantors. Each Guarantor is a wholly owned subsidiary of the Borrower and will derive substantial direct and indirect benefit from the transactions contemplated by the Credit Agreement.

     C. Under the Credit Agreement, it is a condition to the making of the Loans by the Lenders and the issuance of the Letters of Credit by the L/C Issuer that each of the Guarantors shall have executed and delivered this Guaranty.

     Therefore, in order to induce the Lenders to make the Loans and the L/C Issuer to issue Letters of Credit, each of the Guarantors hereby agrees with Administrative Agent for its benefit and the ratable benefit of the Lenders and the L/C Issuer as follows:

Section 1. Definitions. Capitalized terms used herein, but not defined herein,
           -----------
shall have the meanings set forth for such terms in the Credit Agreement.

Section 2. Guaranty. Each Guarantor hereby unconditionally guarantees the
           --------
punctual payment when due, whether at stated maturity, by acceleration or otherwise, of all obligations of the Borrower or any other Loan Party now or hereafter existing under the Credit Agreement, the Notes, any Rate Hedging Agreements, and any other Loan Document, whether for principal, Unreimbursed Amounts, obligations under any Rate Hedging Agreements, interest (including interest accruing by the terms of the Loan Documents after the Borrower is subject to a bankruptcy proceeding, fees, expenses, or otherwise (such obligations being the "Guaranteed Obligations"), and any and all expenses (including reasonable counsel fees and expenses) incurred by the Administrative Agent, the L/C Issuer, or any Lender in enforcing any rights under this Guaranty. Each Guarantor agrees that this Guaranty is a guarantee of payment, not of collection and that each Guarantor is primarily liable for the payment of the Guaranteed Obligations.

Section 3. Limit of Liability. The obligations of each Guarantor hereunder shall
           ------------------
be limited to an aggregate amount equal to the largest amount that would not render its obligations hereunder subject to avoidance under Section 548 of the United States Bankruptcy Code or any comparable provisions of any applicable state law.

Section 4. Guaranty Absolute. Each Guarantor guarantees that the Guaranteed
           -----------------
Obligations shall be paid strictly in accordance with the terms of the Credit Agreement and the other Loan Documents, regardless of any law, regulation, or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Administrative Agent, the L/C Issuer, or the Lenders with respect thereto. The liability of each Guarantor under this Guaranty shall be absolute and unconditional irrespective of:

          (a) any lack of validity or enforceability of the Credit Agreement, any other Loan Document, or any other agreement or instrument relating thereto;

          (b) any change in the time, manner, or place of payment of, or in any other term of, any of the Guaranteed Obligations, any increase, reduction, extension, or rearrangement of the Guaranteed Obligations, or any other amendment or waiver of or any consent to departure from the Credit Agreement or any Loan Document;

          (c) any exchange, release, or nonperfection of any collateral, or any release or amendment or waiver of or consent to departure from any other Guaranty, for any of the Guaranteed Obligations; or

          (d) any other circumstances which might otherwise constitute a defense available to, or a discharge of the Borrower or a Guarantor.

Section 5. Certain Waivers.
           ---------------

     5.1 Notice. Each Guarantor hereby waives promptness, diligence, notice of
         ------
acceptance, notice of acceleration, notice of intent to accelerate, and any other notice with respect to any of the Guaranteed Obligations and this Guaranty.

     5.2 Other Remedies. Each Guarantor hereby waives any requirement that the
         --------------
Administrative Agent, the L/C Issuer, or any Lender protect, secure, perfect, or insure any Lien or any Property subject thereto or exhaust any right or take any action against the Borrower or any other Person or any collateral.

     5.3 Subrogation. (a) Until the irrevocable payment in full of the
         -----------
Guaranteed Obligations, none of the Guarantors shall take any action pursuant to any claim or rights which it may acquire against the Borrower or any other Guarantor that arise from each Guarantor's obligations under this Guaranty or any other Loan Document, including, without limitation, any right of subrogation (including, without limitation, any statutory rights of subrogation under Section 509 of the Bankruptcy Code, 11 U.S.C. Section 509, or otherwise), reimbursement, exoneration, contribution, indemnification or any right to participate in any claim or remedy of the Administrative Agent, the L/C Issuer, or any Lender against the Borrower or any collateral, if any, which the Administrative Agent, the L/C Issuer, or any Lender now has or acquires. If any amount shall be paid to any Guarantor in violation of the preceding sentence and the Guaranteed Obligations shall not have been paid in full, such amount shall be held in trust for the benefit of the Administrative Agent, the L/C Issuer, and the Lenders, and shall promptly be paid to the Administrative Agent for the benefit of the Administrative Agent, the L/C Issuer, and the Lenders to be applied to the Guaranteed Obligations, whether matured or unmatured, as the Administrative Agent may elect. Each Guarantor acknowledges that it shall receive direct and indirect benefits from the financing arrangements contemplated by the Credit Agreement and that the waiver set forth in this
Section 5.3(a) is knowingly made in contemplation of such benefits.

          (b) Each Guarantor agrees that, to the extent that any Borrower makes payments to the Administrative Agent, the L/C Issuer, or any Lender, or the Administrative Agent, the L/C Issuer, or any Lender receives any proceeds of collateral, and such payments or proceeds or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, or otherwise required to be repaid, then to the extent of such repayment the Guaranteed Obligations shall be reinstated and continued in full force and effect as of the date such initial payment or collection of proceeds occurred. EACH GUARANTOR SHALL DEFEND AND INDEMNIFY THE ADMINISTRATIVE AGENT, THE L/C ISSUER, AND EACH LENDER (EACH AN "INDEMNIFIED PARTY") FROM AND AGAINST ANY CLAIM OR LOSS UNDER THIS SUBSECTION 5.3(b) (INCLUDING REASONABLE ATTORNEYS' FEES AND EXPENSES IN THE DEFENSE OF ANY SUCH ACTION OR SUIT), INCLUDING LOSSES, LIABILITIES, CLAIMS, DAMAGES, OR EXPENSES INCURRED BY REASON OF NEGLIGENCE OF THE PERSON TO BE INDEMNIFIED, BUT EXCLUDING ANY SUCH LOSSES, LIABILITIES, CLAIMS, DAMAGES, OR EXPENSES (A) INCURRED BY REASON OF THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF AN INDEMNIFIED PARTY OR (B) ASSERTED BY AN INDEMNIFIED PARTY OR A STOCKHOLDER OR AFFILIATE THEREOF AGAINST AN INDEMNIFIED PARTY.

Section 6. Representations and Warranties. Each Guarantor hereby represents and
           ------------------------------
warrants as follows:

          (a) Corporate Authority. Each Guarantor is duly organized, validly
              -------------------
existing and in good standing under the laws of the jurisdiction of its organization. The execution, delivery and performance by each Guarantor of this Guaranty are within each Guarantor's powers, have been duly authorized by all necessary action, and do not (i) contravene (A) each Guarantor's charter or bylaws or (B) any law or material contractual restriction affecting each Guarantor or its Property, the contravention of which would reasonably be expected to cause a Material Adverse Effect, or (ii) result in or require the creation or imposition of any Lien prohibited by the Credit Agreement.

          (b) Government Approval. No authorization or approval or other action
              -------------------
by, and no notice to or filing with, any Governmental Authority is required for the due execution, delivery, and performance by each of the Guarantors of this Guaranty.

          (c) Binding Obligations. This Guaranty is the legal, valid, and
              -------------------
binding obligation of each Guarantor enforceable against each Guarantor in accordance with its terms subject to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium, or similar law affecting creditors' rights (whether considered in a proceeding at law or in equity).

Section 7. Covenants. Each Guarantor shall comply with all provisions of
           ---------
Articles 6 and 7 of the Credit Agreement to the extent such provisions are applicable to such Guarantor.

Section 8. Miscellaneous.
           -------------

     8.1 Amendments, Etc. No amendment or waiver of any provision of this
         ----------------
Guaranty nor consent to any departure by each of the Guarantors therefrom shall be effective unless the same shall be in writing and signed by the Administrative Agent, Required Lenders and the Borrower, provided that any
                                                         --------
amendment or waiver releasing any Guarantor from any liability hereunder shall be signed by all the Lenders and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

     8.2 Addresses for Notices. All notices and other communications provided
         ---------------------
for hereunder shall be in writing, including telegraphic communication, and delivered or teletransmitted to the addresses set forth next to the signatures below, or to such other address as shall be designated by each Guarantor or Administrative Agent in written notice to the other party. All such notices and other communications shall be effective when delivered or teletransmitted to the above addresses.

     8.3 No Waiver; Remedies. No failure on the part of the Administrative
         -------------------
Agent, the L/C Issuer, or any Lender to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

     8.4 Right of Set-Off. Upon (a) the occurrence and during the continuance of
         ----------------
any Event of Default and (b) the acceleration of amounts payable under the Credit Agreement, the Administrative Agent, the L/C Issuer, and each Lender is hereby authorized at any time, to the fullest extent permitted by law, to set off and apply any deposits (general or special, time or demand, provisional or final, but excluding deposits that it knows or, with reasonable inquiry should know, are held by Borrower in a fiduciary capacity for the benefit of others) and other indebtedness owing by it to the account of each Guarantor against any and all of the obligations of each Guarantor under this Guaranty, irrespective of whether or not any demand shall have been made under this Guaranty and although such obligations may be contingent and unmatured. The Administrative Agent, the L/C Issuer, and each Lender agrees promptly to notify each Guarantor after any such set-off and application made by it, provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of setoff under this Section 8.4 are in addition to other rights and remedies (including, without limitation, other rights of set-off) which the Administrative Agent, the L/C Issuer, or the Lenders may have.

     8.5 Continuing Guaranty; Transfer of Interest. This Guaranty shall create a
         -----------------------------------------
continuing guaranty and shall (a) remain in full force and effect until payment in full and termination of the Guaranteed Obligations, (b) be binding upon each Guarantor, its successors, and assigns, and (c) inure, together with the rights and remedies of the Administrative Agent hereunder, to the benefit of the Administrative Agent, the L/C Issuer, the Lenders, and their respective successors and Eligible Assignees. Without limiting the generality of the foregoing clause, when any Lender assigns or otherwise transfers any interest held by it under the Credit Agreement or other Loan Document to any other Person, that other Person shall thereupon become vested with all the benefits held by such Lender under this Guaranty. Upon the payment in full and termination of the Guaranteed Obligations, the guaranty granted hereby shall terminate and all rights hereunder shall revert to each Guarantor to the extent such rights have not been applied pursuant to the terms hereof. Upon any such termination, the Administrative Agent shall, at each Guarantor's expense, execute and deliver to each Guarantor such documents as such Guarantor shall reasonably request and take any other actions reasonably requested to evidence or effect such termination.

     8.6 Governing Law.
         -------------

          (a) THIS GUARANTY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, the LAW OF THE STATE OF NEW YORK APPLICABLE TO GUARANTIES MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE; PROVIDED THAT THE SECURED PARTY SHALL
                                      --------
RETAIN ALL RIGHTS ARISING UNDER FEDERAL LAW.

          (b) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS GUARANTY OR ANY OTHER LOAN DOCUMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF SUCH STATE, AND BY EXECUTION AND DELIVERY OF THIS GUARANTY, EACH GUARANTOR CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF THOSE COURTS. EACH GUARANTOR IRREVOCABLY WAIVES

ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF ANY LOAN DOCUMENT OR OTHER DOCUMENT RELATED THERETO. EACH GUARANTOR WAIVES PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS, WHICH MAY BE MADE BY ANY OTHER MEANS PERMITTED BY THE LAW OF SUCH STATE.

     8.7 Waiver of Right to Trial by Jury. EACH PARTY TO THIS GUARANTY HEREBY
         --------------------------------
EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER ANY LOAN DOCUMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO ANY LOAN DOCUMENT, OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER FOUNDED IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS GUARANTY MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE SIGNATORIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

     Each of the Guarantors has caused this Guaranty to be duly executed as of the date first above written.

                                        GUARANTORS:
                                        -----------

                                        COINSTAR INTERNATIONAL, INC.


                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------

                                        Address:
                                                      --------------------------

                                                      --------------------------

                                        Attention:
                                                      --------------------------
                                        Telecopy No.:
                                                      --------------------------

                                                                       EXHIBIT F

                                     FORM OF
                               SECURITY AGREEMENT

     This Security Agreement dated as of April 18, 2002 (this "Agreement") is made by Coinstar, Inc., a Delaware corporation (the "Borrower"), and the undersigned subsidiaries of the Borrower (the Borrower and such undersigned subsidiaries collectively being referred to herein as the "Debtors") in favor of Bank of America, N.A. (the "Secured Party"), in its capacity as Administrative Agent for the benefit of itself, the Lenders, and the L/C Issuer referred to below.

                                  INTRODUCTION

     Reference is made to the Credit Agreement dated as of April 18, 2002 (as amended, restated, modified, or supplemented from time to time, the "Credit Agreement"), among the Borrower, each lender from time to time party thereto (each a "Lender" and collectively, the "Lenders"), and the Secured Party, as Administrative Agent and L/C Issuer. Each of the undersigned subsidiaries of the Borrower has entered into the Guaranty dated as of April 18, 2002 (as modified from time to time, the "Guaranty"), in favor of the Secured Party guaranteeing the payment of the obligations of the Borrower under the Credit Agreement. It is a condition precedent to the making of the Loans by the Lenders and the issuance of the Letters of Credit by the L/C Issuer that each Debtor shall have executed and delivered this Agreement to secure the obligations under Credit Agreement, the Guaranty, and the Other Loan Documents.

     Therefore, for the consideration expressed in the Credit Agreement and in order to induce the Lenders to make the Loans and the L/C Issuer to issue Letters of Credit, each Debtor jointly and severally agrees with the Secured Party as follows:

Section 1. Interpretation; Definitions.
           ---------------------------

     1.1 Terms defined above and elsewhere in this Agreement shall have their specified meanings. Capitalized terms used herein but not defined herein shall have the meanings specified by the Credit Agreement. Capitalized terms that are neither defined herein nor in the Credit Agreement shall have the meanings specified in Article 9 of the UCC.

     1.2 The following terms shall have the following meanings:

     "Collateral" has the meaning specified in Section 2.1.

     "Collateral Account" means any deposit account with the Secured Party which is designated, maintained, and under the sole control of the Secured Party and is pledged to the Secured Party and which has been established pursuant to the provisions of this Agreement for the purposes described in this Agreement including collecting, holding, disbursing, or applying certain funds, all in accordance with this Agreement. Each Debtor agrees to execute any documents reasonably requested by the Secured Party to create any Collateral Account and pledge it to the Secured Party.

     "Equipment" means all of each Debtor's present and future Equipment as such term is defined in Article 9 of the UCC, together with owned or leased fixtures, equipment, mobile equipment, vehicles, and inventory comprised of such items, wherever located, including containers, parts inventory, and all parts thereof and all accessions and additions thereto.

     "General Intangibles" means all of each Debtor's present and future General Intangibles as such term is defined in Article 9 of the UCC, including, without limitation, Payment Intangibles and Software as such terms are defined in
Article 9 of the UCC.

     "Intellectual Property" means all of each Debtor's present and future (a) patents and patent applications and the inventions and improvements described and claimed therein, trademarks, service marks, trade names, company names, business names, fictitious names, tradestyles, logos or other source or business identifiers, works of authorship in any tangible medium, copyright applications therefor, copyrights, all intellectual property rights arising in development of Debtor's business including all ideas, concepts, techniques, discoveries, inventions, processes, and works of authorship, designs, and the registrations and recordings thereof, including letters patent, registrations, recordings and applications in the United States Patent and Trademark Office, United States Register of Copyrights or in any similar office or agency of the United States, or other foreign country, any State thereof or any county or any political subdivision thereof, and licenses to use the Intellectual Property of third parties, including those patents, patent applications, trademarks and licenses listed on Schedule II attached hereto; (b) the reissues, divisions,
          -----------
continuations, renewals, extensions, and continuations-in-part of any of the foregoing; (c) all income, royalties, damages, and payments now or hereafter due and/or payable under any of the foregoing or with respect to any of the foregoing, including damages and payments for past, present, and future infringements of any of the foregoing; (d) the right to sue for past, present, and future infringements of any of the foregoing; and (e) all rights, title, interest, and goodwill associated with any of the foregoing throughout the world.

     "Inventory" means all of each Debtor's present and future Inventory as such term is defined in Article 9 of the UCC, wherever located, including, without limitation, inventory in the form of items of Equipment that are or become inventory, inventory in joint production with another person, inventory in which the Debtor has an interest as consignor, and inventory that is returned to or stopped in transit by the Debtor, all combinations and products thereof (including Comingled Goods), and any documents of title or warehouse receipts representing or purporting to represent the foregoing.

     "Investment Property" means all of each Debtor's present and future Investment Property as such term is defined in Article 9 of the UCC.

     "Proceeds" means all of each Debtor's present and future Proceeds as such term is defined in Article 9 of the UCC, including, without limitation, (a) proceeds of the Collateral, whether arising from the collection, sale, lease, exchange, assignment, licensing, or other disposition of the Collateral, (b) proceeds of any casualty or condemnation of the Collateral (including insurance proceeds and condemnation awards), (c) claims against third parties for impairment, loss, damage, or impairment of the value of the Collateral, and (d) rights under any insurance, indemnity, warranty, or guaranty of or for any of the foregoing, in each case whether represented as money, deposit accounts, accounts, general intangibles, securities, instruments, documents, chattel paper, inventory, equipment, fixtures, goods, or by other property.

     "Receivables" means collectively, all of each Debtor's present and future Letter-of-Credit Rights, Chattel Paper, Deposit Accounts, Documents, Payment Intangibles, Instruments, and Accounts as such terms are defined in Article 9 of the UCC, together with accounts from governmental agencies, chattel paper arising from the consignment, storage, and sale of Inventory, rights to payment under contracts, income tax refunds, and other rights to the payment of money.

     "Records" means all of each Debtor's present and future contracts, accounting records, files, computer files, computer programs, and other records related to the Collateral or any portion thereof.

     "Secured Obligations" means (a) all principal, interest, fees, reimbursements, indemnifications, and other amounts now or hereafter owed by the Borrower or any Debtor to the Secured Party, the Lenders, or the L/C Issuer under the Credit Agreement, the Notes, any Rate Hedging Agreements, and any other Loan Documents; and (b) any increases, extensions, and rearrangements of the foregoing obligations under any amendments, supplements, and other modifications of the agreements creating the foregoing obligations.

     "State of Organization" means, with respect to any Debtor, the state under whose laws such Debtor is organized, as listed on the attached Schedule I.
                                                               ----------

     "UCC" means the Uniform Commercial Code as in effect on the date hereof in the State of New York.

Section 2. Grant of Security Interest.
           --------------------------

     2.1 Grant of Security Interest. Each Debtor hereby grants to the Secured
         --------------------------
Party, for the benefit of the holders of the Secured Obligations, a security interest in all of such Debtor's present and future right, title, and interest in and to all personal property of such Debtor including, without limitation, the following property (collectively, the "Collateral") to secure the payment and performance of the Secured Obligations:

          All Equipment;

          All General Intangibles;

          All Intellectual Property;

          All Inventory;

          All Investment Property;

          All Proceeds;

          All Receivables; and

          All Records.

To the extent that the Collateral is not subject to the UCC, each Debtor collaterally assigns all of such Debtor's right, title, and interest in and to such Collateral to the Secured Party to secure the payment and performance of the Secured Obligations to the full extent that such a collateral assignment is possible under the relevant law. Notwithstanding the foregoing, to the extent that any Debtor owns equity interest in a Foreign Subsidiary, such Debtor's grant of a security interest in or collateral assignment of any rights with respect to such equity interests shall not exceed 65% of the total equity interest in such Foreign Subsidiary.

     2.2 Debtors Remain Liable. Anything herein to the contrary notwithstanding:
         ---------------------
(a) each Debtor shall remain liable under any contracts and agreements included in the Collateral of such Debtor to the extent set forth therein to perform such Debtor's obligations thereunder to the same extent as if this Agreement had not been executed; (b) the exercise by the Secured Party of any rights hereunder shall not release any Debtor from any obligations under any contracts and agreements included in the Collateral of such Debtor; and (c) the Secured Party shall not have any obligation under any contracts and agreements included in the Collateral of any Debtor by reason of this Agreement, nor shall the Secured Party be obligated to perform or fulfill any of the obligations of any Debtor thereunder, including any obligation to make any inquiry as to the nature or sufficiency of any payment that any Debtor may be entitled to receive thereunder, to present or file any claim, or to take any action to collect or enforce any claim for payment thereunder.

Section 3. General Provisions. Each Debtor represents and warrants to and agrees
           ------------------
with the Secured Party as follows:

     3.1 Ownership.
         ---------

          (a) Such Debtor has good and indefeasible title to the assets that comprise the Collateral of such Debtor as reflected in such Debtor's financial statements free from any liens, security interests, assignments, adverse claims, restrictions, or other encumbrances whatsoever except for the Permitted Liens. No effective recorded interest, financing statement, or similar recording or filing covering any part of the Collateral of such Debtor is on file in any recording office, except those filed in connection with the Permitted Liens. Such Debtor shall not, without the prior written consent of the Secured Party, grant any lien, security interest, assignment, restriction, claim, or other encumbrance on or against the Collateral, or lease, sell, or otherwise transfer any of such Debtor's rights in the Collateral except as otherwise permitted under this Agreement or the Credit Agreement.

          (b) Such Debtor shall promptly upon the request of the Secured Party, use best efforts to cause any mortgagee of real estate owned by such Debtor, any landlord of premises leased by such Debtor, and any warehouseman or other bailee on whose premises any Collateral of such Debtor may be located, to execute and deliver to the Secured Party instruments, in form and substance satisfactory to the Secured Party, by which such mortgagee, landlord, or warehouseman or other bailee waives its rights in the Collateral of such Debtor; provided that no Debtor shall be obligated to obtain any waivers from the operators of the retail locations where its automated coin counting machines are located pursuant to the terms of a Coinstar Installation Agreement.

     3.2 Perfection.
         ----------

          (a) As of the date of this Agreement, the true and correct name of such Debtor as listed on such Debtor's certificate of incorporation is the name specified for such Debtor on the signature pages of this Agreement. Such Debtor has had no prior names other than those listed for such Debtor on the attached
Schedule I. Such Debtor has not used and does not use any trade names other than
----------
those listed for such Debtor on the attached Schedule I. As of the date of this
                                             ----------
Agreement, such Debtor is organized under the laws of the State of Organization for such Debtor listed on the attached Schedule I. Without advance written
                                       ----------
notice to the Secured Party and reasonable opportunity for the Secured Party to take action to protect the Secured Party's interests hereunder, such Debtor shall not change such Debtor's name, reincorporate or otherwise reorganize, or change the jurisdiction of organization from the State of Organization of such Debtor.

          (b) A carbon, photographic, or other reproduction of this Agreement shall be sufficient as a financing statement and may be filed in any appropriate office in lieu thereof.

          (c) Debtor authorizes Secured Party to file one or more financing statements or other documents describing any or all of the Collateral in any filing or recording office.

     3.3 Priority.
         --------

          (a) The security interests created by this Agreement are first priority, subject only to the Permitted Liens, and such Debtor shall preserve and maintain the status of such security interests to the end that such security interests remain first priority security interests in the Collateral of such Debtor subject only to the Permitted Liens.

          (b) If the proceeds of the Secured Obligations are used to pay any indebtedness secured by prior liens, the Secured Party is subrogated to all of the rights and liens of the holders of such indebtedness.

     3.4 Further Assurances.
         ------------------

          (a) There are no actions, suits, proceedings, or investigations pending or, to the knowledge of such Debtor, threatened against or affecting such Debtor or the Collateral of such Debtor, or involving the validity or enforceability of this Agreement or the priority of the liens, security interests, or assignments created hereunder. If the validity or priority of this Agreement or of any liens, security interests, or assignments created or purported to be created hereunder or the title of such Debtor to any Collateral of such Debtor shall be endangered, questioned, or attacked or if any legal proceedings are instituted against such Debtor with respect thereto, such Debtor shall give prompt written notice thereof to the Secured Party, and the action proposed to be taken by such Debtor in connection therewith. Such Debtor shall not initiate any action with respect to such matters without granting the Secured Party advance written notice of such Debtor's intent to initiate such actions and the opportunity to consult with such Debtor regarding such Debtor's proposed actions. At the Secured Party's request, such Debtor shall take any actions reasonably requested by the Secured Party with respect to such matters, including diligently endeavoring to cure any defect existing or claimed and taking all necessary and desirable steps for the defense of any legal proceedings, including the employment of counsel, the prosecution or defense of litigation, and the release or discharge of all adverse claims. During the existence of an Event of Default, the Secured Party, whether or not named as a party to any legal proceedings, is authorized to take any additional steps as the Secured Party deems necessary or desirable for the defense of any such legal proceedings or the protection of the validity or priority of this Agreement and the liens, security interests, and assignments created hereunder, including the employment of independent counsel, the prosecution or defense of litigation, the compromise or discharge of any adverse claims made with respect to any Collateral of such Debtor and the payment or removal of prior liens or security interests, and the expenses of the Secured Party in taking such action shall be paid by such Debtor.

          (b) Such Debtor agrees that at any time such Debtor shall promptly execute and deliver all further agreements, including the Intellectual Property Security Agreement attached hereto as Exhibit A, and take all further action,
                                      ---------
that may be necessary or that the Secured Party may reasonably request, in order to further evidence the liens, security interests, and assignments granted or purported to be granted hereunder and perfect and protect the same or to enable the Secured Party to exercise and enforce the Secured Party's rights and remedies hereunder. Without limiting the foregoing, such Debtor shall, at the Secured Party's request, execute financing statements, assignments, notices, certificates of title and applications therefor, and such other documents and agreements as the Secured Party may reasonably request in order to perfect and preserve the security interests granted or purported to be granted hereunder. Such Debtor shall furnish to the Secured Party from time to time any statements and schedules further identifying and describing any Collateral of such Debtor and such other reports in connection with the Collateral of such Debtor as the Secured Party may reasonably request.

          (c) During the existence of an Event of Default, such Debtor agrees that, if such Debtor fails to perform under this Agreement, the Secured Party may, but shall not be obligated to, perform such Debtor's obligations under this Agreement, and any expenses incurred by the Secured Party in performing such Debtor's obligations shall be paid by such Debtor. Any such performance by the Secured Party may be made by the Secured Party in reasonable reliance on any statement, invoice, or claim, without inquiry into the validity or accuracy thereof. The amount and nature of any expense of the Secured Party hereunder shall be conclusively established by a certificate of any officer of the Secured Party absent manifest error.

          (d) Such Debtor irrevocably appoints the Secured Party as such Debtor's attorney in fact, with full authority to act during the existence of an Event of Default for such Debtor and in the name of such Debtor, to take any action and execute any agreement which the Secured Party deems necessary or advisable to accomplish the purposes of this Agreement, including the matters that the Secured Party is expressly authorized to take pursuant to this Agreement (including the matters described in paragraph (c) above), and instituting proceedings the Secured Party deems necessary or desirable to enforce the rights of the Secured Party with respect to this Agreement.

          (e) The powers conferred upon the Secured Party under this Agreement are solely to protect the Secured Party's rights under this Agreement and shall not impose any duty upon it to exercise any such powers. Except as elsewhere provided hereunder, the Secured Party shall have no duty as to any of the Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to the Collateral.

     3.5 Insurance. With respect to any casualty or condemnation to the
         ---------
Collateral, all proceeds of such casualty or condemnation which are due to such Debtor, including any property insurance proceeds, condemnation awards, proceeds from actions, and any other proceeds, shall be paid directly to such Debtor, provided, however, that during the continuance of any Event of Default, such proceeds are assigned to the Secured Party and shall be paid directly to the Secured Party for disposition as directed by the Secured Party.

Section 4. General Remedies. During the existence of an Event of Default, the
           ----------------
Secured Party may, at the Secured Party's option, exercise one or more of the remedies specified elsewhere in this Agreement and the following remedies:

     4.1 Interim Remedies.
         ----------------

          (a) To the extent permitted by law, the Secured Party may exercise all the rights and remedies of a secured party under the UCC.

          (b) The Secured Party may prosecute actions in equity or at law for the specific performance of any covenant or agreement herein contained or in aid of the execution of any power herein granted or for the enforcement of any other appropriate legal or equitable remedy.

          (c) The Secured Party may require any Debtor to promptly assemble any tangible Collateral of such Debtor and make it available to the Secured Party at a place to be designated by the Secured Party. The Secured Party may occupy any premises owned or leased by any Debtor where any Collateral is assembled for a reasonable period in order to effectuate the Secured Party's rights and remedies hereunder or under law, without obligation to any Debtor with respect to such occupation.

     4.2  Foreclosure.
          -----------

          (a) The Secured Party may foreclose on any Collateral in any manner permitted by the courts of or in the State of New York or the State in which any Collateral is located. If the Secured Party should institute a suit for the collection of the Secured Obligations and for foreclosure under this Agreement, the Secured Party may at any time before the entry of a final judgment dismiss the same, and take any other action permitted by this Agreement.

          (b) To the extent permitted by law, the Secured Party may exercise all the foreclosure rights and remedies of a secured party under the UCC. In connection therewith, the Secured Party may sell any Collateral at public or private sale, at the office of the Secured Party or elsewhere, for cash or credit and upon such other terms as the Secured Party deems commercially reasonable. The Secured Party may sell any Collateral at one or more sales, and the security interest granted hereunder shall remain in effect as to the unsold portion of the Collateral. Each Debtor agrees that to the extent permitted by law, such sales may be made without notice. If notice is required by law, each Debtor hereby deems ten days advance notice of the time and place of any public or private sale reasonable notification, recognizing that if any portion of the Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, shorter notice may be reasonable. The Secured Party shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Secured Party may adjourn any sale by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was adjourned. In the event that any sale hereunder is not completed or is defective in the opinion of the Secured Party, the Secured Party shall have the right to cause subsequent sales to be made hereunder. Any statements of fact or other recitals made in any bill of sale, assignment, or other document representing any sale hereunder, including statements relating to the occurrence of an Event of Default, acceleration of the Secured Obligations, notice of the sale, the time, place, and terms of the sale, and other actions taken by the Secured Party in relation to the sale may be conclusively relied upon by the purchaser at any sale hereunder. The Secured Party may delegate to any agent the performance of any acts in connection with any sale hereunder, including the sending of notices and the conduct of the sale.

     4.3  Application of Proceeds.
          -----------------------

          (a) Unless otherwise specified herein, any cash proceeds received by the Secured Party from the sale of, collection of, or other realization upon any part of the Collateral or any other amounts received by the Secured Party hereunder may be, at the reasonable discretion of the Secured Party (i) held by the Secured Party in one or more Collateral Accounts as cash collateral for the Secured Obligations or (ii) applied to the Secured Obligations.

          (b) Amounts applied to the Secured Obligations shall be applied in the following order:

          First, to the payment of the costs and expenses of exercising the Secured Party's rights hereunder, whether expressly provided for herein or otherwise; and

          Second, to the payment of the Secured Obligations in the order set forth by the Secured Party.

Any surplus cash collateral or cash proceeds held by the Secured Party after payment in full of the Secured Obligations and the termination of any commitments of the Secured Party to any Debtor shall be paid over to such Debtor or to whomever may be lawfully entitled to receive such surplus.

     4.4 Waiver of Certain Rights. To the full extent each Debtor may do so,
         ------------------------
such Debtor shall not insist upon, plead, claim, or take advantage of any law providing for any appraisement, valuation, stay, extension, or redemption, and such Debtor hereby waives and releases the same, and all rights to a marshaling of the assets of such Debtor, including the Collateral of such Debtor, or to a sale in inverse order of alienation in the event of foreclosure of the liens and security interests hereby created. Such Debtor shall not assert any right under any law pertaining to the marshaling of assets, sale in inverse order of alienation, the administration of estates of decedents or other matters whatever to defeat, reduce, or affect the right of the Secured Party under the terms of this Agreement.

     4.5 Remedies Cumulative. The Secured Party's remedies under this Agreement
         -------------------
and the Loan Documents shall be cumulative, and no delay in enforcing this Agreement and the Loan Documents shall act as a waiver of the Secured Party's rights hereunder.

Section 5. Equipment. Each Debtor hereby represents and warrants to and agrees
           ---------
with the Secured Party as follows:

     5.1  Ownership.
          ---------

          (a) Such Debtor has good and indefeasible title to the Equipment of such Debtor, free from any liens, security interests, assignments, adverse claims, restrictions, or other encumbrances whatsoever except the Permitted Liens.

          (b) Such Debtor may not sell or otherwise dispose of the Equipment of such Debtor except in accordance with Section 7.05 of the Credit Agreement.

     5.2  Perfection.
          ----------

          (a) Such Debtor shall provide the Secured Party with advance written notice of any material purchases or acquisitions of any railroad rolling stock, ships, or aircraft and the opportunity to perfect a first priority security interest in any such Equipment, subject to any Permitted Liens. No material amount of the Equipment of such Debtor is in the form of fixtures except where the owner of the real property to which the fixtures are attached has executed a lien waiver in favor of the Secured Party.

          (b) Such Debtor shall not move any Equipment into any jurisdiction that would result in the loss of perfection of the Secured Party's Lien on such Equipment unless such Debtor has provided the Secured Party with advance notice of the designation referencing this Agreement and the opportunity to perfect a first priority security interest in any Equipment located at such location in accordance with the terms of this Agreement, or unless such Equipment is being used at such location in the ordinary course of business, but in no event shall any of the Equipment of such Debtor be kept at such location for more than four consecutive months.

          (c) The filed financing statements in favor of the Secured Party filed in the applicable jurisdictions against the name of such Debtor are the only filings or recordings necessary to perfect the security interests purported to be granted hereunder on the Equipment, and no other filing, recording, authorization, consent, or other action is necessary to allow such Debtor to perform such Debtor's obligations hereunder with respect to such Collateral or to permit the Secured Party to exercise the Secured Party's rights and remedies hereunder with respect to such Collateral; provided that no Debtor shall be obligated to obtain any consents from the operators of the retail locations where its automated coin counting machines are located pursuant to the terms of a Coinstar Installation Agreement.

     5.3 Value. The Equipment of such Debtor is in good working order and such
         -----
Debtor shall maintain and preserve the Equipment in good working order and shall make all repairs, replacements, and restorations that are necessary or desirable to that end.

     5.4 Default and Remedies. During the existence of an Event of Default, the
         --------------------
Secured Party may take control of any Equipment of such Debtor, and such Debtor shall transfer to the Secured Party or execute in favor of the Secured Party any documents necessary to take control of such Equipment. If such Debtor fails to do so, the Secured Party may execute any documents reasonably necessary to take such control of such Equipment. The Secured Party shall have no obligation to take any action to assemble or otherwise take control of the Collateral, whether for the purposes of sale or otherwise.

Section 6. Inventory. Each Debtor represents and warrants to and agrees with the
           ---------
Secured Party as follows:

     6.1 Ownership. Such Debtor may sell any Inventory of such Debtor in the
         ---------
ordinary course of business.

     6.2  Perfection.
          ----------

          (a) Such Debtor does not and shall not distribute or sell any Inventory of such Debtor on consignment. Such Debtor shall not move the Inventory of such Debtor into any jurisdiction which would result in loss of perfection of the Secured Party's Lien on such Inventory unless such Debtor has provided the Secured Party with advance notice of the designation referencing this Agreement and the opportunity to perfect a first priority security interest in any Inventory located at such location in accordance with the terms of this Agreement, or unless such Inventory is being distributed in the ordinary course of business. The filed financing statements in favor of the Secured Party filed against the name of such Debtor are the only filings or recordings necessary to perfect the security interests purported to be granted hereunder on the Inventory of such Debtor, and no other filing, recording, authorization, consent, or other action is necessary to allow such Debtor to perform such Debtor's obligations hereunder with respect to such Collateral of such Debtor or to permit the Secured Party to exercise the Secured Party's rights and remedies hereunder with respect to such Collateral of such Debtor.

          (b) No document has been issued representing title to the Inventory of such Debtor. If disposition of any Inventory of such Debtor gives rise to any documents, such Debtor shall promptly inform the Secured Party thereof and deliver the documents to the Secured Party with all necessary endorsements and assignment agreements requested by the Secured Party, or at the request of the Secured Party negotiate the same to the Secured Party.

6.3 Value. The Inventory of such Debtor is and will be of good and merchantable
    -----
quality, free from material defects. Such Debtor shall maintain and protect the Inventory of such Debtor in accordance with such Debtor's current practices.

     6.3 Default and Remedies. During the existence of an Event of Default, the
         --------------------
Secured Party may take control of Inventory of such Debtor held by bailees, warehousemen, or similar parties, and such Debtor shall transfer to the Secured Party or execute in favor of the Secured Party any documents necessary to take control of such Inventory. If such Debtor fails to do so, the Secured Party may execute any documents reasonably necessary to take such control of such Inventory. The Secured Party shall have no obligation to take any action to assemble or otherwise take control of the Collateral, whether for the purposes of sale or otherwise.

Section 7. Receivables, Investment Property, and General Intangibles. Each
           ---------------------------------------------------------
Debtor represents and warrants to and agrees with the Secured Party as follows:

     7.1  Perfection.
          ----------

          (a) The filed financing statements in favor of the Secured Party filed against the name of such Debtor are the only filings or recordings necessary to perfect the security interests purported to be granted hereunder on the Receivables of such Debtor in the form of Accounts and Payment Intangibles, and no other filing, recording, authorization, consent, or other action is necessary to allow such Debtor to perform such Debtor's obligations hereunder with respect to such Collateral or to permit the Secured Party to exercise the Secured Party's rights and remedies hereunder with respect to such Collateral.

          (b) Upon written request of the Secured Party, each Debtor shall take such actions as the Secured Party may reasonably request to permit the Secured Party to perfect a first priority security interest subject only to the Permitted Liens in any Receivables, Investment Property, and General Intangibles of such Debtor including delivery of chattel paper to the Secured Party with all necessary endorsements and delivery of assignment and/or control agreements requested by the Secured Party.

     7.2 Value. Such Debtor shall use commercially reasonable efforts to collect
         -----
payments on the Receivables, Investment Property, and General Intangibles of such Debtor when due. Unless otherwise specified herein, such Debtor shall use commercially reasonable efforts to perform such Debtor's obligations under each contract giving rise to any Receivables, Investment Property, and General Intangibles of such Debtor.

     7.3 Collection Covenants. Borrower shall cause the coins it receives from
         --------------------
its automated coin counting machines to continue to be collected in a manner consistent with its current collection practices, and shall always insure that all coins are collected within the time period required under the installation agreement applicable to such machine. Borrower shall cause the deposits it receives from the collection of coins to be transferred to Borrower's bank account with the Secured Party within two Business Days of such funds being deposited into any of Borrower's other bank accounts; provided, however, all amounts that are paid to the retailer in accordance with the terms of the installation agreement prior to the expiration of such two Business Day period are exempt from the foregoing transfer obligation.

     7.4  Default and Remedies
          --------------------

          (a) During the existence of an Event of Default, the Secured Party may establish Collateral Accounts for the purpose of collecting the Receivables of such Debtor and holding the proceeds thereof, and may direct such Debtor to instruct all account debtors and obligors on the Receivables of such Debtor to make all payments on such Receivables directly to the Secured Party for deposit into such Collateral Account. After such direction to such Debtor and until such direction has been rescinded, all collections and proceeds of the Receivables of such Debtor shall be directed to such Collateral Accounts. All proceeds of the Receivables of such Debtor that may from time to time come into the possession of such Debtor shall be held in trust for the Secured Party, segregated from the other funds of such Debtor, and delivered immediately to the Secured Party in the form received with any necessary endorsement for deposit into such Collateral Account, such delivery in no event to be later than one Business Day after receipt thereof by such Debtor. In addition, such Debtor shall not adjust, settle, or compromise the amount or payment of any Receivable of such Debtor, release wholly or partly any account debtor or obligor for any Receivable of such Debtor, or allow any credit or discount on any Receivable of such Debtor, without the advance written consent of the Secured Party.

          (b) In connection with the foregoing, the Secured Party shall have the right at any time during the existence of an Event of Default to take any of the following actions, in the Secured Party's own name or in the name of such
Debtor: change the accounts that shall be the Collateral Accounts for the Receivables of such Debtor; compromise or extend the time for payment of the Receivables of such Debtor upon such terms as the Secured Party may determine; endorse the name of such Debtor on checks, instruments, or other evidences of payment on the Receivables of such Debtor; make written or verbal requests for verification of amount owing on the Receivables of such Debtor from any Persons which the Secured Party believes are account debtors or obligors on the Receivables of such Debtor; open mail addressed to such Debtor and, to the extent of checks or other proceeds of the Receivables of such Debtor, dispose of same in accordance with this Agreement; take action in the Secured Party's name or such Debtor's name to enforce collection; and take all other action necessary to carry out this Agreement and give effect to the Secured Party's rights hereunder. Reasonable costs and expenses incurred by the Secured Party in collection and enforcement of the Receivables of such Debtor, including attorneys' fees and out-of-pocket expenses, shall be reimbursed by such Debtor to the Secured Party on demand.

Section 8. Intellectual Property. Each Debtor represents and warrants to and
           ---------------------
agrees with the Secured Party as follows:

     8.1 Ownership. All Intellectual Property is subsisting and has not been
         ---------
adjudged invalid or unenforceable. To the best of Debtor's knowledge, all of the Intellectual Property is valid and enforceable. No claim has been made that the use of any of the Intellectual Property does or may violate the rights of any third person. The Debtor has used, and will continue to use, proper statutory notice in connection with its use of the Intellectual Property and consistent standards of quality in its manufacture of products sold under the Intellectual Property.

     8.2  Perfection.
          ----------

          (a) Debtor shall not take any action, or permit any action to be taken by others, including licensees, or fail to take any action or permit any other to fail to take any action if such action or failure to act could reasonably be expected to cause an event, occurrence or condition which could reasonably be expected to have a material adverse change on (i) the business, operations, or financial condition of the Debtor or (ii) the Debtor's ability to perform its obligations under the Loan Documents.

          (b) Whenever any of the Intellectual Property is used by or on behalf of the Debtor in a country where affixing a trademark notice is mandatory, the Debtor shall affix or cause to be affixed a notice that the mark is a trademark, a service mark or is registered, which notice shall be in a form accepted or required by the trademark marking laws of each country in which the mark is so used.

          (c) If requested by the Secured Party, the Debtor shall take all reasonable and necessary steps to prosecute any trademark applications with respect to the Intellectual Property pending as of the date of this Agreement or thereafter to make federal application on registrable but unregistered Intellectual Property, to file and prosecute opposition and cancellation proceedings, to maintain a suit to stop any infringement or any other suit, action or proceedings brought against the Debtor relating to, concerned with or affecting the Intellectual Property and to do any and all material acts which are reasonably necessary or desirable to preserve and maintain all rights in the Intellectual Property. Upon the Secured Party's request, the Debtor shall provide the Secured Party with a complete status report of all Intellectual Property and upon request by the Secured Party, the Debtor shall deliver to the Secured Party, copies of any such Intellectual Property and other documents concerned with or related to the prosecution, protection, maintenance, enforcement and issuance of the Intellectual Property.

     8.3 Default and Remedies. During the existence of an Event of Default, the
         --------------------
Debtor hereby grants to the Secured Party an exclusive, nontransferable right and license in the Intellectual Property, such license including but not limited to use of the Intellectual Property on and in connection with products sold by the Debtor, the Secured Party or other authorized parties, wherein all such use by any party shall inure to the benefit of the Secured Party.

Section 9. Miscellaneous.
           -------------

     9.1  Choice of Law.
          -------------

          (a) THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, the LAW OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE; PROVIDED THAT THE SECURED PARTY SHALL
                                      --------
RETAIN ALL RIGHTS ARISING UNDER FEDERAL LAW.

          (b) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF SUCH STATE, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH OF THE SECURED PARTY AND EACH DEBTOR CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF THOSE COURTS. THE SECURED PARTY AND EACH DEBTOR IRREVOCABLY WAIVE ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF ANY LOAN DOCUMENT OR OTHER DOCUMENT RELATED THERETO. THE SECURED PARTY AND EACH DEBTOR WAIVE PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS, WHICH MAY BE MADE BY ANY OTHER MEANS PERMITTED BY THE LAW OF SUCH STATE.

     9.2 Notice. All notices and other communications from the Secured Party to
         ------
any Debtor provide for in this Agreement shall be delivered or transmitted to the Borrower, and shall be deemed delivered to any such Debtor upon delivery to the Borrower. All notices and other communications between the parties provided for in this Agreement shall be in the manner and to the addresses set forth in the Credit Agreement.

     9.3 General. If any provision in this Agreement is held to be
         -------
unenforceable, such provision shall be severed and the remaining provisions shall remain in full force and effect. All representations, warranties, and covenants of each Debtor in this Agreement shall survive the execution of this Agreement, any of the Loan Documents, and any other contract or agreement. If a due date for an amount payable is not specified in this Agreement, the due date shall be the date on which the Secured Party demands payment therefor. The Secured Party's remedies under this Agreement and the other Security Documents shall be cumulative, and no delay in enforcing this Agreement and the other Loan Documents shall act as a waiver of the Secured Party's rights hereunder or thereunder. The provisions of this Agreement may be waived or amended only in a writing signed by the party against whom enforcement is sought. This Agreement shall bind and inure to the benefit of each Debtor and the Secured Party and their respective successors and assigns. No Debtor may assign its rights or delegate its duties under this Agreement. The Secured Party may assign its rights and delegate its duties under this Agreement in accordance with the terms of the Credit Agreement. This Agreement may be executed in multiple counterparts each of which shall constitute one and the same agreement.

     9.4 Waiver of Right to Trial by Jury. EACH PARTY TO THIS AGREEMENT HEREBY
         --------------------------------
EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER ANY LOAN DOCUMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO ANY LOAN DOCUMENT, OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER FOUNDED IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE SIGNATORIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

THIS WRITTEN AGREEMENT AND THE LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

     EXECUTED as of the date first above written.

                                 COINSTAR, INC.


                                 By:
                                    --------------------------------------------
                                 Name:
                                      ------------------------------------------
                                 Title:
                                       -----------------------------------------


                                 COINSTAR INTERNATIONAL, INC.


                                 By:
                                    --------------------------------------------
                                 Name:
                                      ------------------------------------------
                                 Title:
                                       -----------------------------------------


                                 BANK OF AMERICA, N.A., as Administrative Agent


                                 By:
                                    --------------------------------------------
                                 Name:
                                      ------------------------------------------
                                 Title:
                                       -----------------------------------------

                                   Schedule I
                              to Security Agreement

     Collateral Information

1.   Prior Names:

2.   Trade Names:

3.   State of Organization:

                                   Schedule II
                              to Security Agreement

                              Intellectual Property
                              ---------------------

a.   Patents.
     -------

b.   Patent Applications.
     -------------------

c.   Trademarks.
     ----------

d.   Licenses.
     --------

                                    Exhibit A
                              to Security Agreement

                                     FORM OF
                    INTELLECTUAL PROPERTY SECURITY AGREEMENT

     This Agreement dated effective as of April 18, 2002, by and between Coinstar, Inc., a Delaware corporation with principal offices at 1800 114th Avenut SE, Bellevue, Washington 98004 (the "Debtor"), and Bank of America, N.A. with offices at 700 Louisiana, Houston, Texas 77002 (the "Secured Party"), in its capacity as Administrative Agent for the benefit of itself, the Lenders, and the L/C Issuer referred to below.

     WHEREAS, the Debtor is the owner of certain rights, title and interest in and to the inventions and their associated patent registrations and applications described on Schedule A attached to and made a part of this Agreement (the "Patents");

     WHEREAS, the Debtor is the owner of certain rights, title and interest in and to the associated trademark registrations and applications described on Schedule B attached to and made a part of this Agreement (the "Trademarks");

     WHEREAS, the Secured Party is interested in acquiring a security interest in the Patents and Trademarks from the Debtor, and the Debtor is interested in granting such a security interest in the Patents and Trademarks to the Secured Party.

     NOW, THEREFORE, the Debtor, for the sum of one United States dollar and other good and valuable consideration, the receipt, adequacy and sufficiency of which are acknowledged by the Debtor:

     Hereby grants to the Secured Party, its successors and assigns, a security interest in the Assignor's entire right, title, interest, and goodwill associated therewith in and to the Patents and Trademarks;

     Will, upon written request of the Secured Party, its successors and assigns, execute reasonable documents to perfect the Secured Party's security interest in the Patents and Trademarks; and

     Hereby represents and warrants that it is the owner of the rights granted herein and has full power and authority to grant a security interest in the Patents and Trademarks.

     IN WITNESS WHEREOF, the Debtor has given legal effect to this Agreement by its duly authorized representative.

                                 COINSTAR, INC.,


                                 By:
                                      ------------------------------------------
                                 Name:
                                        ----------------------------------------
                                 Title:
                                         ---------------------------------------
STATE OF WASHINGTON)

                   )ss.
COUNTY OF {County} )

     I certify that I know or have satisfactory evidence that {Name} is the person who appeared before me, and said person acknowledged that signed this instrument, on oath stated that {he is/she is/they are} authorized to execute the instrument and acknowledged it as the to be {his/her} free and voluntary act of such parties for the uses and purposes mentioned in this instrument.

DATED:
      -------------------------- -----------------------------------------------

                                 Print Name:
                                            ------------------------------------
                                 NOTARY PUBLIC for the State of Washington, residing at

                                 -----------------------------------------------

                                 My appointment expires:

                                 -----------------------------------------------

                                   Schedule A
                   to Intellectual Property Security Agreement

                  United States Patents and Patent Applications

                                  U.S. PATENTS
                                  ------------

                            U.S. PATENT APPLICATIONS
                            ------------------------

                                   Schedule B
                   to Intellectual Property Security Agreement

                            United States Trademarks

                                                                       EXHIBIT G

                                     FORM OF
                                PLEDGE AGREEMENT

     This Pledge Agreement dated as of April 18, 2002 ("Agreement") is between Coinstar, Inc., a Delaware corporation (the "Debtor"), and Bank of America, N.A. (the "Secured Party"), in its capacity as Administrative Agent for the benefit of itself, the Lenders, and the L/C Issuer referred to below.

                                  INTRODUCTION

     Reference is made to the Credit Agreement dated as of April 18, 2002 (as amended, restated, modified, or supplemented from time to time, the "Credit Agreement"), among the Debtor, each lender from time to time party thereto (each a "Lender" and collectively, the "Lenders"), and the Secured Party, as Administrative Agent and L/C Issuer. It is a condition precedent to the effectiveness of the Credit Agreement that the Debtor secure its obligations under the Credit Agreement and the other Loan Documents with this Agreement.

     Therefore, for the consideration expressed in the Credit Agreement and in order to induce the Lenders to make the Loans and the L/C Issuer to issue Letters of Credit, the Debtor agrees with the Secured Party as follows:

Definitions.
------------
Terms defined above and elsewhere in this Agreement shall have their specified meanings. Capitalized terms used herein but not defined herein shall have the meanings specified by the Credit Agreement. Capitalized terms that are neither defined herein nor in the Credit Agreement shall have the meanings specified in
Article 9 of the UCC.

The following terms shall have the following meanings:

     "Collateral" means all of the Debtor's present and future right, title, and interest in the Pledged Securities, Records, and Proceeds.

     "Pledged Securities" means all of the shares of stock described on Schedule I to this Agreement and all additional shares of stock of each issuer of such shares of stock issued to Debtor, together with all dividends, distributions, cash, instruments, and other proceeds from time to time received or otherwise distributed in respect of the foregoing, including stock rights, options, warrants, rights to subscribe, dividends, liquidating dividends, stock dividends, new securities or other properties or benefits to which the Debtor may become entitled to receive on account of such property.

     "Proceeds" means all of Debtor's present or future Proceeds of the Collateral as the term Proceeds is defined in Article 9 of the UCC including without limitation all present and future Proceeds of the Pledged Securities, whether arising from the collection, sale, exchange, assignment, or other disposition of any Pledged Securities, the realization upon any Pledged Securities, or any other transaction or occurrence, including all claims of Debtor against third parties for impairment, loss, or damage to any Pledged Securities, all proceeds payable under any put, call, hedge, or other protection for the value of any Pledged Securities, and all rights under any indemnity, warranty, or guaranty of or for any of the foregoing, whether such proceeds are represented as money, deposit accounts, accounts, general intangibles, securities, investment property, instruments, documents, chattel paper, inventory, equipment, fixtures, goods, or by other property.

     "Records" means all of the Debtor's present and future contracts, accounting records, files, computer files, computer programs, and other records relating to the Collateral or any portion thereof.

     "Secured Obligations" means (a) all principal, interest, fees, reimbursements, indemnifications, and other amounts now or hereafter owed by the Debtor or the other Loan Parties to the Secured Party, the Lenders, and the L/C Issuer under the Credit Agreement, the Notes, any Rate Hedging Agreements, and the other Loan Documents and, (b) any increases, extensions, and rearrangements of the foregoing obligations under any amendments, supplements, and other modifications of the agreements creating the foregoing obligations.

     "State of Organization" means Delaware.

     "UCC" means the Uniform Commercial Code as in effect on the date hereof in the State of New York.

Pledge.
-------
Pledge. The Debtor hereby pledges to the Secured Party, for the benefit of the
------
holders of the Secured Obligations, all of the Debtor's right, title, and interest in interest in and to the Collateral to secure the payment and performance of the Secured Obligations.
Debtor Remains Liable. Anything herein to the contrary notwithstanding: (a) the
---------------------
Debtor shall remain liable under the contracts and agreements included in the Collateral to the extent set forth therein to perform its obligations thereunder to the same extent as if this Agreement had not been executed; (b) the exercise by Secured Party of any rights hereunder shall not release Debtor from any obligations under the contracts and agreements included in the Collateral; and
(c) Secured Party shall not have any obligation under the contracts and agreements included in the Collateral by reason of this Agreement, nor shall Secured Party be obligated to perform or fulfill any of the obligations of the Debtor thereunder, including any obligation to make any inquiry as to the nature or sufficiency of any payment Debtor may be entitled to receive thereunder, to present or file any claim, or to take any action to collect or enforce any claim for payment thereunder.

General Provisions. The Debtor represents and warrants to and agrees with the
------------------
Secured Party as follows:

Ownership.
---------
          As of the date of this Agreement, each issuer of any Pledged Securities has no outstanding capital stock or other securities except those shown on Schedule I. The Pledged Securities constitute the percentages reflected
         ----------
on Schedule I of the issued and outstanding shares of capital stock of each
   ----------
issuer thereof.

          The Debtor has good and indefeasible title to the Collateral free from any liens, security interests, assignments, options, adverse claims, restrictions, and other encumbrances whatsoever, except for Permitted Liens.

          The shares of stock representing the Pledged Securities are duly authorized and validly issued and are fully paid and nonassessable.

          The Debtor has the right to vote, pledge, and grant a security interest in or otherwise transfer the Collateral free of any Liens, except for Permitted Liens.

          The pledge of the Collateral does not violate (i) the articles or bylaws of the issuers of the Collateral, or any indenture, mortgage, bank loan, or credit agreement to which the Debtor is a party or by which any of its respective properties or assets may be bound, or (ii) any restriction on such transfer or encumbrance of the Collateral.

          No effective pledge or other transfer regarding the Pledged Securities is in effect. No recorded financing statement or similar recording or filing covering any part of the Collateral is in effect or on file in any recording office, except those filed in connection with this Agreement. There are no restrictions upon the voting rights associated with, or upon the transfer of, any of the Collateral.

          No consent of any other Person and no authorization, approval, or other action by, and no notice to or filing with, any regulatory body, that has not occurred, is required either (i) for the pledge by the Debtor of the Collateral pursuant to this Agreement or for the execution, delivery, or performance of this Agreement by the Debtor (except to the extent that financing statements may be required under the UCC to be filed in order to maintain a perfected security interest in the Collateral) or (ii) for the exercise by the Secured Party of the voting or other rights provided for in this Agreement or the remedies in respect of the Collateral pursuant to this Agreement (except as may be required in connection with such disposition by laws affecting the offering and sale of securities generally).

          The Debtor shall not, without the prior written consent of the Secured Party, grant any lien, security interest, assignment, option, restriction, claim, or other encumbrance on or against the Collateral, or lease, sell, assign, or otherwise transfer any of its rights in the Collateral, except (a) as permitted under the Credit Agreement, or (b) to the Secured Party pursuant to the terms of this Agreement.

Perfection.
----------
          All certificates or instruments representing the Pledged Securities are correctly described in the definition of "Pledged Securities" and have been delivered to the Secured Party in a form suitable for transfer by delivery, or accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to the Secured Party, and Debtor shall deliver to the Secured Party in such manner all certificates and instruments representing the Pledged Securities acquired by the Debtor after the date of this Agreement. The Debtor waives any provision of the organizational documents applicable to the Pledged Securities prohibiting or otherwise restricting the grant of the security interest hereunder. No other authorization, approval, or other action is necessary to perfect such security interests granted or purported to be granted hereunder, to allow the Debtor to perform its obligations hereunder, or to permit the Secured Party to exercise its rights and remedies hereunder (except as may be required in connection with such disposition by laws affecting the offering and sale of securities generally), except for those that have been obtained, and no consent of any Person is required for the pledge by the Debtor of the Collateral pledged hereunder.

          As of the date of this Agreement, the true and correct name of the Debtor as listed on the Debtor's certificate of incorporation is the name specified for the Debtor on the signature pages of this Agreement. The Debtor has had no prior names other than those listed for the Debtor on the attached
Schedule II. The Debtor has not used and does not use any trade names other than
-----------
those listed on the attached Schedule II. As of the date of this Agreement, the
                             -----------
Debtor is organized under the laws of the State of Organization. Without advance written notice to the Secured Party and reasonable opportunity for the Secured Party to take action to protect the Secured Party's interests hereunder, the Debtor shall not change its name, reincorporate or otherwise reorganize, or change the jurisdiction of organization of the Debtor from the State of Organization.

          A carbon, photographic, or other reproduction of this Agreement shall be sufficient as a financing statement and may be filed in any appropriate office in lieu thereof.

          Upon the filing of financing statements in the jurisdictions set forth on the attached Schedule II, the security interests granted to the Secured Party
                -----------
hereunder will constitute valid first-priority perfected security interests in all Collateral with respect to which a security interest can be perfected by the filing of a financing statement.

Priority.
--------
          The security interest created by this Agreement is first priority, and the Debtor shall preserve and maintain the status of such security interest to the end that the security interest of the Secured Party shall remain a first priority security interest in the Collateral.

          If the proceeds of the Secured Obligations are used to pay any indebtedness secured by prior liens, the Secured Party is subrogated to all of the rights and liens of the holders of such indebtedness.

Use and Condition.
-----------------
          The Debtor agrees that it will cause each issuer of any Pledged Securities not to issue any stock or other securities in addition to or in substitution for the Pledged Securities existing as of the date hereof that are listed on Schedule I.
          ----------

          Debtor agrees that it shall not (i) sell, assign, or otherwise dispose of, or grant any option with respect to, any of the Collateral, except as permitted by the Credit Agreement, or (ii) create or permit to exist any Lien upon or with respect to any of the Collateral, except for Permitted Liens.

          Any (i) non-cash dividends, instruments, documents, chattel paper, and other property received or otherwise distributed in respect of or in substitution for any Pledged Securities; (ii) cash dividends and other distributions in connection with a partial or total liquidation or dissolution of an issuer of any Pledged Securities or in connection with a reduction of capital, capital surplus, or paid-in-surplus of an issuer of any Pledged Securities; and (iii) cash distributed in respect of a redemption of principal of, or in exchange for, any Pledged Securities, shall be promptly delivered to the Secured Party for disposition and shall, if received by the

Debtor, be received in trust for the benefit of the Secured Party, be segregated from the other property or funds of the Debtor, and be promptly delivered to the Secured Party as Collateral in the same form as so received, with any necessary endorsement.

          Notwithstanding the pledge in Section 2.1, so long as no Event of Default shall have occurred and be continuing, the Debtor shall be entitled to receive and retain any and all cash dividends distributed in respect of the Pledged Securities and to exercise any voting and other consensual rights pertaining to the Pledged Securities for any purpose not inconsistent with the terms of this Agreement; provided, that the Debtor shall not exercise or shall refrain from exercising any such right if, in the Secured Party's judgment, such action would have a materially adverse effect on the value of the Pledged Securities. The Secured Party shall execute and deliver (or cause to be executed and delivered) to the Debtor all proxies and other instruments that the Debtor may reasonably request to enable the Debtor to exercise the voting and other rights which it is entitled to exercise hereunder and to receive the dividends or interest payments which it is authorized to receive and retain hereunder.

Further Assurances.
------------------
          The Debtor agrees that at any time, and at the expense of the Debtor, the Debtor shall promptly execute and deliver all further instruments, agreements, and other related documents, and take all further action that may be necessary or that the Secured Party may reasonably request in order to further evidence the security interests granted or purported to be granted hereunder and perfect and protect the same or to enable the Secured Party to exercise and enforce its rights and remedies hereunder. Without limiting the foregoing, the Debtor shall (i) mark conspicuously any tangible Collateral with a legend, in form and substance satisfactory to the Secured Party, indicating that such Collateral is subject to the security interest granted or purported to the granted hereunder, and (ii) execute stock powers, pledge registration requests, financing statements, amendments and continuations of financing statements, and such other documents and agreements as the Secured Party may reasonably request in order to perfect and preserve the security interests granted or purported to be granted hereunder. The Debtor shall furnish to the Secured Party from time to time any statements and schedules further identifying and describing any of the Collateral and such other reports in connection with the Collateral as the Secured Party may reasonably request.

          If, during the term of this Agreement, (i) any stock dividend, reclassification, readjustment, or other change is declared or made in the capital structure of any of the issuers of the Pledged Securities, or any option included with the Collateral is exercised, or both, or (ii) any subscription warrants or any other rights or options shall be issued in connection with the Collateral, then all new, substituted, and additional certificates, shares, warrants, rights, options or other securities, issued by reason of any of the foregoing, shall be immediately delivered to and held by the Secured Party and shall constitute Collateral hereunder.

          During the existence of an Event of Default, the Debtor agrees that, if the Debtor fails to perform under this Agreement, the Secured Party may, but shall not be obligated to, perform the Debtor's obligations under this Agreement and any reasonable expenses incurred by the Secured Party in performing the Debtor's obligations shall be paid by the Debtor. Any such performance by the Secured Party may be made by the Secured Party in reasonable reliance on any statement, invoice, or claim, without inquiry into the validity or accuracy thereof. The amount and nature of any expense of the Secured Party hereunder shall be established conclusively by a certificate of any officer of the Secured Party.

          The Debtor irrevocably appoints the Secured Party as the Debtor's attorney in fact, with full authority to act during the existence of an Event of Default for the Debtor and in the name of the Debtor, to take any action and execute any agreement which the Secured Party deems necessary or advisable to accomplish the purposes of this Agreement, including taking actions the Secured Party is expressly authorized to take pursuant to this Agreement (such as the matters described in paragraph (c) above), instituting proceedings the Secured Party deems necessary or desirable to enforce the rights of the Secured Party with respect to this Agreement, and taking actions with respect to receiving, endorsing, and collecting instruments made payable to the Debtor representing any dividend, interest payment, or other distribution in respect of the Pledged Securities and giving full discharge for the same.

          The powers conferred on the Secured Party under this Agreement are solely to protect its rights under this Agreement and shall not impose any duty upon it to exercise any such powers. Except as elsewhere provided hereunder, the Secured Party shall have no duty as to any of the Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to the Collateral. The Secured Party shall have no responsibility for (i) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders, or other matters relative to any Pledged Securities, whether or not the Secured Party has or is deemed to have knowledge of such matters, or (ii) taking any necessary steps to preserve rights against any parties with respect to any Pledged Securities.

Remedies. During the continuation of any Event of Default:
--------
Interim Remedies.
----------------
          The Secured Party may exercise all the rights and remedies of a secured party under the UCC and any other rights and remedies available under applicable law.

          The Secured Party may prosecute actions in equity or at law for the specific performance of any covenant or agreement herein contained or in aid of the execution of any power herein granted or for the enforcement of any other appropriate legal or equitable remedy.

          All rights of the Debtor to receive cash dividends or distributions shall cease, and all such rights shall thereupon become vested in the Secured Party who shall thereupon have the sole right to receive such cash dividends or distributions. All cash dividends or distributions received by the Debtor in violation of the foregoing shall be received in trust for the benefit of the Secured Party, shall be segregated from other funds of the Debtor, and shall be promptly paid over to the Secured Party to be held as Collateral in the same form as so received (with any necessary endorsement).

          All rights of the Debtor to exercise the voting and other consensual rights which it would otherwise be entitled to exercise with respect to any Pledged Securities and pursuant to this Agreement shall cease, and all such rights shall thereupon become vested in the Secured Party who shall thereupon have the sole right to exercise such voting and other consensual rights. The Debtor authorizes all other parties to follow the instructions of the Secured Party and ignore the instructions of the Debtor with respect to such rights.

          To the extent permitted by applicable law, the Secured Party shall have the right, without notice to the Debtor, to transfer or to register, in the name of the Secured Party or any of its nominees, any of the Pledged Securities. In addition, the Secured Party shall have the right at any time to exchange the certificates or instruments representing the Pledged Securities for certificates or instruments of smaller or larger denominations.

          The Secured Party may require the Debtor to promptly assemble any tangible Collateral and make it available to the Secured Party at a place to be designated by the Secured Party. The Secured Party may occupy any premises owned or leased by the Debtor where the Collateral is assembled for a reasonable period in order to effectuate its rights and remedies hereunder or under law, without obligation to the Debtor with respect to such occupation. The Secured Party shall have no obligation to take any action to assemble or otherwise take control of the Collateral, whether for the purposes of sale or otherwise.

          The Secured Party may take any action permitted under the Credit Agreement or the other Loan Documents including declaring the unpaid portion of the Secured Obligations to be immediately due and payable under the terms of the Credit Agreement.

Foreclosure.
-----------
          The Secured Party may foreclose on the Collateral in any manner permitted by the courts of or in the State of New York or the State in which any Collateral is located. If the Secured Party should institute a suit for the collection of the Secured Obligations and for the foreclosure of this Agreement, the Secured Party may at any time before the entry of a final judgment dismiss the same, and take any other action permitted by this Agreement.

          The Secured Party may exercise all the rights and remedies of a secured party under the UCC, including foreclosure.

          If, in the opinion of the Secured Party, there is any question that a public or semipublic sale or distribution of any Collateral will violate any state or federal securities law, the Secured Party in its discretion
     (A) may offer and sell securities privately to purchasers who will agree to take them for investment purposes and not with a view to distribution and who will agree to imposition of restrictive legends on the certificates representing the security or (B) may, if lawful, sell such securities in an intrastate offering under Section 3(a)(11) of the Securities Act of 1933, as amended, and no sale so made in good faith by the Secured Party shall be deemed to be not "commercially reasonable" because so made. Debtor shall cooperate fully with Secured Party in all respects in selling or realizing upon all or any part of the Collateral. In addition, Debtor shall fully comply with the securities laws of the United States, the State of New York, and other states or jurisdictions and take such actions as may be necessary to permit the Secured Party to sell or otherwise dispose of any securities pledged hereunder in compliance with such laws.

          The Secured Party may sell any Collateral at public or private sale, at the office of the Secured Party or elsewhere, for cash or credit and upon such other terms as the Secured Party deems commercially reasonable. The Secured Party may sell any Collateral at one or more sales, and the security interest granted hereunder shall remain in effect as to the unsold portion of the Collateral. If notice is required by law, the Debtor hereby deems ten days' advance notice of the time and place of any public or private sale reasonable notification, recognizing that if the Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, shorter notice may be reasonable. The Secured Party shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Secured Party may adjourn any sale by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was adjourned. In the event that any sale hereunder is not completed or is defective in the opinion of the Secured Party, the Secured Party shall have the right to cause subsequent sales to be made hereunder. Any statements of fact or other recitals made in any bill of sale, assignment, or other document representing any sale hereunder, including statements relating to the occurrence of an Event of Default, acceleration of the Secured Obligations, notice of the sale, the time, place, and terms of the sale, and other actions taken by the Secured Party in relation to the sale shall be conclusive evidence of the truth of the matters so stated. The Secured Party may delegate to any agent the performance of any acts in connection with any sale hereunder, including the sending of notices and the conduct of the sale.

Application of Proceeds. Unless otherwise specified herein, any cash proceeds
-----------------------
received by the Secured Party from the sale of, collection of, or other realization upon any part of the Collateral or any other amounts received by the Secured Party hereunder shall be applied to the Secured Obligations as directed by the Secured Party.

Waiver of Certain Rights. To the full extent the Debtor may do so, the Debtor
------------------------
shall not insist upon, plead, claim, or take advantage of any law providing for any appraisement, valuation, stay, extension, or redemption, and the Debtor hereby waives and releases the same, and all rights to a marshaling of the assets of the Debtor, including the Collateral, or to a sale in inverse order of alienation in the event of foreclosure of the liens and security interests hereby created. The Debtor shall not assert any right under any law pertaining to the marshaling of assets, sale in inverse order of alienation, the administration of estates of decedents or other matters whatever to defeat, reduce, or affect the right of the Secured Party under the terms of this Agreement.

Miscellaneous.
--------------
General. The miscellaneous provisions contained in Article XI of the Credit
-------
Agreement are incorporated herein as if fully set forth herein. This Agreement may be executed in multiple counterparts each of which shall constitute one and the same agreement.
Addresses for Notices. All notices and other communications provided for
---------------------
hereunder shall be in the manner and to the addresses set forth in the Credit Agreement.

     5.3  Choice of Law.
          -------------

          (a) THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, the LAW OF THE STATE OF NEW YORK applicable to agreements made and to be performed entirely within such State; PROVIDED THAT THE SECURED PARTY SHALL
                                      --------
RETAIN ALL RIGHTS ARISING UNDER FEDERAL LAW.

          (b) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT MAY BE BROUGHT IN THE

COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF SUCH STATE, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH OF THE SECURED PARTY AND THE DEBTOR CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF THOSE COURTS. THE SECURED PARTY AND EACH DEBTOR IRREVOCABLY WAIVE ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF ANY LOAN DOCUMENT OR OTHER DOCUMENT RELATED THERETO. THE SECURED PARTY AND EACH DEBTOR WAIVE PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS, WHICH MAY BE MADE BY ANY OTHER MEANS PERMITTED BY THE LAW OF SUCH STATE.

     5.4 Waiver of Right to Trial by Jury. EACH PARTY TO THIS AGREEMENT HEREBY
         --------------------------------
EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER ANY LOAN DOCUMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO ANY LOAN DOCUMENT, OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER FOUNDED IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE SIGNATORIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

THIS WRITTEN AGREEMENT REPRESENTS THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

     Executed as of the date first above written.

                                 COINSTAR, INC.


                                 By:
                                    --------------------------------------------
                                 Name:
                                      ------------------------------------------
                                 Title:
                                       -----------------------------------------


                                 BANK OF AMERICA, N.A.,
                                 as Administrative Agent


                                 By:
                                    --------------------------------------------
                                 Name:
                                      ------------------------------------------
                                 Title:
                                       -----------------------------------------

                                   SCHEDULE I
                               to Pledge Agreement

     Attached to and forming a part of that certain Pledge Agreement dated April 18, 2002, by Coinstar, Inc. a Delaware corporation, as Debtor, to the Secured Party.

-------------------------------------------------------------------------------------------
Stock Issuer                   Class        Stock        Par        Number    Percentage of
                                of      Certificate     Value     of Shares    Outstanding
                               Stock       No(s).                               and Issued
                                                                              Stock Pledged
-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------